UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 02/28/19

Item 1.	Reports to Stockholders.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended February 28, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, but financial markets experienced their usual volatility due to trade concerns and geopolitical issues. The U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% at its March, June, September and December 2018 meetings, bringing the rate from 1.50% at the start of the period to 2.50% by period-end. After period-end, the Fed indicated at its March 2019 meeting that further rate increases may be on hold for the calendar year.

During the 12-month period, the municipal bond market posted largely modest returns. However, the municipal bond market outperformed the corporate bond and U.S. Treasury bond markets, with generally higher returns for longer-term and lower-rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, increased employment and the strength of the U.S. economy.

Franklin Tax-Free Trust’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term.

In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us or your financial advisor when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of February 28, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

 Not FDIC Insured | May Lose  Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Municipal Bond Market Overview

The financial markets experienced volatility during the 12-month reporting period due to trade concerns and geopolitical stress. Equity markets sold off sharply during the fourth quarter of 2018, spurring a flight to perceived quality that benefited high-quality fixed income assets such as municipal bonds and U.S. Treasuries. Stocks quickly reversed course and rallied sharply to start 2019, and municipal bonds performed well in January and February. Overall, the municipal bond market outperformed both the corporate bond and U.S. Treasury markets, but underperformed the equity markets during the period.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +4.13% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +3.23% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +2.63% total return.1 U.S. stocks, as represented by the Standard & Poor’s® 500 Index, outperformed the fixed income markets with a +4.68% total return.1

Municipal bonds with intermediate and long maturities generally outperformed bonds with shorter maturities during the 12-month period. The best-performing maturity group in the Bloomberg Barclays Municipal Bond Index was the 8-12 year group, which returned +5.13% for the period.1 High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +6.96% total return, compared with a +4.13% total return for the Bloomberg Barclays Municipal Bond Index.1

Municipal issuance during the reporting period totaled approximately $347 billion, a 19% decline from total issuance for the preceding 12-month period.2 Issuance remains diminished as the Tax Cuts and Jobs Act of 2017 eliminated advanced refundings beginning in January 2018. Calendar-year 2018 issuance was approximately $339 billion, which represented a 24% decline from 2017.2 The Investment Company Institute reported negative municipal bond fund flows during the fourth quarter of 2018, but flows turned positive in the first two months of 2019. Overall, total net municipal bond fund inflows for the 12-month period were approximately $14 billion.3 In our view, investor demand remains healthy.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its March, June, September and December 2018 meetings. The target range stood at 2.25%–2.50% at period-end. The Fed also increased the discount rate 0.25% at all four meetings, to finish the period at 3.00%. After the Fed’s December rate hike, it noted in its press release that “the labor market has continued to strengthen and that economic activity has been rising at a strong rate.” Although the Fed had previously indicated further rate hikes in 2019, after the January meeting, Chair Powell indicated a patient approach in 2019.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2. Source: The Bond Buyer, Thomson Reuters.

3. Source: Investment Company Institute.

See www.franklintempletondatasources.com for additional data provider information.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to higher coupon securities, while balancing risk and return within each Fund’s range of allowable investments. We do not purchase high-yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, in declining rate environments, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. However, when rates rise, our turnover increases as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Alabama Tax-Free Income Fund

We are pleased to bring you Franklin Alabama Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	7.68%

AA	76.46%

A	2.39%

BBB	4.12%

Refunded	9.35%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.79 on September 10, 2018, to $10.85 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 14.82 cents per share for the same period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.70% based on an annualization of February’s 2.55 cent per share monthly dividend and the maximum offering price of $11.33 on February 28, 2019. An investor in the 2019 maximum combined effective federal and Alabama personal income tax bracket of 45.80% (including

Dividend Distributions*

3/1/18–2/28/19

		Dividend per Share (cents)
Month	Class A**	Class A1	Class C	Class R6	Advisor Class
March	—	2.89	2.38	2.99	2.98
April	—	2.79	2.28	2.89	2.88
May	—	2.84	2.33	2.94	2.93
June	—	2.84	2.33	2.95	2.93
July	—	2.74	2.23	2.85	2.83
August	—	2.74	2.23	2.85	2.83
September	1.67	2.74	2.23	2.85	2.83
October	2.65	2.79	2.28	2.90	2.88
November	2.65	2.79	2.28	2.90	2.88
December	2.65	2.79	2.29	2.89	2.87
January	2.65	2.79	2.29	2.89	2.87
February	2.55	2.69	2.19	2.79	2.77
Total	14.82	33.43	27.34	34.69	34.48

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

3.80% Medicare tax) would need to earn a distribution rate of 4.98% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Alabama’s economy grew but lagged the nation’s during the 12 months under review. Business sentiment in the state improved

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 81.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

and remained generally positive, with firms in many industries expecting growth in capital expenditures, hiring, sales and profits. The state’s housing market improved, as home prices and sales increased. The state’s unemployment rate fell from 4.0% in February 2018 to 3.7% at period-end, which was lower than the 3.8% national average.3

Alabama has two major operating funds: the Education Trust Fund (ETF), the main funding source for education programs; and the general fund, the primary funding source for Medicaid and other non-education government programs. For the fiscal year (FY) 2018, which ended on September 30, 2018, tax collections contributing to the state’s revenue were up compared with the same prior-year period. The rise was mainly attributed to increased sales taxes, use taxes and corporate and individual income taxes. The general fund budget for FY 2019, passed in March 2018, was modestly higher compared to the prior year’s budget. Highlights included cost-of-living raises for state employees and spending increases for Medicaid, mental health programs and department of corrections compared to FY 2018. The state’s approved ETF budget for FY 2019 was modestly larger than the previous year’s spending plan. The enacted budget featured increased spending on pre-kindergarten, K-12 and higher education, and pay raises for K-12 and community college education employees. During the first four months of FY 2019, tax collections, which contribute to the state’s revenue, were up compared with the same prior-year period, mainly due to increases in sales and use taxes and corporate income tax.

Alabama’s net tax-supported debt was 2.3% of personal income and $898 per capita compared with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AA rating with a stable outlook on Alabama’s general obligation debt.5 The rating reflected S&P’s view of the state’s largely stable economic base with prime industries and expanding diversification. S&P’s rating also took into account Alabama’s constitutional requirement to cut expenses when revenue declines, dedicated revenue for capital projects and debt service, and recent replenishment of reserves. Some challenges cited by S&P were the state’s restrictive tax structure that limits revenue, Alabama’s lower economic performance relative to the nation, and its below-average pension obligation funding. The stable outlook reflected S&P’s view that Alabama’s broad-based and consistent economic growth should maintain strong credit

Portfolio Composition
2/28/19
	% of Total Investments	*

Utilities	33.60%

Higher Education	16.57%

Tax-Supported	14.08%

Refunded**	11.63%

General Obligation	11.60%

Hospital & Health Care	7.73%

Corporate-Backed	2.73%

Transportation	2.06%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

support. S&P expected the state would maintain budgetary structural balance, and the rating agency also viewed the state’s trust fund reserves as positive

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues slow growth trend,” 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+2.77%	-1.60%
5-Year	+15.21%	+1.98%
10-Year	+49.15%	+3.63%

Advisor[4]
1-Year	+2.86%	+2.86%
5-Year	+15.50%	+2.92%
10-Year	+49.53%	+4.11%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.70%	4.98%	1.77%	3.27%
Advisor	3.07%	5.66%	2.07%	3.82%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 10 for Performance Summary footnotes.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change
A (FALQX)	$10.85	$10.79	N/A	+$0.06
A1 (FRALX)	$10.84	N/A	$10.88	-$0.04
C (FALEX)	$10.98	N/A	$11.02	-$0.04
R6 (FALRX)	$10.84	N/A	$10.88	-$0.04
Advisor (FALZX)	$10.84	N/A	$10.88	-$0.04
Distributions (3/1/18–2/28/19)
Share Class	Net Investment Income
A (9/10/18–2/28/19)	$0.1482
A1	$0.3343
C	$0.2734
R6	$0.3469
Advisor	$0.3448

Total Annual Operating Expenses[10]

Share Class
A	0.89%
Advisor	0.64%

See page 10 for Performance Summary footnotes.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +2.33% and +0.94%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Alabama personal income tax rate of 45.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value[1]	Ending Account Value 2/28/19	Expenses Paid During Period[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/193,[4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,019.80	$4.35	$1,020.23	$4.61	0.92%
A1	$1,000	$1,016.50	$3.95	$1,020.88	$3.96	0.79%
C	$1,000	$1,012.50	$6.69	$1,018.15	$6.71	1.34%
R6	$1,000	$1,017.10	$3.20	$1,021.62	$3.21	0.64%
Advisor	$1,000	$1,016.90	$3.45	$1,021.37	$3.46	0.69%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	11

Franklin Florida Tax-Free Income Fund

This annual report for Franklin Florida Tax-Free Income Fund covers the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes and any Florida personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	9.90%

AA	27.34%

A	37.53%

BBB	5.80%

Below Investment Grade	3.22%

Refunded	15.85%

Not Rated	0.36%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, remained unchanged from $10.44 on September 10, 2018, to $10.44 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 17.28 cents per share for the same period.2 The Performance Summary beginning on page 15 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.31% based on an annualization of February’s 3.01 cent per share monthly dividend and the maximum offering price of $10.90 on February 28, 2019. An

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)

Month	Class A**	Class A1	Class C	Class R6	Advisor Class

March	—	3.21	2.71	3.30	3.29

April	—	3.21	2.71	3.30	3.29

May	—	3.21	2.71	3.30	3.29

June	—	3.21	2.72	3.31	3.29

July	—	3.21	2.72	3.31	3.29

August	—	3.21	2.72	3.31	3.29

September	1.97	3.21	2.71	3.31	3.29

October	3.07	3.21	2.71	3.31	3.29

November	3.07	3.21	2.71	3.31	3.29

December	3.08	3.21	2.72	3.32	3.29

January	3.08	3.21	2.72	3.32	3.29

February	3.01	3.14	2.65	3.25	3.22

Total	17.28	38.45	32.51	39.65	39.41

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

investor in the 2019 maximum federal income tax bracket of 37.00% (plus 3.80% Medicare tax) would need to earn a distribution rate of 5.59% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 88.

12	Annual Report	franklintempleton.com

FRANKLIN FLORIDA TAX-FREE INCOME FUND

State Update

During the 12 months under review, Florida’s economy and job growth continued to outperform the nation’s, helped by healthy population growth and positive net migration. Florida’s job growth was broad-based across most job sectors and especially supported by construction, professional and business services, and leisure and hospitality. The state’s unemployment rate declined from 3.9% in February 2018 to 3.5% at period-end, which was lower than the 3.8% national average.3 The state’s growing economy, favorable climate and increased housing affordability attracted new residents and foreign buyers, which pressured Florida’s housing market by tightening supply levels and increasing prices. However, the state’s foreclosure rate remained higher than the national rate.

Florida’s net general revenue collections in fiscal year (FY) 2018 (ended June 30, 2018) increased compared with FY 2017, primarily reflecting higher sales tax and corporate income tax collections, which remained the state’s largest revenue sources. Due to positive general revenue trends, Florida ended FY 2018 with higher general fund and budget stabilization fund balances, when compared to FY 2017. In March 2018, the governor signed the FY 2019 budget into law. The enacted budget was larger than the previous year’s and was based on increased revenue collections. Other features included reduced sales tax on commercial rent; increased corporate tax credits, sales tax exemptions and holidays; and augmented spending for transportation, economic development, health care and human services and education. In February 2019, the governor’s proposed FY 2020 budget increased spending compared to the enacted FY 2019 budget, largely in education and environmental protection. The proposal also included tax reductions.

The strategy employed by the state to pay down debt and slow the pace of issuance led to positive results. Florida’s net tax-supported debt was 2.0% of personal income and $889 per capita, comparable with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) maintained its AAA rating with a stable outlook for Florida’s general obligation debt, reflecting its assessment of the state’s continued strong employment and population growth, revenue growth, structurally balanced budgeting, strong reserve levels, relatively well-funded pensions and moderate debt burden.5 The stable outlook reflected S&P’s assessment of Florida’s strong economic growth and the rating

Portfolio Composition

2/28/19

	% of Total Investments	*

Hospital & Health Care	24.75%

Transportation	18.60%

Refunded**	17.55%

Utilities	16.66%

General Obligation	8.73%

Tax-Supported	7.46%

Higher Education	2.52%

Other Revenue	1.73%

Housing	1.04%

Subject to Government Appropriations	0.96%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

agency’s expectation that Florida would maintain strong budget balances. Some potential risks that S&P believes could return Florida to structural budgetary imbalance include a major economic downturn or withdrawal of federal aid. S&P also believes that economic damage or increased debt resulting from catastrophic hurricanes could pressure the state’s credit rating.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues slow growth trend,” 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

franklintempleton.com	Annual Report	13

FRANKLIN FLORIDA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

14	Annual Report	franklintempleton.com

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
A3
1-Year	+3.37%	-1.02%
5-Year	+14.91%	+1.93%
10-Year	+45.88%	+3.40%

Advisor[4]
1-Year	+3.54%	+3.54%
5-Year	+15.51%	+2.93%
10-Year	+46.62%	+3.90%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	3.31%	5.59%	1.75%	2.96%
Advisor	3.69%	6.23%	2.07%	3.50%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

franklintempleton.com	Annual Report	15

FRANKLIN FLORIDA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 18 for Performance Summary footnotes.

16	Annual Report	franklintempleton.com

FRANKLIN FLORIDA TAX-FREE INCOME FUND

    PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change
A (FQFLX)	$10.44	$10.44	N/A	$0.00
A1 (FRFLX)	$10.43	N/A	$10.47	-$0.04
C (FRFIX)	$10.66	N/A	$10.69	-$0.03
R6 (FRFQX)	$10.46	N/A	$10.49	-$0.03
Advisor (FFTZX)	$10.46	N/A	$10.49	-$0.03

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income
A (9/10/18–2/28/19)	$0.1728
A1	$0.3845
C	$0.3251
R6	$0.3965
Advisor	$0.3941

Total Annual Operating Expenses[10]

Share Class
A	0.82%
Advisor	0.57%

See page 18 for Performance Summary footnotes.

franklintempleton.com	Annual Report	17

FRANKLIN FLORIDA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +2.42% and +0.98%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the 2019 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

18	Annual Report	franklintempleton.com

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value[1]	Ending Account Value 2/28/19	Expenses Paid During Period[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,017.10	$4.02	$1,020.58	$4.26	0.85%
A1	$1,000	$1,013.80	$3.60	$1,021.22	$3.61	0.72%
C	$1,000	$1,010.60	$6.33	$1,018.50	$6.36	1.27%
R6	$1,000	$1,015.30	$2.85	$1,021.97	$2.86	0.57%
Advisor	$1,000	$1,015.20	$3.10	$1,021.72	$3.11	0.62%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	19

Franklin Georgia Tax-Free Income Fund

We are pleased to bring you Franklin Georgia Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

% of Total
Ratings	Investments

AAA	8.33%

AA	63.43%

A	13.06%

BBB	2.82%

Below Investment Grade	0.77%

Refunded	10.96%

Not Rated	0.63%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.57 on September 10, 2018, to $11.59 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 17.12 cents per share for the same period.2 The Performance Summary beginning on page 23 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.95% based on an annualization of February’s 2.97 cent per share monthly dividend and the

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)
	Class	Class			Advisor
Month	A**	A1	Class C	Class R6	Class
March	—	3.17	2.62	3.28	3.26
April	—	3.17	2.62	3.28	3.26
May	—	3.17	2.62	3.28	3.26
June	—	3.22	2.68	3.34	3.31
July	—	3.22	2.68	3.34	3.31
August	—	3.22	2.68	3.34	3.31
September	1.97	3.22	2.67	3.34	3.31
October	3.07	3.22	2.67	3.34	3.31
November	3.07	3.22	2.67	3.34	3.31
December	3.07	3.22	2.68	3.34	3.31
January	2.97	3.12	2.58	3.24	3.21
February	2.97	3.12	2.58	3.24	3.21
Total	17.12	38.29	31.75	39.70	39.37

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

maximum offering price of $12.10 on February 28, 2019. An investor in the 2019 maximum combined effective federal and Georgia personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.55% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 97.

20	Annual Report	franklintempleton.com

FRANKLIN GEORGIA TAX-FREE INCOME FUND

State Update

During the 12 months under review, Georgia’s well-diversified and broad-based economy outpaced the nation. The Atlanta metropolitan area is the engine of the state’s economic performance, and has recently experienced one of the largest population increases in the U.S. State per-capita income is lower than the nation’s, but recent economic growth is closing the gap. Georgia’s low cost of living, strong transportation network, solid population growth, and favorable weather and business costs have attracted business investment and job creation. Ongoing job growth has bolstered income tax and sales tax receipts that account for the majority of general fund revenue. Georgia’s unemployment rate declined from 4.2% in February 2018 to 3.9% at period-end, which was higher than the nation’s 3.8% unemployment rate.3

In March 2018, the governor signed an amended fiscal year 2018 budget, which assumed increased net revenue collections compared with the previous fiscal year. The amended budget, although reflecting few changes to what was enacted, did provide additional funding to local governments, public education, and economic development efforts. The budget adopted for the 2019 fiscal year, which began on July 1, 2018, assumed net revenue growth over the 2018 amended budget, including expected tax growth. Budget priorities included eliminating remaining austerity adjustments, providing additional funds for the Quality Basic Education (QBE) program to fund enrollment growth and teacher training, and fully funding the QBE funding formula. Additional funds were added for contributions to the Teachers’ Retirement System and for Medicaid services, although Georgia is not a Medicaid expansion state. Georgia’s legislature proposed a $27.5 billion fiscal year 2020 budget to increase spending for K-12 education with smaller raises for teachers. The budget would also increase public health care funding, including nursing home care for the elderly and disabled.

The state’s net tax-supported debt was 2.4% of personal income and $986 per capita, compared with the 2.3% and $987 national medians.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Georgia’s general obligation AAA debt rating with a stable outlook.5 In S&P’s view the rating reflected Georgia’s well-diversified and broad-based economic growth that outpaces the nation, strong financial monitoring and oversight including a history of budget adjustments (usually through spending cuts) when needed to restore fiscal

Portfolio Composition

2/28/19

	% of Total Investments	*

Utilities	19.41%

Hospital & Health Care	17.74%

General Obligation	13.87%

Subject to Government Appropriations	12.95%

Refunded**	11.45%

Higher Education	8.03%

Tax-Supported	6.58%

Transportation	5.81%

Housing	4.16%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

balance, continued growth in the state’s revenue shortfall reserve, a moderate debt position coupled with rapid amortization, and proactive management of long-term liabilities through full funding of state pension contributions and creation of reserves for other post-employment benefits. The state’s stable outlook is due to active management of its budget and revenue forecast coupled with Georgia’s willingness to adjust to unforeseen economic events.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues slow growth trend,” 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

franklintempleton.com	Annual Report	21

FRANKLIN GEORGIA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+2.74%	-1.62%
5-Year	+14.63%	+1.88%
10-Year	+49.67%	+3.66%

Advisor[4]
1-Year	+2.83%	+2.83%
5-Year	+15.03%	+2.84%
10-Year	+50.12%	+4.15%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.95%	5.55%	1.80%	3.38%
Advisor	3.32%	6.24%	2.12%	3.98%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 26 for Performance Summary footnotes.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 26 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change
A (FGAQX)	$11.59	$11.57	N/A	+$0.02
A1 (FTGAX)	$11.59	N/A	$11.65	-$0.06
C (FGAIX)	$11.77	N/A	$11.83	-$0.06
R6 (FGFQX)	$11.59	N/A	$11.66	-$0.07
Advisor (FGFZX)	$11.59	N/A	$11.66	-$0.07

Distributions (3/1/18–2/28/19)

	Net Investment
Share Class	Income

A (9/10/18–2/28/19)	$0.1712

A1	$0.3829

C	$0.3175

R6	$0.3970

Advisor	$0.3937

Total Annual Operating Expenses[10]

Share Class

A	0.84%

Advisor	0.59%

See page 26 for Performance Summary footnotes.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and shareprice will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +1.61% and +0.65%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Georgia personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

					Expenses	Net
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value[1]	Value 2/28/19	Period[2,3,4]	Value 2/28/19	9/1/18–2/28/19[3,4]	Ratio[4]

A	$1,000	$1,017.00	$4.11	$1,020.48	$4.36	0.87%
A1	$1,000	$1,014.10	$3.65	$1,021.17	$3.66	0.73%
C	$1,000	$1,011.90	$6.39	$1,018.45	$6.41	1.28%
R6	$1,000	$1,014.70	$2.90	$1,021.92	$2.91	0.58%
Advisor	$1,000	$1,014.60	$3.15	$1,021.67	$3.16	0.63%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Kentucky Tax-Free Income Fund

We are pleased to bring you Franklin Kentucky Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	4.84%

AA	40.27%

A	32.94%

BBB	11.48%

Refunded	10.47%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.68 on September 10, 2018, to $10.76 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 14.55 cents per share for the same period.2 The Performance Summary beginning on page 31 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.83% based on an annualization of February’s 2.65 cent per share monthly dividend and the maximum offering price of $11.24 on February 28, 2019. An investor in the 2019 maximum combined effective federal and Kentucky personal income tax bracket of 46.80% (including

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)

Month	Class A**	Class A1	Class R6	Advisor Class
March	—	3.00	3.11	3.09
April	—	3.00	3.11	3.09
May	—	3.00	3.11	3.09
June	—	2.93	3.04	3.01
July	—	2.83	2.94	2.91
August	—	2.68	2.79	2.76
September	1.63	2.68	2.80	2.76
October	2.54	2.68	2.80	2.76
November	2.54	2.68	2.80	2.76
December	2.54	2.68	2.79	2.76
January	2.65	2.79	2.90	2.87
February	2.65	2.79	2.90	2.87
Total	14.55	33.74	35.09	34.73

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

3.80% Medicare tax) would need to earn a distribution rate of 5.32% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

During the 12 months under review, Kentucky’s economy continued to grow modestly, given slow population gains and

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 105.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

marginal expansion in a number of job sectors. The health care sector is an important component of economic stability and employment in Kentucky, as Kentucky expanded Medicare under the Affordable Care Act. However, the commonwealth’s economy continued to be hindered by relatively low wealth levels and a weak demographic profile that includes an aging population. Kentucky’s unemployment rate declined from 4.3% in February 2018 to end the period at 4.1%, which was higher than the nation’s 3.8% unemployment rate.3

Growth in fiscal year 2018 general fund collections over the prior fiscal year may assist efforts to achieve structural balance across the commonwealth’s operations despite higher fixed costs, which are an important aspect of Kentucky’s budget. Kentucky’s 2019– 2020 biennium budget was passed in April 2018 after being revised to address the governor’s concerns about funding for a statewide broadband construction project. The new budget included a plan to replenish the commonwealth’s rainy day fund, reduced higher education funding and modest reductions to employee benefits. Kentucky’s pension reforms, also approved in April 2018, were struck down by a lower court in June 2018 after being challenged by the state attorney general. The governor filed an appeal to the Kentucky Supreme Court, and in December 2018, the court struck down the pension reforms. Kentucky has increased pension funding in recent years, but unfunded pension liabilities remain a significant budgetary issue. Near period-end the governor proposed issuing park improvement bonds, increased higher education funding and non-profit sales tax exemptions in the 2020 fiscal year. The proposal was approved by a state house committee despite lower state revenues and pension worries.

Kentucky’s net tax-supported debt was 5.1% of personal income and $1,995 per capita, compared with the 2.3% and $987 national medians.4 In May 2018, Standard & Poor’s (S&P) downgraded Kentucky’s issuer credit rating to A with a stable outlook.5 The rating reflected increased vulnerability to fiscal strain resulting from rising pension costs and years of uneven budgetary management that has relied on spending and reserve reductions amid economic expansion. Kentucky’s moderately high debt burden, including a large unfunded pension liability, and increasing Medicaid costs to cover expansion under the Affordable Care Act are likely to further pressure future budgets. Income levels well below the national average and economic growth that has consistently lagged the nation may also hinder Kentucky’s long-term fiscal health. The

Portfolio Composition

2/28/19

	% of Total Investments	*

Utilities	23.81%

Subject to Government Appropriations	22.89%

Higher Education	18.96%

Refunded**	16.03%

Hospital & Health Care	12.26%

Housing	3.13%

Tax-Supported	1.99%

Transportation	0.93%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

stable outlook reflected the implementation of pension reform, the adoption of a biennium budget that fully funds its required pension plan contributions, and the transfer of funds for reserves. Future rating upgrades from S&P will depend on reducing unfunded pension liabilities and achieving structural budgetary balance.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues slow growth trend,” 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+3.02%	-1.36%
5-Year	+15.17%	+1.98%
10-Year	+48.73%	+3.60%

Advisor[4]
1-Year	+3.10%	+3.10%
5-Year	+15.46%	+2.92%
10-Year	+49.09%	+4.07%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate[5]	Distribution Rate[6]	30-Day Standardized Yield[7]	30-Day Standardized Yield[6]
A	2.83%	5.32%	1.79%	3.36%
Advisor	3.20%	6.02%	2.09%	3.93%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 34 for Performance Summary footnotes.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

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PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change
A (FRKQX)	$10.76	$10.68	N/A	+$0.08
A1 (FRKYX)	$10.75	N/A	$10.77	-$0.02
R6 (FKTRX)	$10.75	N/A	$10.77	-$0.02
Advisor (FKTZX)	$10.75	N/A	$10.77	-$0.02
Distributions (3/1/18–2/28/19)
Share Class	Net Investment Income

A (9/10/18–2/28/19)	$0.1455

A1	$0.3374

R6	$0.3509

Advisor	$0.3473

Total Annual Operating Expenses[10]

Share Class

A	0.93%

Advisor	0.68%

See page 34 for Performance Summary footnotes.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +3.01% and +1.22%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Kentucky personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,021.60	$4.59	$1,019.98	$4.86	0.97%
A1	$1,000	$1,019.20	$4.21	$1,020.63	$4.21	0.84%
R6	$1,000	$1,019.80	$3.46	$1,021.37	$3.46	0.69%
Advisor	$1,000	$1,018.70	$3.70	$1,021.12	$3.71	0.74%

1. For Classes A1, R6 and Advisor, 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9//10/18-2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	35

Franklin Louisiana Tax-Free Income Fund

We are pleased to bring you Franklin Louisiana Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	0.93%

AA	34.41%

A	42.85%

BBB	2.88%

Below Investment Grade	1.24%

Refunded	17.69%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.85 on September 10, 2018, to $10.93 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 15.52 cents per share for the same period.2 The Performance Summary beginning on page 39 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.89% based on an annualization of February’s 2.75 cent per share monthly dividend and the maximum offering price of $11.42 on February 28, 2019. An

Dividend Distributions*
3/1/18–2/28/19
	Dividend per Share (cents)

Month	Class A**	Class A1	Class C	Class R6	Advisor Class
March	—	2.94	2.42	3.04	3.03
April	—	2.94	2.42	3.04	3.03
May	—	2.94	2.42	3.04	3.03
June	—	2.94	2.43	3.05	3.03
July	—	2.94	2.43	3.05	3.03
August	—	2.89	2.38	3.00	2.98
September	1.77	2.89	2.38	3.00	2.98
October	2.75	2.89	2.38	3.00	2.98
November	2.75	2.89	2.38	3.00	2.98
December	2.75	2.89	2.39	3.00	2.97
January	2.75	2.89	2.39	3.00	2.97
February	2.75	2.89	2.39	3.00	2.97
Total	15.52	34.93	28.81	36.22	35.98

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

investor in the 2019 maximum combined effective federal and Louisiana personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.43% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 112.

36	Annual Report	franklintempleton.com

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

State Update

Louisiana’s economy grew during the 12 months under review, as evidenced by improved employment in manufacturing, health and social services and hospitality. However, the state’s slow population growth, high poverty rate and low per capita income relative to the nation’s constrained Louisiana’s economic base, which remained exposed to energy sector fluctuations. Crude oil prices were mixed during the period and did not translate to higher rig counts or other signs of oil industry revival. The state’s unemployment rate increased from 4.7% in February 2018 to 4.9% at period-end, which was significantly higher than the 3.8% national average.3

The state initially balanced the fiscal year (FY) 2018 budget (ended June 30, 2018), primarily through a higher revenue forecast and health care spending cuts made possible by increased federal funding. Higher-than-projected tax collections also enabled the state to release some budgeted funds it originally withheld in FY 2018 to help address possible mid-year shortfalls. The state ended FY 2018 with a budget surplus. In June 2018, the governor signed a balanced FY 2019 budget by enacting a new sales tax effective July 2018 and applying some nonrecurring measures. The budget avoided funding cuts for most state agencies, while including full funding for the Taylor Opportunity Program for Students (TOPS) and higher education and raising pay for state workers. The budget also increased spending for the Department of Children and Family and the Office of Juvenile Justice. In February 2019, the governor proposed the FY 2019–2020 budget, which included fully funding TOPS, maintaining Medicaid funding, increasing spending on education and health care, as well as raising pay for teachers and school employees.

Louisiana’s net tax-supported debt was 3.8% of personal income and $1,627 per capita, compared with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service (Moody’s) affirmed its rating of Aa3 on Louisiana’s general obligation debt, but changed its outlook from negative to stable earlier in the period.5 The rating reflected Moody’s view of the state’s large and diverse tax base, moderate combined debt and pension burden and adherence to certain financial best practices. According to Moody’s, the state’s challenges include financial and economic strain amid energy sector volatility, difficulty in closing large structural budget gaps, and erosion of reserves and liquidity after years of structural budgetary imbalance. The

Portfolio Composition
2/28/19

	% of Total Investments	*

Refunded**	18.49%

Hospital & Health Care	15.76%

Tax-Supported	14.82%

Utilities	13.20%

Higher Education	13.04%

Transportation	9.21%

General Obligation	6.40%

Subject to Government Appropriations	5.76%

Other Revenue	2.16%

Housing	1.16%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

stable outlook reflected the state’s recent stabilization of its economic base and implementation of recurring, although time-limited, solutions to large structural budget gaps.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues slow growth trend,” 4/24/18.

5. This does not indicate Moody’s rating of the Fund.

franklintempleton.com	Annual Report	37

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

38	Annual Report	franklintempleton.com

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+3.47%	-0.93%
5-Year	+15.84%	+2.09%
10-Year	+53.18%	+3.90%

Advisor[4]
1-Year	+3.65%	+3.65%
5-Year	+16.23%	+3.05%
10-Year	+53.70%	+4.39%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate[5]	Distribution Rate[6]	30-Day Standardized Yield[7]	30-Day Standardized Yield[6]
A	2.89%	5.43%	1.78%	3.35%
Advisor	3.26%	6.13%	2.09%	3.93%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 42 for Performance Summary footnotes.

franklintempleton.com	Annual Report	39

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09-2/28/19)

Advisor Class (3/1/09-2/28/19)

See page 42 for Performance Summary footnotes.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change
A (FQLAX)	$10.93	$10.85	N/A	+$0.08
A1 (FKLAX)	$10.92	N/A	$10.90	+$0.02
C (FLAIX)	$11.10	N/A	$11.07	+$0.03
R6 (FLAQX)	$10.93	N/A	$10.90	+$0.03
Advisor (FLTZX)	$10.93	N/A	$10.90	+$0.03
Distributions (3/1/18–2/28/19)
Share Class	Net Investment Income
A (9/10/18–2/28/19)	$0.1552
A1	$0.3493
C	$0.2881
R6	$0.3622
Advisor	$0.3598

Total Annual Operating Expenses[10]

Share Class
A	0.85%
Advisor	0.60%

See page 42 for Performance Summary footnotes.

franklintempleton.com	Annual Report	41

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +2.95% and +1.19%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Louisiana personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

42	Annual Report	franklintempleton.com

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value[1]	Ending Account Value 2/28/19	Expenses Paid During Period[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,022.20	$4.17	$1,020.43	$4.41	0.88%
A1	$1,000	$1,018.00	$3.75	$1,021.08	$3.76	0.75%
C	$1,000	$1,015.80	$6.50	$1,018.35	$6.51	1.30%
R6	$1,000	$1,019.50	$3.00	$1,021.82	$3.01	0.60%
Advisor	$1,000	$1,019.40	$3.25	$1,021.57	$3.26	0.65%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	43

Franklin Maryland Tax-Free Income Fund

We are pleased to bring you Franklin Maryland Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

% of Total
Ratings	Investments

AAA	17.16%

AA	35.16%

A	26.73%

BBB	11.14%

Below Investment Grade	1.72%

Refunded	5.12%

Not Rated	2.97%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.76 on September 10, 2018, to $10.80 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 15.27 cents per share for the same period.2 The Performance Summary beginning on page 47 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.95% based on an annualization of February’s 2.77 cent per share monthly dividend and the

Dividend Distributions*
3/1/18–2/28/19
	Dividend per Share (cents)
	Class	Class
Month	A**	A1	Class C	Class R6	Advisor Class
March	—	2.81	2.30	2.92	2.90
April	—	2.81	2.30	2.92	2.90
May	—	2.81	2.30	2.92	2.90
June	—	2.81	2.30	2.92	2.89
July	—	2.81	2.30	2.92	2.89
August	—	2.81	2.30	2.92	2.89
September	1.72	2.81	2.30	2.93	2.90
October	2.67	2.81	2.30	2.93	2.90
November	2.67	2.81	2.30	2.93	2.90
December	2.67	2.81	2.31	2.93	2.89
January	2.77	2.91	2.41	3.03	2.99
February	2.77	2.91	2.41	3.03	2.99
Total	15.27	33.92	27.83	35.30	34.94

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

maximum offering price of $11.28 on February 28, 2019. An investor in the 2019 maximum combined effective federal and Maryland personal income tax bracket of 49.75% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.87% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 120.

44	Annual Report	franklintempleton.com

FRANKLIN MARYLAND TAX-FREE INCOME FUND

State Update

Maryland’s economy continued to grow slowly during the 12 months under review amid mixed housing market conditions. The state’s home prices rose slightly, and housing starts and new residential permits increased, while home sales decreased amid lower demand. Maryland’s foreclosure rate declined but still significantly exceeded the nation’s. Maryland’s economic strengths consist of strong wealth and income indicators and a relatively diversified industry base that includes a significant federal government presence, which provides well-paying civilian and national defense jobs. Maryland’s unemployment rate fell from 4.2% in February 2018 to 3.7% at period-end, which was lower than the 3.8% national average.3

Maryland’s state revenues for fiscal year (FY) 2018 were above its March 2018 estimates and resulted in a general fund surplus, largely due to higher individual and corporate income taxes, higher business franchise, insurance company and sales and use taxes, and increased state lottery receipts. Maryland’s enacted FY 2019 budget was larger in comparison to the previous year’s plan, with increased investments in areas such as education and health care. It included structural resolution for a budget gap for FY 2019 by suspending various mandated spending measures and reducing prescription drug costs for retirees among other cost savings. The budget also featured year-over-year growth in current revenue for FY 2019. The governor’s proposed FY 2020 budget, which exceeds the FY 2019 budget, is structurally balanced and prioritizes investments in education, health care, transportation and environmental protection.

The state’s net tax-supported debt was 3.7% of personal income and $2,164 per capita, compared with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed the state’s general obligation debt rating at AAA with a stable outlook.5 S&P cited the state’s broad and diverse economy, continued strong wealth and income levels, proactive financial and budget management, well-developed financial and debt management policies and moderate debt levels. The outlook reflected S&P’s view of the state’s continued practice of structural budget alignment, maintenance of healthy reserve levels, and proactive mid-year budget adjustments in case of slower-than-anticipated revenue growth. However, S&P expressed concern about the state’s funding levels for pensions and other long-term liabilities.

Portfolio Composition
2/28/19
	% of Total Investments	*

Hospital & Health Care	22.48%

Utilities	20.81%

Higher Education	13.00%

General Obligation	12.83%

Housing	12.28%

Refunded**	5.45%

Transportation	5.25%

Other Revenue	4.56%

Subject to Government Appropriations	3.34%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues slow growth trend,” 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
A3
1-Year	+3.50%	-0.89%
5-Year	+14.37%	+1.83%
10-Year	+50.87%	+3.75%

Advisor[4]
1-Year	+3.68%	+3.68%
5-Year	+15.14%	+2.86%
10-Year	+52.53%	+4.31%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.95%	5.87%	1.86%	3.70%
Advisor	3.32%	6.61%	2.18%	4.34%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 50 for Performance Summary footnotes.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 50 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change
A (FQMDX)	$10.80	$10.76	N/A	+$0.04
A1 (FMDTX)	$10.80	N/A	$10.76	+$0.04
C (FMDIX)	$11.02	N/A	$10.98	+$0.04
R6 (FMDQX)	$10.82	N/A	$10.78	+$0.04
Advisor (FMDZX)	$10.81	N/A	$10.77	+$0.04

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income
A (9/10/18–2/28/19)	$0.1527
A1	$0.3392
C	$0.2783
R6	$0.3530
Advisor	$0.3494

Total Annual Operating Expenses10

Share Class
A	0.84%
Advisor	0.59%

See page 50 for Performance Summary footnotes.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +45.32% and +3.94%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Maryland state and local personal income tax rate of 49.75%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,018.40	$4.16	$1,020.43	$4.41	0.88%
A1	$1,000	$1,016.00	$3.75	$1,021.08	$3.76	0.75%
C	$1,000	$1,013.80	$6.49	$1,018.35	$6.51	1.30%
R6	$1,000	$1,017.60	$2.95	$1,021.87	$2.96	0.59%
Advisor	$1,000	$1,016.50	$3.25	$1,021.57	$3.26	0.65%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Missouri Tax-Free Income Fund

We are pleased to bring you Franklin Missouri Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

% of Total
Ratings	Investments
AAA	9.29%
AA	46.37%
A	21.09%
BBB	10.68%
Below Investment Grade	4.16%
Refunded	8.20%
Not Rated	0.21%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.41 on September 10, 2018, to $11.47 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 16.01 cents per share for the same period.2 The Performance Summary beginning on page 55 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.84% based on an annualization of February’s 2.84 cent per share monthly dividend and the

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)
	Class	Class			Advisor
Month	A**	A1	Class C	Class R6	Class
March	—	2.91	2.37	3.02	3.00
April	—	2.91	2.37	3.02	3.00
May	—	2.97	2.43	3.08	3.06
June	—	2.97	2.44	3.10	3.06
July	—	2.97	2.44	3.10	3.06
August	—	2.97	2.44	3.10	3.06
September	1.81	2.97	2.43	3.10	3.06
October	2.84	2.99	2.45	3.12	3.08
November	2.84	2.99	2.45	3.12	3.08
December	2.84	2.99	2.46	3.12	3.08
January	2.84	2.99	2.46	3.12	3.08
February	2.84	2.99	2.46	3.12	3.08
Total	16.01	35.62	29.20	37.12	36.70

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

maximum offering price of $11.98 on February 28, 2019. An investor in the 2019 maximum combined effective federal and Missouri personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.34% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Missouri’s economy continued to steadily expand during the 12 months under review, but underperformed the national

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 128.

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economy. The state’s personal income and population growth also remained below the nation’s. Missouri’s housing market improved, as home prices and sales rose, and the foreclosure rate, which was below the national average, declined. Missouri’s economy benefited from employment sector diversity that approximated the nation’s, and the state’s unemployment rate fell from 3.5% in February 2018 to 3.2% at period-end, which was well below the 3.8% national average.3

The state concluded fiscal year (FY) 2018 on June 30, 2018, with higher year-to-date general revenue collections than the prior year, mainly because of growth in collections of individual income, corporate, and sales and use taxes, and other collections, while refunds increased. In June 2018, the state’s new governor signed the FY 2019 budget that included increased spending on K-12 schools and school transportation, infrastructure and workforce development, but held steady the funding for public colleges and universities. The budget also cut some health care spending and released all the funding restrictions enforced in the previous year’s budget, freeing additional funds to be carried over to FY 2019. In July 2018, the governor signed a bill to reduce individual income taxes, limit some deductions and exemptions, and place a ceiling on a tax reduction for pass-through entities, including limited liability companies. In January 2019, Governor Mike Parson announced the budget proposal for FY 2020, which included increased funding for workforce development, infrastructure, education, public safety, as well as cost of living pay raises for state employees.

Missouri’s net tax-supported debt was 1.2% of personal income and $532 per capita compared with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service rated Missouri’s general obligation bonds Aaa with a stable outlook.5 The rating reflected Moody’s view of the state’s history of solid reserve levels, sound fiscal management controls and affordable debt and pension burden. It also incorporated the state’s below-average wealth and demographic indicators, revenue-raising constraints and expectations that the state’s economy would continue to lag the nation’s. Furthermore, it reflected the concerns regarding the state’s ability to balance an income tax cut that will incrementally reduce revenues over the next few years. The rating agency also noted any economic weakening that negatively affects the state’s revenue collections could lead to a downgrade.

Portfolio Composition

2/28/19

% of Total Investments*
Utilities	31.07%
Hospital & Health Care	23.36%
General Obligation	9.06%
Higher Education	8.91%
Tax-Supported	8.24%
Refunded**	8.20%
Transportation	6.01%
Subject to Government Appropriations	3.74%
Corporate-Backed	1.12%
Housing	0.29%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues slow growth trend,” 4/24/18.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+3.90%	-0.51%
5-Year	+14.66%	+1.89%
10-Year	+47.64%	+3.52%

Advisor[4]
1-Year	+4.09%	+4.09%
5-Year	+15.34%	+2.90%
10-Year	+49.16%	+4.08%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.84%	5.34%	1.83%	3.44%
Advisor	3.22%	6.05%	2.13%	4.00%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 58 for Performance Summary footnotes.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 58 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change
A (FMQOX)	$11.47	$11.41	N/A	+$0.06
A1 (FRMOX)	$11.46	N/A	$11.38	+$0.08
C (FMOIX)	$11.58	N/A	$11.49	+$0.09
R6 (FMOQX)	$11.47	N/A	$11.38	+$0.09
Advisor (FRMZX)	$11.47	N/A	$11.38	+$0.09

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income
A (9/10/18–2/28/19)	$0.1601
A1	$0.3562
C	$0.2920
R6	$0.3712
Advisor	$0.3670

Total Annual Operating Expenses[10]
Share Class
A	0.81%
Advisor	0.56%

See page 58 for Performance Summary footnotes.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +44.31% and +3.87%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Missouri personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,019.80	$3.97	$1,020.63	$4.21	0.84%
A1	$1,000	$1,016.80	$3.55	$1,021.27	$3.56	0.71%
C	$1,000	$1,013.80	$6.29	$1,018.55	$6.31	1.26%
R6	$1,000	$1,017.40	$2.75	$1,022.07	$2.76	0.55%
Advisor	$1,000	$1,017.20	$3.05	$1,021.77	$3.06	0.61%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	59

Franklin North Carolina Tax-Free Income Fund

We are pleased to bring you Franklin North Carolina Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments
AAA	24.66%
AA	53.60%
A	9.21%
BBB	2.22%
Below Investment Grade	2.71%
Refunded	7.60%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.26 on September 10, 2018, to $11.30 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 15.36 cents per share for the same period.2 The Performance Summary beginning on page 63 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.67% based on an annualization of February’s 2.63 cent per share monthly dividend and the maximum offering price of $11.80 on February 28, 2019. An

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)
Month	Class A**	Class A1	Class C	Class R6	Advisor Class
March	—	2.92	2.39	3.02	3.01
April	—	2.92	2.39	3.02	3.01
May	—	2.92	2.39	3.02	3.01
June	—	2.92	2.39	3.04	3.01
July	—	2.92	2.39	3.04	3.01
August	—	2.92	2.39	3.04	3.01
September	1.78	2.92	2.39	3.04	3.01
October	2.77	2.92	2.39	3.04	3.01
November	2.77	2.92	2.39	3.04	3.01
December	2.78	2.92	2.40	3.04	3.01
January	2.63	2.77	2.25	2.89	2.86
February	2.63	2.77	2.25	2.89	2.86
Total	15.36	34.74	28.41	36.12	35.82

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

investor in the 2019 maximum combined effective federal and North Carolina personal income tax bracket of 46.30% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.97% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 138.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

State Update

North Carolina’s diverse economy continued to grow during the 12 months under review, helped by strong employment and population growth and a favorable business climate. Nevertheless, personal income was lower than the national average and migration into the state offset some job creation. The housing market improved, as home prices rose and foreclosures generally trended downward to equal the national rate near period-end. North Carolina’s unemployment rate fell from 4.2% in February 2018 to 3.9% at period-end, which was higher than the 3.8% national average.3

The state ended fiscal year (FY) 2018 on June 30, 2018, with available reserves that were higher than those in the prior year and higher than forecasted, largely due to growth in individual income tax collections. In June 2018, the state legislature overrode the governor’s veto to enact the FY 2019 budget that preserved prior income tax reductions scheduled to take effect in January 2019. The budget included significant raises for teachers, correctional officers and state troopers, and raised the minimum pay for all full-time state employees. The budget also featured a cost-of-living adjustment for retirees, a dedicated contribution to the state’s reserve fund, and tax break incentives to attract large employers. Revenue growth for FY 2019 in the enacted budget was revised downward, when compared to the May 2017 consensus revenue forecast, due to higher-than-expected FY 2018 revenue growth. In October 2018, the Hurricane Florence Disaster Recovery Act was signed into law, which allocated spending toward hurricane relief efforts by drawing from available reserves. As of January 2019, the general fund revenue for the 2019 fiscal year-to-date was higher than the prior-year period’s.

North Carolina’s net tax-supported debt remained relatively low at 1.5% of personal income and $611 per capita, compared with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AAA rating and stable outlook for the state’s general obligation debt.5 S&P cited the state’s strengths, including its diverse economic base, prudent fiscal management, low-to-moderate debt burden, well-funded pension system and progress in addressing other postem-ployment benefit liabilities. The stable outlook reflected the strength of the state’s growing economy and budgetary performance in recent years that has led to increasing reserves. S&P expects North Carolina to continue to focus on structural
Portfolio Composition

2/28/19

% of Total Investments*
Refunded**	28.09%
Higher Education	20.15%
Hospital & Health Care	19.15%
Utilities	16.13%
Transportation	7.11%
General Obligation	7.08%
Subject to Government Appropriations	1.53%
Housing	0.43%
Corporate-Backed	0.33%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

budget adjustments, as the state monitors revenue performance in the light of recent tax reforms.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues slow growth trend,” 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+3.24%	-1.15%
5-Year	+12.10%	+1.43%
10-Year	+43.34%	+3.22%

Advisor[4]
1-Year	+3.42%	+3.42%
5-Year	+12.78%	+2.43%
10-Year	+44.83%	+3.77%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.67%	4.97%	1.54%	2.87%
Advisor	3.04%	5.66%	1.83%	3.41%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 66 for Performance Summary footnotes.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 66 for Performance Summary footnotes.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

    PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change
A (FQNCX)	$11.30	$11.26	N/A	+$0.04
A1 (FXNCX)	$11.30	N/A	$11.28	+$0.02
C (FNCIX)	$11.49	N/A	$11.46	+$0.03
R6 (FNCQX)	$11.29	N/A	$11.27	+$0.02
Advisor (FNCZX)	$11.30	N/A	$11.28	+$0.02

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income
A (9/10/18–2/28/19)	$0.1536
A1	$0.3474
C	$0.2841
R6	$0.3612
Advisor	$0.3582

Total Annual Operating Expenses10

Share Class
A	0.81%
Advisor	0.56%

See page 66 for Performance Summary footnotes.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +39.37% and +3.50%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and North Carolina personal income tax rate of 46.30%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,017.70	$3.92	$1,020.68	$4.16	0.83%
A1	$1,000	$1,015.40	$3.45	$1,021.37	$3.46	0.69%
C	$1,000	$1,012.40	$6.19	$1,018.65	$6.21	1.24%
R6	$1,000	$1,015.20	$2.75	$1,022.07	$2.76	0.55%
Advisor	$1,000	$1,015.90	$2.95	$1,021.87	$2.96	0.59%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	67

Franklin Virginia Tax-Free Income Fund

We are pleased to bring you Franklin Virginia Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	17.56%
AA	57.55%
A	7.68%
BBB	3.89%
Below Investment Grade	1.61%
Refunded	10.65%
Not Rated	1.06%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.87 on September 10, 2018, to $10.92 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 15.18 cents per share for the same period.2 The Performance Summary beginning on page 71 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.83% based on an annualization of February’s 2.69 cent per share monthly dividend and the

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)

	Class	Class			Advisor
Month	A**	A1	Class C	Class R6	Class
March	—	2.93	2.41	3.04	3.02
April	—	2.93	2.41	3.04	3.02
May	—	2.93	2.41	3.04	3.02
June	—	2.93	2.42	3.05	3.02
July	—	2.93	2.42	3.05	3.02
August	—	2.83	2.32	2.95	2.92
September	1.73	2.83	2.31	2.95	2.92
October	2.69	2.83	2.31	2.95	2.92
November	2.69	2.83	2.31	2.95	2.92
December	2.69	2.83	2.32	2.95	2.92
January	2.69	2.83	2.32	2.95	2.92
February	2.69	2.83	2.32	2.95	2.92
Total	15.18	34.46	28.28	35.87	35.54

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

maximum offering price of $11.40 on February 28, 2019. An investor in the 2019 maximum combined effective federal and Virginia personal income tax bracket of 46.55% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.29% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 147.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Commonwealth Update

Virginia’s economy remained stable and continued to grow during the 12 months under review, helped by a sizable federal government presence. However, the commonwealth’s economic growth lagged that of the nation’s, partly due to slower growing federal employment, and most of the recent job growth has been in lower wage industries. Virginia’s home sales and prices increased, and the foreclosure rate rose before ending the period relatively unchanged and below the national rate. The commonwealth’s unemployment rate declined from 3.2% in February 2018 to 2.9% at period-end, which was significantly lower than the 3.8% national average.3

The commonwealth ended fiscal year (FY) 2018 on June 30, 2018, with a budget surplus after strong revenue growth, outperforming lawmakers’ expectations. The strong performance was largely due to payroll withholding and non-withholding income tax collections that were higher than in previous years. The state planned to deposit the majority of the surplus into cash reserves. In June 2018, the governor signed the 2018–2020 biennial budget into law, which included revenue enhancement and savings initiatives, without significant spending cuts. The enacted budget increased spending for Medicaid expansion, including behavioral health and development services. The budget also increased funding for K-12 education, workforce development, raises for teachers and other state employees, infrastructure projects and reserves. The budget fully funded the actuarially determined contributions for the Virginia Retirement System. In December 2018, the governor proposed amendments to the biennial budget to improve cash reserves and increase spending largely across the same categories.

Virginia’s net tax-supported debt was 2.9% of personal income and $1,515 per capita, compared with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed the commonwealth’s general obligation debt rating at AAA, and upgraded its outlook from negative to stable earlier in the period.5 The rating reflected S&P’s view of Virginia’s strong and diverse economy, strong financial policies and practices, long history of proactive and conservative financial management, and the state’s moderate debt levels. The stable outlook reflected S&P’s opinion that the commonwealth should experience positive revenue performance in the 2018–2020 biennium and remain committed to structural budget solutions and the

Portfolio Composition

2/28/19

% of Total Investments*
Utilities	23.28%
Refunded**	19.64%
Hospital & Health Care	14.23%
Transportation	13.59%
Higher Education	13.41%
Housing	6.71%
General Obligation	4.58%
Subject to Government Appropriations	3.14%
Other Revenue	1.42%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

rebuilding of reserve balances. S&P stated that if the commonwealth reversed its efforts to rebuild its reserves, returned to structural imbalance or experienced weaker economic performance relative to the nation’s, it might lead the rating agency to consider a lower rating.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues slow growth trend,” 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+3.23%	-1.16%
5-Year	+13.63%	+1.70%
10-Year	+44.48%	+3.30%

Advisor[4]
1-Year	+3.32%	+3.32%
5-Year	+14.30%	+2.71%
10-Year	+45.96%	+3.85%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.83%	5.29%	1.52%	2.84%
Advisor	3.21%	6.01%	1.83%	3.42%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 74 for Performance Summary footnotes.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 74 for Performance Summary footnotes.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change
A (FVAQX)	$10.92	$10.87	N/A	+$0.05
A1 (FRVAX)	$10.91	N/A	$10.91	$0.00
C (FVAIX)	$11.10	N/A	$11.09	+$0.01
R6 (FRVRX)	$10.92	N/A	$10.91	+$0.01
Advisor (FRVZX)	$10.92	N/A	$10.92	$0.00

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income
A (9/10/18–2/28/19)	$0.1518
A1	$0.3446
C	$0.2828
R6	$0.3587
Advisor	$0.3554

Total Annual Operating Expenses10

Share Class
A	0.82%
Advisor	0.57%

See page 74 for Performance Summary footnotes.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +41.20% and +3.64%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Virginia personal income tax rate of 46.55%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,019.00	$3.97	$1,020.63	$4.21	0.84%
A1	$1,000	$1,015.80	$3.55	$1,021.27	$3.56	0.71%
C	$1,000	$1,013.60	$6.29	$1,018.55	$6.31	1.26%
R6	$1,000	$1,017.40	$2.80	$1,022.02	$2.81	0.56%
Advisor	$1,000	$1,016.30	$3.05	$1,021.77	$3.06	0.61%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Alabama Tax-Free Income Fund

Year Ended
February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.79

Income from investment operations[b]:

Net investment income[c]	0.15

Net realized and unrealized gains (losses)	0.06

Total from investment operations	0.21

Less distributions from net investment income	(0.15)

Net asset value, end of year	$10.85

Total return[d]	1.98%

Ratios to average net assets[e]

Expenses[f]	0.92%

Net investment income	2.91%

Supplemental data

Net assets, end of year (000’s)	$7,334

Portfolio turnover rate	8.57%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.88	$11.16	$11.35	$11.55	$11.18

Income from investment operations[b]:

Net investment income[c]	0.33	0.35	0.39	0.42	0.44

Net realized and unrealized gains (losses)	(0.04)	(0.27)	(0.20)	(0.20)	0.37

Total from investment operations	0.29	0.08	0.19	0.22	0.81

Less distributions from net investment income	(0.33)	(0.36)	(0.38)	(0.42)	(0.44)

Net asset value, end of year	$10.84	$10.88	$11.16	$11.35	$11.55

Total return[d]	2.76%	0.72%	1.69%	1.99%	7.35%

Ratios to average net assets

Expenses	0.77% [e]	0.74%	0.72%	0.71%	0.72%

Net investment income	3.06%	3.16%	3.38%	3.73%	3.83%

Supplemental data

Net assets, end of year (000’s)	$188,290	$208,340	$225,050	$228,212	$224,586

Portfolio turnover rate	8.57%	14.66%	16.81%	10.70%	6.46%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.02	$11.30	$11.49	$11.69	$11.31

Income from investment operations[b]:

Net investment income[c]	0.27	0.29	0.33	0.37	0.38

Net realized and unrealized gains (losses)	(0.04)	(0.27)	(0.20)	(0.21)	0.38

Total from investment operations	0.23	0.02	0.13	0.16	0.76

Less distributions from net investment income	(0.27)	(0.30)	(0.32)	(0.36)	(0.38)

Net asset value, end of year	$10.98	$11.02	$11.30	$11.49	$11.69

Total return[d]	2.15%	0.16%	1.11%	1.41%	6.77%

Ratios to average net assets

Expenses	1.32% [e]	1.29%	1.27%	1.26%	1.27%

Net investment income	2.51%	2.61%	2.83%	3.18%	3.28%

Supplemental data

Net assets, end of year (000’s)	$30,641	$45,422	$55,619	$54,075	$53,424

Portfolio turnover rate	8.57%	14.66%	16.81%	10.70%	6.46%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.88	$11.13

Income from investment operations[b]:

Net investment income[c]	0.35	0.22

Net realized and unrealized gains (losses)	(0.04)	(0.26)

Total from investment operations	0.31	(0.04)

Less distributions from net investment income	(0.35)	(0.21)

Net asset value, end of year	$10.84	$10.88

Total return[d]	2.78%	(0.26)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.65%	0.66%

Expenses net of waiver and payments by affiliates	0.63%[f]	0.61%

Net investment income	3.20%	3.29%

Supplemental data

Net assets, end of year (000’s)	$824	$1,516

Portfolio turnover rate	8.57%	14.66%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.88	$11.16	$11.49

Income from investment operations[b]:

Net investment income[c]	0.34	0.36	0.18

Net realized and unrealized gains (losses)	(0.04)	(0.27)	(0.33)

Total from investment operations.	0.30	0.09	(0.15)

Less distributions from net investment income	(0.34)	(0.37)	(0.18)

Net asset value, end of year	$10.84	$10.88	$11.16

Total return[d]	2.86%	0.82%	(1.33)%

Ratios to average net assets[e]

Expenses	0.67%[f]	0.64%	0.62%

Net investment income	3.16%	3.26%	3.48%

Supplemental data

Net assets, end of year (000’s)	$8,335	$7,689	$5,149

Portfolio turnover rate	8.57%	14.66%	16.81%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Alabama Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.6%
Alabama 98.6%
Alabama Federal Aid Highway Finance Authority Special Obligation Revenue, Series A, 5.00%, 6/01/37	$4,130,000	$4,788,858
Alabama Special Care Facilities Financing Authority Birmingham Revenue, Ascension Senior Credit Group,
Refunding, Series B, 5.00%, 11/15/46	3,000,000	3,310,740
Alabama State Port Authority Docks Facilities Revenue, Pre-Refunded, 6.00%, 10/01/40	3,000,000	3,205,920
Anniston PBA Building Revenue, Judicial Center Project, AGMC Insured, Pre-Refunded, 5.00%, 3/01/43	4,120,000	4,391,014
Auburn University General Fee Revenue, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,878,900
Baldwin County Board of Education Revenue,
Capital Outlay School wts., Refunding, 5.00%, 6/01/27	3,015,000	3,279,868
School wts., Refunding, 5.00%, 6/01/24	2,605,000	2,851,824
School wts., Refunding, 5.00%, 6/01/26	2,870,000	3,123,048
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, BAM Insured, 5.00%, 6/01/39	6,000,000	6,698,880
Bessemer Water Revenue, wts., Refunding, AGMC Insured, 5.00%, 1/01/47.	2,590,000	2,839,262
Birmingham GO, Convertible, Capital Appreciation, Series A, 5.00%, 3/01/43	5,000,000	5,418,200
Birmingham Special Care Facilities Financing Authority Health Care Facility Revenue, Children’s Hospital,
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/39	4,000,000	4,041,720
Birmingham Water Works Board Water Revenue,
Senior, Refunding, Series A, 4.00%, 1/01/35	4,000,000	4,206,840
Series B, 5.00%, 1/01/43	3,745,000	4,088,866
Subordinate, Refunding, Series B, 5.00%, 1/01/43	10,000,000	11,182,900
Calhoun County Board of Education Special Tax School wts. Revenue, BAM Insured, 5.00%, 2/01/46	6,000,000	6,591,780
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/30	5,250,000	5,448,502
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/37	5,000,000	5,176,350
Cullman Utilities Board Water Revenue, AGMC Insured, 5.00%, 9/01/41	3,000,000	3,117,780
DCH Health Care Authority Health Care Facilities Revenue, Refunding, 5.00%, 6/01/36	2,000,000	2,210,520
East Alabama Health Care Authority Health Care Facilities Revenue, Series A, 5.00%, 9/01/41	3,000,000	3,343,410
Homewood Educational Building Authority Revenue, Educational Facilities, Samford University, Series A,
AGMC Insured, 5.00%, 12/01/41	10,000,000	10,817,700
Homewood GO, Capital Improvement wts., Pre-Refunded, 5.00%, 9/01/42	4,000,000	4,455,720
Huntsville GO, wts., Series B, 5.00%, 5/01/38	4,775,000	5,563,639
Huntsville Water System Revenue, wts., 5.00%, 11/01/35	4,000,000	4,539,520
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, Infirmary Health
System Inc., Series A, 5.00%, 2/01/41	3,000,000	3,236,310
Jacksonville State University Tuition and Fee Revenue, Refunding, AGMC Insured, 5.00%, 12/01/36	5,000,000	5,709,450
Limestone County Water and Sewer Authority Water Revenue,
AGMC Insured, 5.00%, 12/01/39	3,750,000	3,820,275
Refunding, Series B, BAM Insured, 5.00%, 12/01/43	5,920,000	6,592,394
Madison GO, wts., Series A, 5.00%, 4/01/37	2,590,000	2,930,481
Madison Water and Wastewater Board Water and Sewer Revenue, Refunding, 5.00%, 12/01/41	4,610,000	5,153,934
Marshall County Board of Education Special Tax, School wts., AGMC Insured, 4.00%, 3/01/41	1,750,000	1,777,790
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Refunding, 5.00%, 1/01/36	10,000,000	11,002,700
Morgan County Board of Education Capital Outlay School wts. Revenue,
Pre-Refunded, 5.00%, 3/01/35	4,300,000	4,763,368
Refunding, 5.00%, 3/01/35	2,720,000	2,960,230
Opelika Utilities Board Utility Revenue,
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/37	3,000,000	3,075,960
Refunding, 4.00%, 6/01/41	2,000,000	2,055,500
Oxford GO, wts., Series C, 5.00%, 10/01/29	1,435,000	1,582,590
Pelham GO, wts., 5.00%, 2/01/34	2,635,000	2,945,719
Phenix City GO, School wts., Series A, 5.00%, 8/01/43	3,000,000	3,295,800

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Alabama Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Alabama (continued)
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	$2,000,000	$2,074,480
Selma IDBR,
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.80%, 5/01/34	3,000,000	3,116,100
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.375%, 12/01/35	3,000,000	3,225,510
Talladega County Board of Education Special Tax School wts. Revenue, Sales Tax, Refunding, BAM Insured, 5.00%, 11/01/39	2,000,000	2,253,060
Troy Public Educational Building Authority Educational Facilities Revenue,
AGMC Insured, 5.25%, 12/01/40	295,000	309,865
AGMC Insured, Pre-Refunded, 5.25%, 12/01/40	1,705,000	1,809,294
Trussville GO,
wts., Series A, 4.00%, 8/01/41	3,000,000	3,099,300
wts., Series B, 5.00%, 10/01/39.	1,895,000	2,111,030
wts., Series B, Pre-Refunded, 5.00%, 10/01/39	1,105,000	1,261,170
Tuscaloosa City Board of Education School Tax wts. Revenue, 5.00%, 8/01/41	4,000,000	4,429,120
Tuscaloosa County Board of Education Special Tax, School wts., 4.00%, 2/01/47	5,000,000	5,115,950
University of Alabama at Birmingham Medicine Finance Authority Revenue, Refunding, Series B, 5.00%, 9/01/29	5,000,000	5,855,600
University of Alabama General Fee Revenue, University of Alabama in Huntsville, Series B-2, 5.00%, 9/01/48	5,000,000	5,658,150
University of Alabama General Revenue, University of Alabama at Birmingham, Refunding, Series D-2, 5.00%, 10/01/37.	7,520,000	8,373,821
University of Montevallo Revenue, Refunding, BAM Insured, 5.00%, 5/01/42	2,500,000	2,810,350
University of South Alabama Revenue, University Facilities, Series A, BAM Insured, 5.00%, 4/01/49	2,000,000	2,224,960

Total Municipal Bonds (Cost $224,210,195) 98.6%		232,202,022
Other Assets, less Liabilities 1.4%		3,222,148

Net Assets 100.0%		$235,424,170

See Abbreviations on page 183.

82	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Florida Tax-Free Income Fund

Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.44

Income from investment operations[b]:

Net investment income[c]	0.17

Net realized and unrealized gains (losses)	—[d]

Total from investment operations	0.17

Less distributions from net investment income	(0.17)

Net asset value, end of year	$10.44

Total return[e]	1.71%

Ratios to average net assets[f]

Expenses[g]	0.85%

Net investment income	3.48%

Supplemental data

Net assets, end of year (000’s)	$29,086

Portfolio turnover rate	10.03%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	83

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.47	$10.88	$11.19	$11.38	$11.05

Income from investment operations[b]:

Net investment income[c]	0.38	0.39	0.43	0.45	0.48

Net realized and unrealized gains (losses)	(0.04)	(0.39)	(0.31)	(0.20)	0.34

Total from investment operations	0.34	—	0.12	0.25	0.82

Less distributions from net investment income	(0.38)	(0.41)	(0.43)	(0.44)	(0.49)

Net asset value, end of year	$10.43	$10.47	$10.88	$11.19	$11.38

Total return[d]	3.36%	(0.02)%	1.05%	2.32%	7.57%

Ratios to average net assets

Expenses	0.70%[e]	0.67%[f]	0.65%	0.64%	0.64%

Net investment income	3.63%	3.63%	3.82%	4.01%	4.25%

Supplemental data

Net assets, end of year (000’s)	$462,869	$536,099	$635,594	$689,641	$725,177

Portfolio turnover rate	10.03%	10.10%	13.84%	5.17%	5.17%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

84	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.69	$11.10	$11.41	$11.59	$11.25

Income from investment operations[b]:

Net investment income[c]	0.33	0.34	0.37	0.39	0.42

Net realized and unrealized gains (losses)	(0.03)	(0.40)	(0.32)	(0.19)	0.35

Total from investment operations	0.30	(0.06)	0.05	0.20	0.77

Less distributions from net investment income	(0.33)	(0.35)	(0.36)	(0.38)	(0.43)

Net asset value, end of year	$10.66	$10.69	$11.10	$11.41	$11.59

Total return[d]	2.81%	(0.58)%	0.46%	1.81%	6.94%

Ratios to average net assets

Expenses	1.25%[e]	1.22%[f]	1.20%	1.19%	1.19%

Net investment income	3.08%	3.08%	3.27%	3.46%	3.70%

Supplemental data

Net assets, end of year (000’s)	$39,117	$73,237	$90,754	$88,734	$89,809

Portfolio turnover rate	10.03%	10.10%	13.84%	5.17%	5.17%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	85

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.49	$10.82

Income from investment operations[b]:

Net investment income[c]	0.39	0.24

Net realized and unrealized gains (losses)	(0.02)	(0.33)

Total from investment operations	0.37	(0.09)

Less distributions from net investment income	(0.40)	(0.24)

Net asset value, end of year	$10.46	$10.49

Total return[d]	3.57%	(0.88)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.58%	0.58%

Expenses net of waiver and payments by affiliates	0.56%[f]	0.54%

Net investment income	3.77%	3.76%

Supplemental data

Net assets, end of year (000’s)	$2,343	$2,387

Portfolio turnover rate	10.03%	10.10%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

86	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.49	$10.89	$11.23

Income from investment operations[b]:

Net investment income[c]	0.39	0.40	0.20

Net realized and unrealized gains (losses)	(0.03)	(0.38)	(0.34)

Total from investment operations.	0.36	0.02	(0.14)

Less distributions from net investment income	(0.39)	(0.42)	(0.20)

Net asset value, end of year	$10.46	$10.49	$10.89

Total return[d]	3.54%	0.17%	(1.25)%

Ratios to average net assets[e]

Expenses	0.60%[f]	0.57%[g]	0.55%

Net investment income	3.73%	3.73%	3.92%

Supplemental data

Net assets, end of year (000’s)	$25,472	$20,467	$10,916

Portfolio turnover rate	10.03%	10.10%	13.84%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	87

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Florida Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 97.3%
Florida 94.2%
Atlantic Beach Health Care Facilities Revenue, Fleet Landing Project, Refunding, Series A, 5.00%, 11/15/38	$1,105,000	$1,192,096
Brevard County Health Facilities Authority Health Facilities Revenue, Health First Inc. Project, Refunding, 5.00%, 4/01/39	5,000,000	5,394,700
Central Expressway Authority Revenue,
senior lien, Refunding, Series B, 4.00%, 7/01/39	5,000,000	5,173,700
senior lien, Refunding, Series B, 4.00%, 7/01/40	5,825,000	6,004,527
Citizens Property Insurance Corp. Revenue, Personal Lines Account/Commercial Lines Account, senior secured, Series A-1, 5.00%, 6/01/22	5,000,000	5,513,550
City of Winter Park Water and Sewer Revenue, Improvement, Pre-Refunded, 5.00%, 12/01/34	2,000,000	2,049,880
Clearwater City Water and Sewer Revenue, Series A, Pre-Refunded, 5.25%, 12/01/39	2,000,000	2,054,300
Collier County Educational Facilities Authority Revenue, Hodges University Inc. Project, 5.625%, 11/01/28	2,860,000	3,080,763
Collier County IDA Health Care Facilities Revenue, NCH Healthcare System Project, 6.25%, 10/01/39	5,000,000	5,420,700
Duval County School Board COP, Master Lease Program, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 7/01/35	10,000,000	10,119,200
Escambia County Health Facilities Authority Health Facility Revenue,
Baptist Hospital Inc. Project, Refunding, Series A, 5.75%, 8/15/29	7,195,000	7,555,038
Baptist Hospital Inc. Project, Series A, 6.00%, 8/15/36	11,000,000	11,578,050
Florida Higher Educational Facilities Financing Authority Revenue,
Nova Southeastern University Project, 6.375%, 4/01/31	2,750,000	2,961,530
Rollins College Project, Pre-Refunded, 5.00%, 12/01/37	10,000,000	10,560,200
The University of Tampa Project, Refunding, Series A, 5.25%, 4/01/42	2,000,000	2,172,020
Florida State Board of Education GO,
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series C, 4.00%, 6/01/35	5,340,000	5,750,112
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series F, 4.00%, 6/01/37	8,000,000	8,522,480
Public Education Capital Outlay, Refunding, Series D, 6.00%, 6/01/23	15,000,000	17,670,900
Public Education Capital Outlay, Series H, 5.00%, 6/01/40	7,295,000	7,560,611
Florida State Governmental Utility Authority Revenue, Lehigh Utility System, Pre-Refunded, 5.25%, 10/01/40	5,000,000	5,445,300
Florida State Mid-Bay Bridge Authority Revenue,
Exchangeable, Series D, ETM, 6.10%, 10/01/22	3,545,000	3,997,307
first senior lien, Refunding, Series A, 5.00%, 10/01/40	5,000,000	5,407,550
Series A, ETM, 6.875%, 10/01/22	5,000,000	5,489,200
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41	3,750,000	4,069,988
Florida State Municipal Power Agency Revenue,
All-Requirements Power Supply Project, Series A, Pre-Refunded, 6.25%, 10/01/31	2,000,000	2,053,220
Stanton Project, Refunding, 5.50%, 10/01/19	1,000,000	1,022,220
Fort Pierce Utilities Authority Revenue,
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20	3,090,000	2,989,142
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21	2,585,000	2,444,686
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22	3,090,000	2,854,079
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23	3,060,000	2,752,745
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24	2,560,000	2,236,211
Greater Orlando Aviation Authority Airport Facilities Revenue, Series A, 5.00%, 10/01/39	5,000,000	5,237,850
Halifax Hospital Medical Center Hospital Revenue,
Daytona Beach, Refunding, 5.00%, 6/01/46	4,250,000	4,506,360
Daytona Beach, Refunding and Improvement, 5.00%, 6/01/36	2,500,000	2,722,975
Hillsborough County Aviation Authority Revenue,
Tampa International Airport, Customer Facility Charge, Series A, 5.00%, 10/01/44	5,000,000	5,506,950
Tampa International Airport, Series E, 5.00%, 10/01/43	5,000,000	5,636,650
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, 5.00%, 10/01/30	2,000,000	2,176,100

88	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Lakeland Hospital Revenue, Lakeland Regional Health Systems, 5.00%, 11/15/45	$12,300,000	$13,348,698
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center, 5.50%, 11/15/42	2,100,000	2,239,461
Melbourne Water and Sewer Improvement Revenue, Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26	1,500,000	1,268,040
Melbourne Water and Sewer Revenue,
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/22	1,785,000	1,649,893
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/26	4,500,000	3,682,395
Miami Beach RDA Tax Increment Revenue, City Center/Historic Convention Village, Refunding, Series A, AGMC Insured, 5.00%, 2/01/40	5,000,000	5,606,800
Miami Beach Stormwater Revenue, 5.00%, 9/01/41	10,000,000	11,179,900
Miami Health Facilities Authority Revenue, Miami Jewish Health Systems Inc. Project, Refunding, 5.125%, 7/01/46	2,250,000	2,388,015
Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	4,000,000	4,065,440
Miami Special Obligation Revenue, Parking, Marlins Stadium Project, Series A, AGMC Insured, 5.25%, 7/01/35	5,000,000	5,225,100
Miami-Dade County Aviation Revenue,
Miami International Airport, Hub of the Americas, Series A, Pre-Refunded, 5.50%, 10/01/36	5,000,000	5,111,700
Miami International Airport, Refunding, Series A-1, 5.375%, 10/01/35	1,580,000	1,660,533
Miami International Airport, Refunding, Series B, 5.00%, 10/01/37	10,000,000	11,122,400
Miami International Airport, Refunding, Series B, 5.00%, 10/01/40	5,000,000	5,572,350
Miami International Airport, Series A-1, Pre-Refunded, 5.375%, 10/01/35	5,920,000	6,264,248
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	18,770,000	19,453,416
Miami-Dade County Health Facilities Authority Hospital Revenue,
Miami Children’s Hospital Project, Series A, 6.125%, 8/01/42	1,055,000	1,111,400
Miami Children’s Hospital Project, Series A, Pre-Refunded, 6.125%, 8/01/42	2,945,000	3,122,554
Nicklaus Children’s Hospital Project, Refunding, 5.00%, 8/01/42	3,000,000	3,331,800
Nicklaus Children’s Hospital Project, Refunding, 4.00%, 8/01/47	3,500,000	3,553,550
Miami-Dade County School District GO, School, 5.00%, 3/15/43	2,465,000	2,716,331
Miami-Dade County Seaport Revenue, Series A, 6.00%, 10/01/38	10,000,000	11,459,100
Miami-Dade County Transit System Sales Surtax Revenue,
5.00%, 7/01/42	15,000,000	16,209,150
5.00%, 7/01/43	10,000,000	11,446,100
4.00%, 7/01/47	5,000,000	5,139,300
Miami-Dade County Water and Sewer System Revenue,
Assured Guaranty, Pre-Refunded, 5.00%, 10/01/39	10,000,000	10,523,400
Refunding, 5.00%, 10/01/43	5,000,000	5,724,500
Refunding, Series A, 5.00%, 10/01/42	10,000,000	10,876,900
North Sumter County Utility Dependent District Utility Revenue, 5.75%, 10/01/43	5,000,000	5,298,150
Orange County Health Facilities Authority Revenue,
Hospital, Orlando Health Inc., Series A, 5.00%, 10/01/42	10,000,000	10,602,900
Hospital, Orlando Health Obligated Group, Series A, 5.00%, 10/01/47	5,000,000	5,583,650
Presbyterian Retirement Communities Project, 5.00%, 8/01/41	5,000,000	5,353,000
Orange County School Board COP, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/34	10,000,000	10,161,200
Orlando-Orange County Expressway Authority Revenue,
Refunding, Series A, 5.00%, 7/01/35	8,330,000	9,253,630
Series A, Pre-Refunded, 5.00%, 7/01/40	3,145,000	3,283,726
Series A, Pre-Refunded, 5.00%, 7/01/40	1,855,000	1,935,581
Series C, Pre-Refunded, 5.00%, 7/01/35	4,000,000	4,176,440
Series C, Pre-Refunded, 5.00%, 7/01/40	2,755,000	2,876,523

franklintempleton.com	Annual Report	89

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Palm Beach County Health Facilities Authority Revenue, Lifespace Communities Inc., Refunding, Series B, 5.00%, 5/15/47	$5,000,000	$5,182,150
Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40	5,000,000	5,090,750
Palm Beach GO, Underground Utility Project, 4.00%, 7/01/43	5,000,000	5,260,700
Sarasota County Health Facilities Authority Revenue,
Retirement Facility, Improvement, Sunnyside Village Project, 5.00%, 5/15/33	600,000	653,934
Retirement Facility, Improvement, Sunnyside Village Project, 5.00%, 5/15/38	1,025,000	1,109,101
Retirement Facility, Improvement, Sunnyside Village Project, 5.00%, 5/15/48	1,850,000	1,990,360
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/37	2,350,000	2,461,367
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/42	1,600,000	1,659,664
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/47	2,450,000	2,533,153
Sarasota County Public Hospital District Revenue, Hospital, Sarasota Memorial Hospital Project, 4.00%, 7/01/48	10,000,000	10,056,700
South Lake County Hospital District Revenue, South Lake Hospital Inc., Refunding, 5.25%, 10/01/34	5,000,000	5,165,300
South Miami Health Facilities Authority Hospital Revenue,
Baptist Health South Florida, Refunding, 4.00%, 8/15/42	5,000,000	5,074,200
Baptist Health South Florida, Refunding, 5.00%, 8/15/42	6,500,000	7,266,675
St. Petersburg Public Utility Revenue, Series A, Pre-Refunded, 5.00%, 10/01/36	2,180,000	2,223,120
Sunrise Utilities System Revenue, AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	1,050,000	1,084,797
Tamarac Utility System Revenue, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/39	1,585,000	1,616,351
Tampa Bay Water Regional Water Supply Authority Utility System Revenue, 5.00%, 10/01/38	10,000,000	11,190,700
Tampa Hospital Revenue, H. Lee Moffitt Cancer Center Project, Refunding, Series B, 5.00%, 7/01/37	5,000,000	5,482,750
Tampa Sports Authority Revenue,
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.05%, 10/01/20	745,000	767,112
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.10%, 10/01/26	2,695,000	3,133,962
Tampa-Hillsborough County Expressway Authority Revenue, 5.00%, 7/01/47	5,000,000	5,577,700
University of North Florida FICO Revenue, Capital Improvement, Housing Project, Refunding, AGMC Insured, 5.00%, 11/01/35	5,000,000	5,645,200
Volusia County Educational Facility Authority Revenue,
Educational Facilities, Embry-Riddle Aeronautical University Inc. Project, Refunding, 5.00%, 10/15/42	1,500,000	1,652,235
Educational Facilities, Embry-Riddle Aeronautical University Inc. Project, Refunding, 5.00%, 10/15/47	3,500,000	3,841,530

		526,179,675

U.S. Territories 3.1%
Puerto Rico 3.1%
[a] Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	10,000,000	6,862,500
Series XX, 5.25%, 7/01/40	10,000,000	6,862,500
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26.	3,900,000	3,807,375

		17,532,375

Total Municipal Bonds before Short Term Investments (Cost $524,380,321)		543,712,050

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STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments (Cost $10,400,000) 1.8%

Municipal Bonds 1.8%
Florida 1.8%
[b] St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.72%, 9/01/28	$10,400,000	$10,400,000

Total Investments (Cost $534,780,321) 99.1%		554,112,050
Other Assets, less Liabilities 0.9%		4,774,935

Net Assets 100.0%		$558,886,985

See Abbreviations on page 183.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Georgia Tax-Free Income Fund

Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.57

Income from investment operations[b]:

Net investment income[c]	0.17

Net realized and unrealized gains (losses)	0.02

Total from investment operations	0.19

Less distributions from net investment income	(0.17)

Net asset value, end of year	$11.59

Total return[d]	1.70%

Ratios to average net assets[e]

Expenses[f]	0.87%

Net investment income	3.10%

Supplemental data

Net assets, end of year (000’s)	$19,705

Portfolio turnover rate	11.78%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.65	$11.99	$12.32	$12.46	$12.02

Income from investment operations[b]:

Net investment income[c]	0.38	0.39	0.42	0.45	0.46

Net realized and unrealized gains (losses)	(0.06)	(0.33)	(0.33)	(0.14)	0.44

Total from investment operations	0.32	0.06	0.09	0.31	0.90

Less distributions from net investment income	(0.38)	(0.40)	(0.42)	(0.45)	(0.46)

Net asset value, end of year	$11.59	$11.65	$11.99	$12.32	$12.46

Total return[d]	2.83%	0.46%	0.69%	2.56%	7.57%

Ratios to average net assets

Expenses	0.72%[e]	0.69%[f]	0.67%	0.67%	0.67%

Net investment income	3.25%	3.25%	3.36%	3.67%	3.73%

Supplemental data

Net assets, end of year (000’s)	$313,940	$363,390	$428,301	$429,103	$410,603

Portfolio turnover rate	11.78%	9.33%	8.34%	4.92%	11.89%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.83	$12.16	$12.49	$12.63	$12.17

Income from investment operations[b]:

Net investment income[c]	0.32	0.33	0.35	0.39	0.40

Net realized and unrealized gains (losses)	(0.06)	(0.33)	(0.33)	(0.15)	0.45

Total from investment operations	0.26	—	0.02	0.24	0.85

Less distributions from net investment income	(0.32)	(0.33)	(0.35)	(0.38)	(0.39)

Net asset value, end of year	$11.77	$11.83	$12.16	$12.49	$12.63

Total return[d]	2.22%	(0.02)%	0.12%	1.97%	7.06%

Ratios to average net assets

Expenses	1.27%[e]	1.24%[f]	1.22%	1.22%	1.22%

Net investment income	2.70%	2.70%	2.81%	3.12%	3.18%

Supplemental data

Net assets, end of year (000’s)	$72,542	$109,722	$128,544	$126,117	$123,265

Portfolio turnover rate	11.78%	9.33%	8.34%	4.92%	11.89%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

94	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.66	$11.94

Income from investment operations[b]:

Net investment income[c]	0.39	0.24

Net realized and unrealized gains (losses)	(0.06)	(0.29)

Total from investment operations	0.33	(0.05)

Less distributions from net investment income	(0.40)	(0.23)

Net asset value, end of year	$11.59	$11.66

Total return[d]	2.86%	(0.40)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.59%	4.47%

Expenses net of waiver and payments by affiliates	0.57%[f]	0.55%

Net investment income	3.40%	3.39%

Supplemental data

Net assets, end of year (000’s)	$3,786	$5

Portfolio turnover rate	11.78%	9.33%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.66	$11.99	$12.41

Income from investment operations[b]:

Net investment income[c]	0.39	0.40	0.20

Net realized and unrealized gains (losses)	(0.07)	(0.32)	(0.43)

Total from investment operations	0.32	0.08	(0.23)

Less distributions from net investment income	(0.39)	(0.41)	(0.19)

Net asset value, end of year	$11.59	$11.66	$11.99

Total return[d]	2.83%	0.64%	(1.82)%

Ratios to average net assets[e]

Expenses	0.62%[f]	0.59%[g]	0.57%

Net investment income	3.35%	3.35%	3.46%

Supplemental data

Net assets, end of year (000’s)	$40,142	$35,389	$21,454

Portfolio turnover rate	11.78%	9.33%	8.34%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Georgia Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.0%
Georgia 98.2%
Athens Housing Authority Revenue,
UGAREF East Campus Housing Phase II LLC Project, Refunding, 5.00%, 6/15/36	$2,390,000	$2,726,393
UGAREF Fraternity Row LLC Project, Refunding, 4.00%, 6/15/40	5,000,000	5,168,300
Atlanta Airport General Revenue,
Refunding, Series B, 5.00%, 1/01/42	2,000,000	2,133,720
Refunding, Series C, 6.00%, 1/01/30	6,000,000	6,453,480
Series A, 5.00%, 1/01/40	9,000,000	9,198,630
Atlanta Airport Passenger Facility Charge Revenue,
General, sub. lien, Refunding, Series A, 5.00%, 1/01/33	4,005,000	4,484,158
General, sub. lien, Refunding, Series A, 5.00%, 1/01/34	3,250,000	3,632,525
Atlanta and Fulton County Recreation Authority Revenue, Park Improvement, Refunding, Series A, 5.00%, 12/01/35	3,530,000	4,023,141
The Atlanta Development Authority Revenue,
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/40	7,750,000	8,767,265
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/44	3,000,000	3,382,230
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26	2,555,000	2,815,738
Atlanta Development Authority Student Housing Facilities Revenue, Piedmont/Ellis LLC University Commons Project Located on the Campus of Georgia State University, Pre-Refunded, 5.00%, 9/01/32	2,000,000	2,277,740
Atlanta Tax Allocation, Beltline Project, Refunding, Series B, 5.00%, 1/01/31	1,780,000	2,055,402
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/43	10,000,000	11,110,700
Refunding, Series B, 5.00%, 11/01/47	5,000,000	5,700,650
Series A, AGMC Insured, 5.50%, 11/01/27	5,000,000	6,080,800
Series A, Pre-Refunded, 6.00%, 11/01/28	5,055,000	5,201,646
Bainbridge PFAR, Decatur County Projects, AGMC Insured, 4.00%, 3/01/43	4,000,000	4,076,280
[a] Baldwin County Hospital Authority Revenue,
Oconee Regional Medical Center, 5.25%, 12/01/22	2,500,000	25
Oconee Regional Medical Center, 5.375%, 12/01/28	2,000,000	20
Bartow-Cartersville Joint Development Authority Revenue, GHC Student Center LLC Project, AGMC Insured, 5.00%, 6/15/36	4,155,000	4,405,920
Bibb County Development Authority Revenue, Macon State College Foundation Real Estate II LLC Project, AGMC Insured, 5.00%, 7/01/40	5,000,000	5,406,400
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Series C, AGMC Insured, Pre-Refunded, 5.00%, 6/01/33	2,045,000	2,128,293
Buford GO, Refunding, Series C, 4.00%, 1/01/43	5,000,000	5,164,950
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University Housing Foundation Five LLC Project, AGMC Insured, 5.00%, 7/01/36	2,055,000	2,181,444
Burke County Development Authority PCR, Oglethorpe Power Corp. Vogtle Project, Refunding, Series D, 4.125%, 11/01/45	7,000,000	6,880,230
Carroll City-County Hospital Authority Revenue,
Anticipation Certificates, Tanner Medical Center Inc. Project, 5.00%, 7/01/41	2,000,000	2,208,220
Anticipation Certificates, Tanner Medical Center Inc. Project, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,217,200
Carrollton Payroll Development Authority Revenue, UWG Athletic Complex LLC Project, Anticipation Certificates, Refunding, AGMC Insured, 5.00%, 6/15/37	3,140,000	3,588,612
Clayton County Development Authority Revenue, Tuff Archives LLC-Secretary of State of Georgia Project, Refunding, 5.00%, 7/01/33	5,000,000	5,475,150
Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II LLC Project, AGMC Insured, 5.00%, 7/01/36	3,000,000	3,181,080

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STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Clayton County Hospital Authority Revenue,
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.00%, 8/01/30	$2,000,000	$2,089,440
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.25%, 8/01/35	1,000,000	1,048,180
Clayton County Urban RDAR, Clayton County Project, Refunding, 5.00%, 2/01/28	1,285,000	1,398,234
Cobb County Development Authority Revenue, Georgia Tech Cobb Research Campus, Series A, 4.00%, 6/01/42	1,600,000	1,653,664
Cobb County Development Authority Student Housing Revenue, Kennesaw State University Real Estate Foundations Projects, Senior, Refunding, Series A, 5.00%, 7/15/38	2,000,000	2,208,800
Cobb County Development Authority Student Recreation and Activities Center Revenue,
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/35	2,500,000	2,707,950
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/38	2,500,000	2,704,575
Columbus Water and Sewerage Revenue, Series A, 5.00%, 5/01/33	1,030,000	1,170,296
Coweta County Development Authority Revenue, Piedmont Healthcare Inc. Project, 5.00%, 6/15/40	5,000,000	5,181,200
Dalton GO, 5.00%, 2/01/48	3,000,000	3,440,250
Dalton-Whitfield County Joint Development Authority Revenue, Hamilton Health Care System Obligated Group, 4.00%, 8/15/41	3,000,000	3,092,580
Decatur Urban RDAR, City of Decatur Projects, Series A, 5.00%, 1/01/38	6,195,000	6,797,092
DeKalb County Water and Sewerage Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 10/01/35	10,655,000	12,363,742
Second Resolution, Series A, 5.25%, 10/01/41	11,425,000	12,274,906
DeKalb Newton and Gwinnett County Joint Development Authority Revenue,
GGC Student Center LLC Project, Pre-Refunded, 5.50%, 7/01/34	3,000,000	3,037,680
GGCF Athletic Fields LLC Project, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,408,050
DeKalb Private Hospital Authority Revenue, Anticipation Certificates, Children’s Healthcare of Atlanta Inc. Project, Refunding, 5.25%, 11/15/39	5,000,000	5,106,900
Fairburn GO, AGMC Insured, Pre-Refunded, 5.75%, 12/01/31	2,000,000	2,218,860
Floyd County Hospital Authority Revenue, Anticipation Certificates, Floyd Medical Center Project, Refunding, Series A, 4.00%, 7/01/43	7,735,000	7,840,660
Forsyth County School District GO, 5.00%, 2/01/38	2,650,000	3,112,929
Fulton County Development Authority Hospital Revenue, Anticipation Certificates, Wellstar Health System Inc. Project, Series A, 5.00%, 4/01/47	1,000,000	1,092,820
Fulton County Development Authority Revenue,
AMC Campus Project I LLC Project, AGMC Insured, 5.00%, 6/15/37	3,075,000	3,256,456
Georgia Tech Facilities, 4.00%, 3/01/43	2,000,000	2,059,700
Georgia Tech Facilities Inc. Project, Refunding, Series A, 5.00%, 6/01/34	4,000,000	4,028,400
Georgia Tech Facilities Inc. Project, Series A, 5.00%, 6/01/41	3,500,000	3,628,310
Piedmont Healthcare Inc. Project, Refunding, Series A, 5.00%, 7/01/44	10,000,000	10,858,600
Piedmont Healthcare Inc. Project, Series A, Pre-Refunded, 5.25%, 6/15/37	5,000,000	5,051,550
Fulton County GO, Library Bond, 4.00%, 7/01/40	5,000,000	5,212,650
Fulton County Residential Care Facilities Elderly Authority Retirement Facility Revenue, Lenbrook Square Foundation Inc. Project, Refunding, 5.00%, 7/01/42	5,500,000	5,666,430
Gainesville and Hall County Hospital Authority Revenue,
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.375%, 2/15/40	1,245,000	1,286,720
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/42	7,000,000	7,713,370
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Series A, Pre-Refunded, 5.375%, 2/15/40	3,755,000	3,884,097

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Georgia State GO,
Series A, 4.00%, 7/01/36	$5,000,000	$5,380,800
Series A-2, 4.00%, 2/01/36	5,000,000	5,331,950
Georgia State HFAR,
SFM, Series A, 3.80%, 12/01/37	5,000,000	5,028,450
SFM, Series A, 3.85%, 12/01/38	6,150,000	6,222,509
SFM, Series A, 3.95%, 12/01/43	3,000,000	3,024,840
SFM, Series B, 4.05%, 12/01/38	2,000,000	2,062,020
Georgia State Municipal Electric Authority Revenue, Power, Series GG, 5.00%, 1/01/39	7,000,000	7,450,940
Georgia State Municipal Gas Authority Revenue,
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/25	2,500,000	2,758,050
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/26	2,500,000	2,758,050
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast Georgia Health System Project, 5.00%, 8/01/47	5,000,000	5,407,500
Gwinnett County Development Authority COP,
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/22	3,000,000	3,294,090
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/24	2,000,000	2,318,340
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series D, AGMC Insured, 5.50%, 7/01/37	4,000,000	4,038,760
Gwinnett County School District GO, 5.00%, 2/01/41	3,000,000	3,534,300
Henry County School District GO, 4.00%, 8/01/33	5,000,000	5,372,950
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%, 10/01/23	2,240,000	2,408,806
Lawrenceville Building Authority Revenue, 5.00%, 4/01/35	2,270,000	2,572,500
Lincoln County School District GO, Pre-Refunded, 5.50%, 4/01/37	2,200,000	2,206,600
Macon Water Authority Revenue, Water and Sewer, 4.00%, 10/01/35	2,810,000	3,130,171
Macon-Bibb County Hospital Authority Revenue, Anticipation Certificates, The Medical Center of Central Georgia Inc. Project, Pre-Refunded, 5.00%, 8/01/35	5,000,000	5,068,400
Main Street Natural Gas Inc. Gas Supply Revenue, Series A, 5.00%, 5/15/38	2,500,000	2,844,675
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/27	5,000,000	6,096,450
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare System Inc. Project, AGMC Insured, Pre-Refunded, 5.00%, 8/01/41	5,000,000	5,227,150
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Third Indenture Series, Series B, 5.00%, 7/01/45	5,000,000	5,636,500
Moultrie-Colquitt County Development Authority Revenue, Philadelphia College of Osteopathic Medicine Project, 5.00%, 12/01/43	4,815,000	5,410,278
Paulding County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.00%, 4/01/42	3,500,000	3,728,025
Pierce County School District GO, 4.00%, 1/01/43	3,725,000	3,854,667
Private Colleges and Universities Authority Revenue,
Emory University, Refunding, Series A, 5.00%, 9/01/41	8,695,000	9,299,998
Emory University, Refunding, Series A, 5.00%, 10/01/43	5,000,000	5,531,100
Emory University, Refunding, Series B, 5.00%, 9/01/35	10,000,000	10,152,000
Richmond County Hospital Authority Revenue, Anticipation Certificates, University Health Services Inc. Project, Refunding, 4.00%, 1/01/35	10,055,000	10,399,484
Sandy Springs PFAR, City Center Project, 5.00%, 5/01/41	3,000,000	3,416,010
Thomasville Hospital Authority Revenue,
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, Pre-Refunded, 5.25%, 11/01/35	1,000,000	1,058,390
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, Pre-Refunded, 5.375%, 11/01/40	5,000,000	5,302,150
Tift County Hospital Revenue, Anticipation Certificates, Refunding, 5.00%, 12/01/38	2,000,000	2,195,720

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STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical Center Project, Series B, 5.00%, 10/01/41	$3,000,000	$3,189,810
Worth County School District GO, 5.00%, 12/01/42	5,000,000	5,681,700

		442,115,566

U.S. Territories 0.8%
Puerto Rico 0.8%
[a] Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	3,431,250

Total Municipal Bonds (Cost $436,891,754) 99.0%		445,546,816
Other Assets, less Liabilities 1.0%		4,568,202

Net Assets 100.0%		$450,115,018

See Abbreviations on page 183.

aSee Note 7 regarding defaulted securities.

100	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Kentucky Tax-Free Income Fund

Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.68

Income from investment operations[b]:

Net investment income[c]	0.15

Net realized and unrealized gains (losses)	0.08

Total from investment operations	0.23

Less distributions from net investment income	(0.15)

Net asset value, end of year	$10.76

Total return[d]	2.16%

Ratios to average net assets[e]

Expenses[f]	0.97%

Net investment income	3.00%

Supplemental data

Net assets, end of year (000’s)	$2,785

Portfolio turnover rate	18.61%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Kentucky Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.77	$11.01	$11.31	$11.52	$11.12

Income from investment operations[b]:

Net investment income[c]	0.34	0.37	0.40	0.41	0.43

Net realized and unrealized gains (losses)	(0.02)	(0.24)	(0.30)	(0.21)	0.40

Total from investment operations	0.32	0.13	0.10	0.20	0.83

Less distributions from net investment income	(0.34)	(0.37)	(0.40)	(0.41)	(0.43)

Net asset value, end of year	$10.75	$10.77	$11.01	$11.31	$11.52

Total return[d]	3.01%	1.20%	0.86%	1.82%	7.61%

Ratios to average net assets

Expenses	0.82%[e]	0.79%	0.77%	0.76%	0.78%

Net investment income	3.15%	3.40%	3.51%	3.61%	3.81%

Supplemental data

Net assets, end of year (000’s)	$130,267	$150,182	$165,613	$173,093	$168,278

Portfolio turnover rate	18.61%	13.90%	9.14%	5.91%	6.35%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

102	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Kentucky Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.77	$10.98

Income from investment operations[b]:

Net investment income[c]	0.35	0.23

Net realized and unrealized gains (losses)	(0.02)	(0.22)

Total from investment operations	0.33	0.01

Less distributions from net investment income	(0.35)	(0.22)

Net asset value, end of year	$10.75	$10.77

Total return[d]	3.13%	0.07%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.70%	0.70%

Expenses net of waiver and payments by affiliates	0.67%[f]	0.65%

Net investment income	3.30%	3.54%

Supplemental data

Net assets, end of year (000’s)	$1,843	$2,085

Portfolio turnover rate	18.61%	13.90%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Kentucky Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.77	$11.01	$11.35

Income from investment operations[b]:

Net investment income[c]	0.35	0.38	0.19

Net realized and unrealized gains (losses)	(0.02)	(0.24)	(0.35)

Total from investment operations	0.33	0.14	(0.16)

Less distributions from net investment income	(0.35)	(0.38)	(0.18)

Net asset value, end of year	$10.75	$10.77	$11.01

Total return[d]	3.10%	1.30%	(1.36)%

Ratios to average net assets[e]

Expenses	0.72%[f]	0.69%	0.67%

Net investment income	3.25%	3.50%	3.61%

Supplemental data

Net assets, end of year (000’s)	$9,298	$7,438	$6,896

Portfolio turnover rate	18.61%	13.90%	9.14%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

104	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Kentucky Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 97.2%
Kentucky 97.2%
Boyle County Revenue, Educational Facilities, Centre College of Kentucky, Refunding, 5.00%, 6/01/37	$2,000,000	$2,192,100
Eastern Kentucky University General Receipts Revenue, Series A, 4.00%, 10/01/37	1,540,000	1,600,476
Fayette County School District Finance Corp. Revenue,
School Building, Series A, 4.00%, 5/01/38	1,000,000	1,036,840
School Building, Series D, 5.00%, 8/01/34	1,985,000	2,242,951
Glasgow Healthcare Revenue, T.J. Samson Community Hospital Project, 6.45%, 2/01/41	2,000,000	2,108,200
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding, Series A, NATL Insured, 6.10%, 1/01/24	160,000	160,451
Jefferson County School District Finance Corp. School Building Revenue, Refunding, Series B, 4.00%, 12/01/26	3,500,000	3,963,645
Kentucky Bond Development Corp. Transient Room Tax Revenue, Lexington Center Corp. Project, Refunding, Series A, 5.00%, 9/01/48	2,500,000	2,786,075
Kentucky Economic Development Finance Authority Revenue,
Catholic Health Initiatives, Refunding, Series A, 5.00%, 5/01/29	5,670,000	5,693,304
Hospital, Baptist Healthcare System Obligated Group, 5.25%, 8/15/46	5,000,000	5,216,150
Kentucky Rural Water Finance Corp. Public Project Revenue,
Multimodal, Flexible Term Program, Series A, 5.00%, 2/01/26	485,000	486,251
Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34	1,010,000	1,012,141
Kentucky State Housing Corp. Conduit MFHR,
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.00%, 4/20/40	2,280,000	2,335,176
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.25%, 4/20/45	1,850,000	1,893,808
Kentucky State Infrastructure Authority Revenue,
Wastewater and Drinking Water Revolving Fund, Series A, Pre-Refunded, 5.00%, 2/01/28	2,000,000	2,192,460
Wastewater and Drinking Water Revolving Fund, Series A, Pre-Refunded, 5.00%, 2/01/31	4,190,000	4,593,204
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Refunding, Series A, NATL Insured, 5.00%, 9/01/36	3,000,000	3,313,950
Kentucky State Property and Buildings Commission Revenue,
Project No. 108, Refunding, Series A, 5.00%, 8/01/34	3,500,000	3,922,100
Project No. 115, 5.00%, 4/01/38	2,500,000	2,763,400
Kentucky State Turnpike Authority Economic Development Road Revenue,
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/30	2,500,000	2,671,450
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/36	550,000	624,201
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/37	700,000	790,657
Revitalization Projects, Series A, 5.00%, 7/01/32	2,000,000	2,225,260
Revitalization Projects, Series A, 5.00%, 7/01/33	3,000,000	3,415,920
Revitalization Projects, Series A, Pre-Refunded, 5.00%, 7/01/29	1,000,000	1,010,950
Lexington-Fayette Urban County Airport Board Revenue,
General Airport, Refunding, Series B, 5.00%, 7/01/29	1,185,000	1,296,805
General Airport, Series A, Pre-Refunded, 5.00%, 7/01/27	2,000,000	2,022,560
Lexington-Fayette Urban County Government Public Facilities Corp. Lease Revenue, Eastern State Hospital Project, Refunding, Series A, 5.25%, 6/01/32	3,000,000	3,152,730
Louisville and Jefferson County Metro Government Parking Authority Revenue, first mortgage, Series A, Pre-Refunded, 5.375%, 12/01/39	1,995,000	2,051,000
Louisville and Jefferson County Metropolitan Sewer District Revenue,
Sewer and Drainage System, Refunding, Series A, 4.00%, 5/15/38	5,000,000	5,272,750
Sewer and Drainage System, Series A, 4.00%, 5/15/48	2,750,000	2,824,222
Louisville/Jefferson County Metro Government Revenue,
College, Bellarmine University Project, Refunding and Improvement, Series A, 5.00%, 5/01/36	2,715,000	2,915,937
College, Improvement and Refunding, Bellarmine University Inc. Project, 5.00%, 5/01/31	2,000,000	2,148,760
Morehead State University General Receipts Revenue, Refunding, Series A, 5.00%, 10/01/28	1,910,000	2,158,911

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Kentucky Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Kentucky (continued)
Murray Hospital Facilities Revenue, Murray-Calloway County Public Hospital Corp. Project, Pre-Refunded, 6.375%, 8/01/40	$2,500,000	$2,659,375
Owen County Waterworks System Revenue,
American Water Co. Project, Series A, 6.25%, 6/01/39	2,000,000	2,019,260
American Water Co. Project, Series A, 5.375%, 6/01/40	2,000,000	2,082,980
American Water Co. Project, Series B, 5.625%, 9/01/39	2,000,000	2,033,200
Owensboro Electric Light and Power System Revenue, Refunding, 4.00%, 1/01/27	1,250,000	1,363,525
Owensboro Water Revenue, Refunding and Improvement, 4.00%, 9/15/45	5,000,000	5,119,700
Paducah Electric Plant Board Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/34	5,700,000	6,335,664
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 10/01/35	3,500,000	3,509,730
Pikeville Hospital Revenue, Pikeville Medical Center, Improvement and Refunding, 6.50%, 3/01/41	2,875,000	3,071,937
Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%, 11/01/37	1,500,000	1,528,155
Russell Revenue, Bon Secours Health System Inc., Pre-Refunded, 5.00%, 11/01/26	4,000,000	4,437,640
Scott County School District Finance Corp. Revenue, School Building, 4.00%, 6/01/38	1,615,000	1,687,352
Shelby County School District Finance Corp. Revenue, School Building, 4.00%, 8/01/38	3,465,000	3,589,359
University of Kentucky General Receipts Revenue,
Series A, 4.00%, 10/01/32	4,000,000	4,291,720
Series A, 4.00%, 4/01/44	2,250,000	2,292,727
University of Louisville Revenue,
General Receipts, Series A, 5.00%, 9/01/28	2,220,000	2,378,375
General Receipts, Series D, 5.00%, 3/01/30	4,140,000	4,841,068
Warren County Hospital Facility Revenue, Bowling Green, Warren County, Series A, 5.00%, 10/01/33	1,000,000	1,090,200
Western Kentucky University Revenue, General Receipts, Series A, 5.00%, 5/01/32	1,625,000	1,758,087

Total Municipal Bonds (Cost $136,446,320) 97.2%.		140,184,849
Other Assets, less Liabilities 2.8%		4,008,645

Net Assets 100.0%.		$144,193,494

See Abbreviations on page 183.

106	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Louisiana Tax-Free Income Fund

Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.85

Income from investment operations[b]:

Net investment income[c]	0.16

Net realized and unrealized gains (losses)	0.08

Total from investment operations	0.24

Less distributions from net investment income	(0.16)

Net asset value, end of year	$10.93

Total return[d]	2.22%

Ratios to average net assets[e]

Expenses[f]	0.88%

Net investment income	3.06%

Supplemental data

Net assets, end of year (000’s)	$18,110

Portfolio turnover rate	9.46%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.90	$11.15	$11.50	$11.62	$11.26

Income from investment operations[b]:

Net investment income[c]	0.35	0.36	0.39	0.43	0.45

Net realized and unrealized gains (losses)	0.02	(0.24)	(0.34)	(0.12)	0.37

Total from investment operations	0.37	0.12	0.05	0.31	0.82

Less distributions from net investment income	(0.35)	(0.37)	(0.40)	(0.43)	(0.46)

Net asset value, end of year	$10.92	$10.90	$11.15	$11.50	$11.62

Total return[d]	3.45%	1.04%	0.43%	2.78%	7.38%

Ratios to average net assets

Expenses	0.73%[e]	0.70%	0.68%	0.69%	0.69%

Net investment income	3.21%	3.23%	3.41%	3.77%	3.95%

Supplemental data

Net assets, end of year (000’s)	$284,259	$322,080	$343,042	$335,785	$330,742

Portfolio turnover rate	9.46%	21.83%	16.87%	4.13%	13.28%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

108	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

    FRANKLIN TAX-FREE TRUST

    FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Year Ended February 28,

	2019		2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.07		$11.32	$11.67	$11.79	$11.41

Income from investment operations[b]:

Net investment income[c]	0.29		0.30	0.33	0.37	0.40

Net realized and unrealized gains (losses)	0.03		(0.25)	(0.34)	(0.12)	0.37

Total from investment operations	0.32		0.05	(0.01)	0.25	0.77

Less distributions from net investment income	(0.29)		(0.30)	(0.34)	(0.37)	(0.39)

Net asset value, end of year	$11.10		$11.07	$11.32	$11.67	$11.79

Total return[d]	2.92%		0.46%	(0.13)%	2.18%	6.87%

Ratios to average net assets

Expenses	1.28%	[e]	1.25%	1.23%	1.24%	1.24%

Net investment income	2.66%		2.68%	2.86%	3.22%	3.40%

Supplemental data

Net assets, end of year (000’s)	$42,188		$61,399	$67,154	$68,319	$68,272

Portfolio turnover rate	9.46%		21.83%	16.87%	4.13%	13.28%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	109

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Year Ended February 28,

	2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.90		$11.18

Income from investment operations[b]:

Net investment income[c]	0.36		0.22

Net realized and unrealized gains (losses)	0.03		(0.28)

Total from investment operations	0.39		(0.06)

Less distributions from net investment income	(0.36)		(0.22)

Net asset value, end of year.	$10.93		$10.90

Total return[d]	3.67%		(0.59)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.61%		0.60%

Expenses net of waiver and payments by affiliates	0.59%	[f]	0.57%

Net investment income	3.35%		3.36%

Supplemental data

Net assets, end of year (000’s)	$3,865		$3,683

Portfolio turnover rate	9.46%		21.83%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

110	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Year Ended February 28,

	2019		2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.90		$11.15	$11.54

Income from investment operations[b]:

Net investment income[c]	0.36		0.37	0.19

Net realized and unrealized gains (losses)	0.03		(0.24)	(0.40)

Total from investment operations	0.39		0.13	(0.21)

Less distributions from net investment income	(0.36)		(0.38)	(0.18)

Net asset value, end of year	$10.93		$10.90	$11.15

Total return[d]	3.65%		1.14%	(1.79)%

Ratios to average net assets[e]

Expenses	0.63%	[f]	0.60%	0.58%

Net investment income	3.31%		3.33%	3.51%

Supplemental data

Net assets, end of year (000’s)	$19,580		$14,091	$10,259

Portfolio turnover rate	9.46%		21.83%	16.87%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	111

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Louisiana Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 97.3%
Louisiana 96.1%
Alexandria Utilities Revenue, Series A, 5.00%, 5/01/38	$10,000,000	$ 10,997,100
Bossier City Public Improvement Sales Tax Revenue, Series ST, 5.00%, 12/01/36	1,405,000	1,585,219
Bossier City Utilities Revenue, Refunding, 5.00%, 10/01/37	5,280,000	6,024,691
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese State University Student Housing, Cowboy Facilities Inc. Project, Refunding, AGMC Insured, 5.00%, 5/01/29	2,050,000	2,219,187
Calcasieu Parish School District No. 23 GO, Refunding, Series A, 5.00%, 2/15/29	1,380,000	1,494,085
Calcasieu Parish School District No. 31 GO,
Public School Improvement, BAM Insured, 5.00%, 3/01/36	1,000,000	1,146,960
Public School Improvement, BAM Insured, 5.00%, 3/01/38	1,000,000	1,137,410
East Baton Rouge Mortgage Finance Authority SFMR,
MBS Program, Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28	290,000	290,514
MBS Program, Series A-2, GNMA Secured, 5.10%, 10/01/40	155,000	155,803
East Baton Rouge Parish Sales Tax Revenue,
Road and Street Improvement, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/28	1,000,000	1,014,900
Road and Street Improvement, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/30	1,700,000	1,727,047
East Baton Rouge Sewerage Commission Revenue,
Refunding, Series B, 5.00%, 2/01/33	1,000,000	1,130,470
Refunding, Series B, 5.00%, 2/01/39	5,000,000	5,579,800
Greater New Orleans Expressway Commission Toll Revenue, sub. lien, AGMC Insured, 5.00%, 11/01/47	4,000,000	4,521,560
Jefferson Parish Hospital District No. 1 Hospital Revenue, Parish of Jefferson, West Jefferson Medical Center, Series A, Pre-Refunded, 6.00%, 1/01/39	3,105,000	3,339,179
Jefferson Sales Tax District Special Sales Tax Revenue, Parish of Jefferson, Series B, AGMC Insured, 5.00%, 12/01/42	2,250,000	2,561,895
Kenner Consolidated Sewerage District Revenue, AGMC Insured, 5.00%, 11/01/36	4,000,000	4,287,560
Kenner Sales Tax Revenue, Refunding, Series A, 5.00%, 6/01/33	8,605,000	9,532,361
Lafayette Communications System Revenue,
Refunding, AGMC Insured, 5.00%, 11/01/28	1,345,000	1,559,272
Refunding, AGMC Insured, 5.00%, 11/01/31	2,400,000	2,750,544
Lafayette Parish School Board Sales Tax Revenue, 5.00%, 4/01/48	6,000,000	6,747,840
Lafayette Public Improvement Sales Tax Revenue, Pre-Refunded, 5.00%, 3/01/36	1,865,000	1,989,563
Lafayette Public Trust Financing Authority Revenue,
Ragin’ Cajun Facilities Inc. Housing and Parking Project, AGMC Insured, Pre-Refunded, 5.25%, 10/01/30	4,000,000	4,224,840
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 5.75%, 10/01/29	750,000	767,820
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 6.00%, 10/01/34	1,750,000	1,794,083
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 6.00%, 10/01/38	1,335,000	1,368,629
Lafayette Utilities Revenue, Pre-Refunded, 5.00%, 11/01/33	5,000,000	5,275,300
Louisiana Local Government Environmental Facilities and CDA Revenue,
Airport, Monroe Regional Airport Terminal Project, Assured Guaranty, Pre-Refunded, 5.50%, 2/01/39	2,000,000	2,070,020
Denham Springs Sewer District No. 1 Project, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/39	3,750,000	3,843,525
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, BAM Insured, 5.00%, 12/01/40	2,925,000	3,346,434
East Baton Rouge Sewerage Commission Projects, sub. lien, Series A, 5.00%, 2/01/34	2,550,000	2,840,700
East Baton Rouge Sewerage Commission Projects, sub. lien, Series A, 5.00%, 2/01/43	3,000,000	3,275,190
Jefferson Parish Projects, Series A, Pre-Refunded, 5.375%, 4/01/31	2,000,000	2,005,820
LCTCS Act 360 Project, 5.00%, 10/01/32	3,000,000	3,408,000
LCTCS Act 360 Project, 5.00%, 10/01/33	5,000,000	5,663,250
Louisiana Tech University Student Housing, Innovative Student Facilities Inc. Project, Series A, AGMC Insured, 4.00%, 10/01/33	800,000	847,432
Louisiana Tech University Student Housing, Innovative Student Facilities Inc. Project, Series A, AGMC Insured, 4.00%, 10/01/34	620,000	653,449

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana Local Government Environmental Facilities and CDA Revenue, (continued)
McNeese State University Student Parking, Cowboy Facilities Inc. Project, AGMC Insured, 5.00%, 3/01/36	$1,800,000	$1,944,990
Ragin’ Cajun Facilities Inc., Student Housing and Parking Project, AGMC Insured, 5.00%, 10/01/48	3,500,000	3,837,260
Ragin’ Cajun Facilities Inc., Student Housing and Parking Project, Refunding, AGMC Insured, 5.00%, 10/01/39	2,680,000	3,009,372
Southeastern Louisiana University Student Housing/University Facilities Inc. Project, Refunding, AGMC Insured, 4.00%, 8/01/34	1,000,000	1,041,270
Woman’s Hospital Foundation Project, Refunding, Series A, 5.00%, 10/01/44	5,000,000	5,487,150
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, Refunding, Series A, 5.00%, 7/01/35	4,965,000	5,483,495
Franciscan Missionaries of Our Lady Health System Project, Series A, 5.00%, 7/01/47	5,000,000	5,426,600
Franciscan Missionaries of Our Lady Health System Project, Series A, Pre-Refunded, 5.00%, 7/01/35	35,000	41,505
Franciscan Missionaries of Our Lady Health System Project, Series A, Pre-Refunded, 6.75%, 7/01/39	3,500,000	3,557,960
Lafayette General Medical Center Project, Refunding, 5.50%, 11/01/40	5,000,000	5,164,650
Louisiana Children’s Medical Center Project, Series A1, 5.00%, 6/01/45.	10,000,000	11,120,200
Louisiana Public Facilities Authority Revenue,
Archdiocese of New Orleans Project, Refunding, 5.00%, 7/01/37	3,750,000	4,036,800
CHRISTUS Health, Series E, 5.00%, 7/01/48	5,000,000	5,511,050
Loyola University Project, 5.00%, 10/01/41	5,000,000	5,141,100
Loyola University Project, Pre-Refunded, 5.00%, 10/01/39	5,000,000	5,176,600
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/34	30,000	36,004
Ochsner Clinic Foundation Project, Pre-Refunded, 6.75%, 5/15/41	5,000,000	5,541,000
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/47	20,000	24,003
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/46	10,000,000	10,859,800
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/47	1,730,000	1,870,545
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	2,500,000	2,896,300
Tulane University of Louisiana Project, Refunding, Series A, 5.00%, 12/15/41	3,000,000	3,316,200
Tulane University of Louisiana Project, Refunding, Series A, 4.00%, 12/15/50	2,000,000	2,014,200
Tulane University of Louisiana Project, Series B, 5.00%, 10/01/37	5,540,000	6,062,754
Louisiana State Gasoline and Fuels Tax Revenue,
first lien, Refunding, Series A, 5.00%, 5/01/41	3,000,000	3,396,630
second lien, Refunding, Series C, 5.00%, 5/01/40	5,000,000	5,686,600
second lien, Refunding, Series C, 5.00%, 5/01/45	10,000,000	11,291,300
second lien, Refunding, Series C-1, 5.00%, 5/01/43	5,000,000	5,484,000
Louisiana State GO,
Refunding, Series A, 5.00%, 9/01/36	5,000,000	5,696,900
Refunding, Series C, 5.00%, 8/01/27	7,200,000	8,282,304
Series A, 5.00%, 3/01/37	3,000,000	3,498,540
Louisiana State Highway Improvement Revenue,
Series A, 5.00%, 6/15/30	2,860,000	3,180,492
Series A, 5.00%, 6/15/32	9,850,000	11,143,699
Louisiana State Public Facilities Authority Lease Revenue,
Provident Group, Flagship Properties LLC, Louisiana State University Greenhouse District Project, 5.00%, 7/01/52	2,310,000	2,482,673
Provident Group, Flagship Properties LLC, Louisiana State University Nicholson Gateway Project, Series A, 5.00%, 7/01/46	6,500,000	6,972,030
Louisiana State Transportation Authority Revenue, Refunding, Series A, 5.00%, 8/15/38	4,500,000	5,025,105
Louisiana State Unclaimed Property Special Revenue, I-49 North Project, 5.00%, 9/01/33	5,860,000	6,531,146

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana State University and Agricultural and Mechanical College Revenue,
Board of Supervisors, Auxiliary, 5.00%, 7/01/37	$4,000,000	$ 4,401,920
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/29	1,000,000	1,134,910
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/30	1,040,000	1,178,070
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/34	1,000,000	1,125,830
Board of Supervisors, Auxiliary, Refunding, Series A, 5.00%, 7/01/40	4,500,000	4,979,025
Board of Supervisors, Auxiliary, Series A, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,220,550
Natchitoches Parish School District No. 9 GO, School, AGMC Insured, 5.00%, 3/01/38	1,440,000	1,651,262
New Orleans Aviation Board Revenue, General Airport, North Terminal Project, Series A, 5.00%, 1/01/48	10,000,000	11,083,100
New Orleans Sewage Service Revenue, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/29	500,000	505,640
Port of New Orleans Board of Commissioners Port Facility Revenue, Series A, AGMC Insured, 5.00%, 4/01/48	2,750,000	3,076,562
Ruston Sales Tax Revenue, AGMC Insured, 5.00%, 6/01/35	1,085,000	1,219,280
Shreveport GO, Pre-Refunded, 5.00%, 8/01/29	4,790,000	5,167,260
Shreveport Limited Obligation Revenue, Independence Stadium Project, Refunding, BAM Insured, 5.00%, 3/01/27	1,500,000	1,741,050
Shreveport Water and Sewer Revenue, Series B, 5.00%, 12/01/41	4,000,000	4,388,760
St. Tammany Parish Hospital Service District No. 1 Hospital Revenue, St. Tammany Parish Hospital Project,
Refunding, Series A, 5.00%, 7/01/48	5,000,000	5,522,450
St. Tammany Parish Utilities Revenue,
Series B, Pre-Refunded, 5.50%, 8/01/35	2,650,000	2,790,635
Series B, Pre-Refunded, 5.00%, 8/01/44	3,290,000	3,441,801
Terrebonne Levee and Conservation District Public Improvement Sales Tax Revenue, 5.00%, 7/01/38	2,000,000	2,208,740
Terrebonne Parish Sales and Use Tax Revenue, Morganza Levee Improvement, Series ST, AGMC Insured,
Pre-Refunded, 5.00%, 4/01/32	2,265,000	2,419,609

		353,706,133

U.S. Territories 1.2%
Puerto Rico 1.2%
[a] Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	6,450,000	4,426,313

Total Municipal Bonds before Short Term Investments (Cost $348,129,725)		358,132,446

Short Term Investments (Cost $6,100,000) 1.7%
Municipal Bonds 1.7%
Louisiana 1.7%
[b] East Baton Rouge Parish PCR, Exxon Project, Refunding, Daily VRDN and Put, 1.73%, 11/01/19	6,100,000	6,100,000

Total Investments (Cost $354,229,725) 99.0%		364,232,446
Other Assets, less Liabilities 1.0%		3,769,236

Net Assets 100.0%		$368,001,682

See Abbreviations on page 183.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

114	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Maryland Tax-Free Income Fund

Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.76

Income from investment operations[b]:

Net investment income[c]	0.15

Net realized and unrealized gains (losses)	0.04

Total from investment operations	0.19

Less distributions from net investment income	(0.15)

Net asset value, end of year	$10.80

Total return[d]	1.84%

Ratios to average net assets[e]

Expenses[f]	0.88%

Net investment income	2.95%

Supplemental data

Net assets, end of year (000’s)	$26,572

Portfolio turnover rate	5.33%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)

			Year Ended February 28,

	2019		2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.76		$11.10	$11.35	$11.55	$11.20

Income from investment operations[b]:

Net investment income[c]	0.33		0.34	0.39	0.42	0.42

Net realized and unrealized gains (losses)	0.05		(0.32)	(0.24)	(0.21)	0.35

Total from investment operations	0.38		0.02	0.15	0.21	0.77

Less distributions from net investment income	(0.34)		(0.36)	(0.40)	(0.41)	(0.42)

Net asset value, end of year	$10.80		$10.76	$11.10	$11.35	$11.55

Total return[d]	3.59%		0.13%	1.31%	1.88%	6.94%

Ratios to average net assets

Expenses	0.73%	[e]	0.70%	0.67%	0.67%	0.67%

Net investment income	3.10%		3.07%	3.47%	3.70%	3.63%

Supplemental data

Net assets, end of year (000’s)	$279,750		$319,120	$351,933	$369,661	$393,022

Portfolio turnover rate	5.33%		11.36%	33.34%	9.77%	15.88%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges , if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

116	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)

	Year Ended February 28,

	2019		2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.98		$11.31	$11.56	$11.75	$11.39

Income from investment operations[b]:

Net investment income[c]	0.28		0.28	0.34	0.36	0.36

Net realized and unrealized gains (losses)	0.04		(0.32)	(0.25)	(0.20)	0.35

Total from investment operations	0.32		(0.04)	0.09	0.16	0.71

Less distributions from net investment income	(0.28)		(0.29)	(0.34)	(0.35)	(0.35)

Net asset value, end of year	$11.02		$10.98	$11.31	$11.56	$11.75

Total return[d]	2.94%		(0.34)%	0.72%	1.38%	6.33%

Ratios to average net assets

Expenses	1.28%	[e]	1.25%	1.22%	1.22%	1.22%

Net investment income	2.55%		2.52%	2.92%	3.15%	3.08%

Supplemental data

Net assets, end of year (000’s)	$56,323		$92,553	$115,011	$117,167	$125,328

Portfolio turnover rate	5.33%		11.36%	33.34%	9.77%	15.88%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	117

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.78		$11.05

Income from investment operations[b]:

Net investment income[c]	0.35		0.21

Net realized and unrealized gains (losses)	0.04		(0.27)

Total from investment operations	0.39		(0.06)

Less distributions from net investment income	(0.35)		(0.21)

Net asset value, end of year	$10.82		$10.78

Total return[d]	3.71%		(0.58)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.61%		0.62%

Expenses net of waiver and payments by affiliates	0.58%	[f]	0.56%

Net investment income	3.25%		3.21%

Supplemental data

Net assets, end of year (000’s)	$1,753		$1,376

Portfolio turnover rate	5.33%		11.36%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

118	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)

	Year Ended February 28,

	2019		2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.77		$11.11	$11.35	$11.56	$11.20

Income from investment operations[b]:

Net investment income[c]	0.34		0.35	0.41	0.43	0.43

Net realized and unrealized gains (losses)	0.05		(0.32)	(0.24)	(0.22)	0.36

Total from investment operations	0.39		0.03	0.17	0.21	0.79

Less distributions from net investment income	(0.35)		(0.37)	(0.41)	(0.42)	(0.43)

Net asset value, end of year	$10.81		$10.77	$11.11	$11.35	$11.56

Total return	3.68%		0.22%	1.50%	1.90%	7.13%

Ratios to average net assets

Expenses	0.63%	[d]	0.60%	0.57%	0.57%	0.57%

Net investment income	3.20%		3.17%	3.57%	3.80%	3.73%

Supplemental data

Net assets, end of year (000’s)	$44,264		$40,532	$42,625	$28,464	$27,131

Portfolio turnover rate	5.33%		11.36%	33.34%	9.77%	15.88%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Maryland Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 97.8%
Maryland 93.3%
Annapolis GO, Public Improvements, Pre-Refunded, 5.00%, 8/01/31	$ 1,250,000	$ 1,350,000
Anne Arundel County GO,
Consolidated General Improvements, Refunding, 5.00%, 4/01/33	3,140,000	3,500,692
Consolidated Water and Sewer, 5.00%, 4/01/41	12,620,000	13,313,090
[a] Anne Arundel County MFHR, Glenview Gardens Apartments Project, Mandatory Put, SPA Freddie Mac, 5.00%, 1/01/27	1,920,000	1,996,877
Baltimore County GO,
Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/39	2,900,000	3,302,056
Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/41	2,900,000	3,288,977
Baltimore Revenue,
Mayor and City Council of Baltimore, Wastewater Projects, Series A, 5.00%, 7/01/41	14,435,000	15,319,865
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/46	5,000,000	5,614,100
Mayor and City Council of Baltimore, Water Projects, Refunding, Series B, 5.00%, 7/01/38	5,000,000	5,590,950
Mayor and City Council of Baltimore, Water Projects, Series A, 5.00%, 7/01/38	8,930,000	9,985,437
Mayor and City Council of Baltimore, Water Projects, Series A, 5.00%, 7/01/41	7,845,000	8,325,898
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, Pre-Refunded, 5.375%, 7/01/34	750,000	759,120
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, Pre-Refunded, 5.75%, 7/01/39	1,250,000	1,266,713
Howard County Housing Commission Revenue,
Gateway Village Apartments, 4.00%, 6/01/46	2,000,000	2,014,840
The Verona at Oakland Mills Project, 5.00%, 10/01/28	10,000,000	11,027,000
Woodfield Oxford Square Apartments, 5.00%, 12/01/46	5,000,000	5,494,300
Maryland Environmental Service Revenue, Mid-Shore II Regional Landfill Project, Refunding, 5.00%, 11/01/30	3,935,000	4,139,108
Maryland Stadium Authority Revenue, Baltimore City Public Schools, Construction and Revitalization Program, 5.00%, 5/01/46	10,085,000	11,210,688
Maryland State Community Development Administration Local Government Infrastructure Revenue,
Senior Obligations, Series A-1, 4.00%, 6/01/47	2,300,000	2,356,120
Senior Obligations, Series A-1, 5.00%, 6/01/48	1,310,000	1,475,479
Subordinate Obligations, Series A-2, 5.00%, 6/01/34	3,500,000	3,872,715
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	10,000,000	10,032,600
Maryland State EDC Student Housing Revenue,
Salisbury University Project, Refunding, 5.00%, 6/01/34	2,040,000	2,138,206
Senior, Frostburg State University Project, Refunding, 5.00%, 10/01/33	5,000,000	5,310,050
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/27	4,750,000	5,003,650
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/34	2,150,000	2,224,347
Senior, Towson University Project, 5.00%, 7/01/27	1,145,000	1,236,165
University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/35	4,225,000	4,803,698
University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/43	3,305,000	3,686,066
University Village at Sheppard Pratt, 5.00%, 7/01/27	1,500,000	1,578,165
University Village at Sheppard Pratt, 5.00%, 7/01/33	2,495,000	2,588,363
Maryland State Health and Higher Educational Facilities Authority Revenue,
Adventist HealthCare Issue, Series A, 5.50%, 1/01/46	8,000,000	8,886,960
Anne Arundel Health System Issue, Refunding, 5.00%, 7/01/39	10,000,000	10,931,500
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/29	2,000,000	2,032,780
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39	2,000,000	2,032,780
Charlestown Community Issue, Refunding, Series A, 5.00%, 1/01/45	4,170,000	4,554,182
Goucher College Issue, Refunding, Series A, 5.00%, 7/01/34	1,500,000	1,622,415
Goucher College Issue, Refunding, Series A, 5.00%, 7/01/44	7,470,000	8,198,624
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27	10,345,000	11,831,680

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Maryland Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland State Health and Higher Educational Facilities Authority Revenue, (continued)
Johns Hopkins Medical Institutions Utilities Program Issue, Refunding, Series A, 5.00%, 5/15/37	$10,000,000	$11,397,300
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/37	5,000,000	5,485,300
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/41	15,000,000	16,450,800
The Johns Hopkins University Issue, Series B, 5.00%, 7/01/38	5,000,000	5,576,250
LifeBridge Health Issue, Refunding, 5.00%, 7/01/44	2,000,000	2,213,260
LifeBridge Health Issue, Refunding, 5.00%, 7/01/47	4,000,000	4,391,480
Loyola University Maryland, Refunding, 5.00%, 10/01/45	2,250,000	2,522,273
Loyola University Maryland, Refunding, Series A, 5.00%, 10/01/39	5,275,000	5,728,175
Maryland Institute College of Art Issue, Refunding, 5.00%, 6/01/29	1,000,000	1,081,050
Maryland Institute College of Art Issue, Refunding, 4.00%, 6/01/42	5,325,000	5,325,799
Medstar Health Issue, Series A, 5.00%, 8/15/38	5,000,000	5,444,100
Medstar Health Issue, Series A, 5.00%, 5/15/45	5,000,000	5,498,350
Meritus Medical Center Issue, Refunding, 5.00%, 7/01/45	8,535,000	9,151,654
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%, 7/01/27	655,000	656,729
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%, 7/01/34	5,000,000	5,012,700
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, Refunding, Series B, AMBAC Insured, 5.00%, 7/01/38	6,200,000	6,203,968
Peninsula Regional Medical Center Issue, Refunding, 5.00%, 7/01/45	6,330,000	6,858,618
Trinity Health Credit Group, 5.00%, 12/01/46	1,680,000	1,895,242
University of Maryland Medical System Issue, Refunding, 5.00%, 7/01/35	2,100,000	2,343,516
University of Maryland Medical System Issue, Refunding, Series B, 5.00%, 7/01/39	10,000,000	11,167,700
University of Maryland Medical System Issue, Series D, 4.00%, 7/01/48	5,000,000	5,086,850
Maryland State Industrial Development Financing Authority EDR,
McDonogh School Facilities, Refunding, 4.00%, 9/01/43	1,100,000	1,128,567
McDonogh School Facilities, Refunding, 4.00%, 9/01/48	610,000	619,650
Montgomery County GO,
Consolidated Public Improvement, Refunding, Series A, 4.00%, 11/01/20	8,000,000	8,129,360
Consolidated Public Improvement, Refunding, Series A, 4.00%, 12/01/33	7,000,000	7,429,030
Montgomery County Revenue,
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/27	1,625,000	1,730,950
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/28	2,230,000	2,372,586
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/31	2,470,000	2,625,314
Department of Liquor Control, Series A, 5.00%, 4/01/30.	1,935,000	2,057,486
Montgomery County Water Quality Protection Charge Revenue,
Series A, 5.00%, 4/01/30	1,855,000	1,916,252
Series A, 5.00%, 4/01/31	1,240,000	1,280,548
Prince George’s County COP, Public Safety Communications Center, 5.00%, 10/01/30	2,060,000	2,159,642
Prince George’s County GO, Consolidated Public Improvement, Series A, 4.00%, 7/15/35	11,405,000	12,323,102
Washington Suburban Sanitary District GO,
Montgomery and Prince George’s Counties, Consolidated Public Improvement, Second Series, 5.00%, 6/01/37	5,000,000	5,748,200
Montgomery and Prince George’s Counties, Consolidated Public Improvement, Second Series, 4.00%, 6/01/43	8,070,000	8,382,067

		381,290,124

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Maryland Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
District of Columbia 2.8%
Washington Metropolitan Area Transit Authority Gross Revenue,
Transit, Series A, Pre-Refunded, 5.125%, 7/01/32	$2,500,000	$2,529,200
Transit, Series B, 5.00%, 7/01/42	8,000,000	9,095,360

		11,624,560

U.S. Territories 1.7%
Puerto Rico 1.7%
[b] Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38.	5,000,000	3,443,750
Series XX, 5.25%, 7/01/40	5,000,000	3,431,250

		6,875,000

Total Municipal Bonds (Cost $389,896,358) 97.8%		399,789,684
Other Assets, less Liabilities 2.2%		8,872,666

Net Assets 100.0%		$408,662,350

See Abbreviations on page 183.

aThe maturity date shown represents the mandatory put date.

bSee Note 7 regarding defaulted securities.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Missouri Tax-Free Income Fund

Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.41

Income from investment operations[b]:

Net investment income[c]	0.16

Net realized and unrealized gains (losses)	0.06

Total from investment operations	0.22

Less distributions from net investment income	(0.16)

Net asset value, end of year	$11.47

Total return[d]	1.98%

Ratios to average net assets[e]

Expenses[f]	0.84%

Net investment income	2.96%

Supplemental data

Net assets, end of year (000’s)	$63,400

Portfolio turnover rate	9.79%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)

			Year Ended February 28,

	2019		2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.38		$11.74	$12.05	$12.21	$11.88

Income from investment operations[b]:

Net investment income[c]	0.35		0.36	0.42	0.45	0.47

Net realized and unrealized gains (losses)	0.09		(0.34)	(0.30)	(0.18)	0.32

Total from investment operations	0.44		0.02	0.12	0.27	0.79

Less distributions from net investment income	(0.36)		(0.38)	(0.43)	(0.43)	(0.46)

Net asset value, end of year	$11.46		$11.38	$11.74	$12.05	$12.21

Total return[d]	3.90%		0.12%	0.94%	2.26%	6.80%

Ratios to average net assets

Expenses	0.69%	[e]	0.66%	0.65%	0.64%	0.63%

Net investment income	3.11%		3.05%	3.52%	3.72%	3.87%

Supplemental data

Net assets, end of year (000’s)	$700,839		$793,226	$873,204	$880,848	$890,228

Portfolio turnover rate	9.79%		20.04%	11.66%	7.97%	4.73%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

124	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)

			Year Ended February 28,

	2019		2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.49		$11.86	$12.17	$12.32	$11.98

Income from investment operations[b]:

Net investment income[c]	0.29		0.29	0.36	0.38	0.40

Net realized and unrealized gains (losses)	0.09		(0.35)	(0.31)	(0.17)	0.34

Total from investment operations	0.38		(0.06)	0.05	0.21	0.74

Less distributions from net investment income	(0.29)		(0.31)	(0.36)	(0.36)	(0.40)

Net asset value, end of year	$11.58		$11.49	$11.86	$12.17	$12.32

Total return[d]	3.37%		(0.53)%	0.38%	1.77%	6.25%

Ratios to average net assets

Expenses	1.24%	[e]	1.21%	1.20%	1.19%	1.18%

Net investment income	2.56%		2.50%	2.97%	3.17%	3.32%

Supplemental data

Net assets, end of year (000’s)	$108,739		$149,306	$169,821	$167,284	$166,282

Portfolio turnover rate	9.79%		20.04%	11.66%	7.97%	4.73%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.38		$11.72

Income from investment operations[b]:

Net investment income[c]	0.37		0.22

Net realized and unrealized gains (losses)	0.09		(0.35)

Total from investment operations	0.46		(0.13)

Less distributions from net investment income	(0.37)		(0.21)

Net asset value, end of year	$11.47		$11.38

Total return[d]	4.12%		(1.11)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.55%		0.55%

Expenses net of waiver and payments by affiliates	0.54%	[f]	0.53%

Net investment income	3.26%		3.18%

Supplemental data

Net assets, end of year (000’s)	$18,929		$17,534

Portfolio turnover rate	9.79%		20.04%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

126	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)

			Year Ended February 28,

	2019		2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.38		$11.75	$12.06	$12.22	$11.88

Income from investment operations[b]:

Net investment income[c]	0.37		0.37	0.44	0.46	0.48

Net realized and unrealized gains (losses)	0.09		(0.35)	(0.31)	(0.18)	0.34

Total from investment operations	0.46		0.02	0.13	0.28	0.82

Less distributions from net investment income	(0.37)		(0.39)	(0.44)	(0.44)	(0.48)

Net asset value, end of year	$11.47		$11.38	$11.75	$12.06	$12.22

Total return	4.09%		0.12%	1.04%	2.37%	7.00%

Ratios to average net assets

Expenses	0.59%	[d]	0.56%	0.55%	0.54%	0.53%

Net investment income	3.21%		3.15%	3.62%	3.82%	3.97%

Supplemental data

Net assets, end of year (000’s)	$60,117		$72,460	$83,686	$46,051	$37,626

Portfolio turnover rate	9.79%		20.04%	11.66%	7.97%	4.73%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Missouri Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.5%
Missouri 95.3%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Appropriation Revenue,
combined lien, Refunding, Series A, 5.00%, 10/01/33	$14,425,000	$ 15,950,732
combined lien, Refunding, Series A, 5.00%, 10/01/44	10,000,000	11,006,700
Metrolink Cross County Extension Project, Refunding, Assured Guaranty, 5.00%, 10/01/35	5,500,000	5,595,040
Metrolink Cross County Extension Project, Refunding, Assured Guaranty, 5.00%, 10/01/39	30,300,000	30,821,766
Cape Girardeau County IDA Health Facilities Revenue,
St. Francis Medical Center, Refunding, 5.00%, 6/01/39	7,110,000	7,822,564
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/33	5,000,000	5,396,850
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/37	11,000,000	11,801,900
St. Francis Medical Center, Series A, Pre-Refunded, 5.75%, 6/01/39	3,150,000	3,181,374
Cape Girardeau County IDA Solid Waste Disposal Revenue, The Procter and Gamble Paper Products Co. Project, 5.30%, 5/15/28	6,875,000	6,887,856
Cape Girardeau County Reorganized School District No. R-2 GO,
Missouri Direct Deposit Program, Jackson R-2 School District, 4.00%, 3/01/32	1,000,000	1,097,380
Missouri Direct Deposit Program, Jackson R-2 School District, 4.00%, 3/01/33	1,000,000	1,091,560
Missouri Direct Deposit Program, Jackson R-2 School District, 5.00%, 3/01/38	2,195,000	2,546,771
Clay County Public School District No. 53 Liberty GO, School Building, 4.00%, 3/01/37	4,500,000	4,724,730
Clay County Reorganization School District No. R-1 Kearney GO,
Direct Deposit Program, School Building, 3.00%, 3/01/34	1,670,000	1,626,480
Direct Deposit Program, School Building, 3.00%, 3/01/35	1,730,000	1,671,163
Direct Deposit Program, School Building, 3.00%, 3/01/36	1,540,000	1,473,780
Direct Deposit Program, School Building, 3.125%, 3/01/37	1,855,000	1,785,011
Curators of the University of Missouri System Facilities Revenue, Refunding, 5.00%, 11/01/27	1,065,000	1,153,640
Ferguson Reorganized School District No. R-2 GO,
St. Louis County, Missouri Direct Deposit Program, 4.00%, 5/01/32	1,000,000	1,078,690
St. Louis County, Missouri Direct Deposit Program, 5.00%, 5/01/38	2,250,000	2,577,825
Fort Osage R-1 School District Jackson County GO, School Building, Missouri Direct Deposit Program, Refunding, 5.50%, 3/01/38	3,010,000	3,660,852
Greene County Reorganized School District No. 2 GO, Willard, School Building, Missouri Direct Deposit Program, 4.00%, 3/01/30	1,000,000	1,100,690
Independence School District GO,
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/27	3,300,000	3,402,663
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/28	3,000,000	3,093,330
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/29	3,000,000	3,093,330
Jackson County Reorganized School District No. 4 Blue Springs GO,
Improvement, Series A, Pre-Refunded, 5.00%, 3/01/29	320,000	320,000
School Building, Missouri Direct Deposit Program, Series A, 5.50%, 3/01/36	3,000,000	3,709,530
School Building, Missouri Direct Deposit Program, Series A, 5.50%, 3/01/37	2,000,000	2,458,560
Jefferson City School District GO, Missouri Direct Deposit Program, 5.00%, 3/01/38	6,070,000	6,951,485
Joplin IDA Health Facilities Revenue,
Freeman Health System Project, 5.125%, 2/15/26	6,000,000	6,312,300
Freeman Health System Project, 5.00%, 2/15/28	1,150,000	1,203,774
Freeman Health System Project, 5.50%, 2/15/31	2,055,000	2,166,484
Freeman Health System Project, Refunding, 5.00%, 2/15/35	4,000,000	4,313,120
Joplin Schools GO, Direct Deposit Program, Refunding, 4.00%, 3/01/32	4,000,000	4,368,800
Kansas City IDAR,
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/29	5,000,000	5,427,300
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/30	12,000,000	13,025,520
Downtown Redevelopment District, Refunding, Series A, 5.00%, 9/01/32	3,000,000	3,213,270

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Kansas City Sanitary Sewer System Revenue,
Improvement, Series A, 4.00%, 1/01/35	$ 1,500,000	$ 1,602,795
Improvement and Refunding, Series A, 5.00%, 1/01/37	29,210,000	30,792,598
Sub Series A, 4.00%, 1/01/42	5,000,000	5,148,050
Kansas City Water Revenue,
Refunding and Improvement, Series A, 5.25%, 12/01/32	12,725,000	12,760,375
Series A, 4.00%, 12/01/41	4,970,000	5,184,257
Lincoln University Auxiliary System Revenue, Subordinate, Assured Guaranty, 5.125%, 6/01/37	2,325,000	2,355,644
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Improvement and Refunding, Series A, 5.00%, 5/01/42	5,000,000	5,720,850
Improvement and Refunding, Series A, 5.00%, 5/01/47	10,000,000	11,396,800
Improvement and Refunding, Series B, 5.00%, 5/01/38	8,770,000	9,982,891
Improvement and Refunding, Series B, 5.00%, 5/01/45	7,500,000	8,378,625
Series C, 5.00%, 5/01/46	24,700,000	27,843,816
Missouri Joint Municipal Electric Utility Commission Power Supply System Revenue,
MoPEP Facilities, 5.00%, 12/01/43	2,000,000	2,243,300
MoPEP Facilities, Pre-Refunded, 5.00%, 1/01/32	3,600,000	3,813,840
MoPEP Facilities, Pre-Refunded, 5.00%, 1/01/37	3,400,000	3,601,960
Missouri State Board of Public Buildings Special Obligation Revenue, Refunding, Series A, 4.00%, 10/01/25	3,870,000	3,926,696
Missouri State Development Finance Board Revenue, Infrastructure Facilities, City of Independence, Electric System, Dogwood Project, Series A, 5.00%, 6/01/37	5,000,000	5,408,200
Missouri State Development Finance Board Solid Waste Disposal Revenue, The Procter and Gamble Paper Products Co. Project, 5.20%, 3/15/29	3,000,000	3,619,080
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and Drinking Water Revenue,
SRF Programs, Refunding, Series A, 5.00%, 1/01/23	12,485,000	12,827,089
SRF Programs, Refunding, Series A, 5.00%, 1/01/24	7,890,000	8,104,213
SRF Programs, Refunding, Series A, 5.00%, 1/01/26	2,315,000	2,624,770
SRF Programs, Refunding, Series B, 5.50%, 7/01/21	60,000	60,173
SRF Programs, Series A, 5.75%, 1/01/29	190,000	190,580
SRF Programs, Series A, Pre-Refunded, 5.00%, 1/01/23	15,000	15,410
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
Bethesda Health Group Inc., 5.00%, 8/01/40	1,650,000	1,723,673
Bethesda Health Group Inc., 5.00%, 8/01/45	1,300,000	1,355,003
BJC Health System, 5.00%, 1/01/44	8,175,000	8,811,505
CoxHealth, Refunding, Series A, 5.00%, 11/15/39	17,000,000	18,610,750
CoxHealth, Series A, 5.00%, 11/15/38	11,680,000	12,573,637
CoxHealth, Series A, 5.00%, 11/15/44	2,760,000	2,949,198
Lake Regional Health System, Refunding, 5.00%, 2/15/24	4,000,000	4,101,760
Mercy Health, 4.00%, 11/15/42	8,000,000	8,073,600
Mercy Health, Refunding, Series C, 5.00%, 11/15/47	15,000,000	16,782,450
Mercy Health, Series F, 5.00%, 11/15/45	25,000,000	27,267,000
SSM Health, Series A, 5.00%, 6/01/48	5,000,000	5,552,000
SSM Health Care, Series B, Pre-Refunded, 5.00%, 6/01/30	16,150,000	16,807,789
SSM Health Care, Series B, Pre-Refunded, 5.00%, 6/01/34	7,000,000	7,285,110
St. Anthony’s Medical Center, Refunding, Series B, 5.00%, 2/01/45	6,870,000	7,489,468
St. Luke’s Health System Inc., Refunding, 5.00%, 11/15/35	3,950,000	4,404,645
St. Luke’s Health System Inc., Refunding, Series A, 5.00%, 11/15/43	2,000,000	2,233,980

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Missouri State Health and Educational Facilities Authority Revenue,
Educational Facilities, A.T. Still University of Health Sciences, 5.00%, 10/01/26	$ 3,095,000	$ 3,321,275
Educational Facilities, A.T. Still University of Health Sciences, 5.25%, 10/01/31	1,200,000	1,295,220
Educational Facilities, A.T. Still University of Health Sciences, 5.00%, 10/01/39	1,250,000	1,375,963
Educational Facilities, A.T. Still University of Health Sciences, 5.25%, 10/01/41	4,500,000	4,844,160
Educational Facilities, Kansas City University Medicine and Biosciences, Refunding, Series A, 5.00%, 6/01/42	2,800,000	3,111,668
Educational Facilities, Kansas City University Medicine and Biosciences, Refunding, Series A, 5.00%, 6/01/47	4,875,000	5,407,838
Educational Facilities, Lake Regional Health System, Refunding, 5.00%, 2/15/34	7,000,000	7,327,810
Educational Facilities, Maryville University St. Louis Project, 5.00%, 6/15/44.	5,000,000	5,332,050
Educational Facilities, Maryville University St. Louis Project, Series A, 5.00%, 6/15/45	4,000,000	4,372,920
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/38	10,000,000	11,330,700
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/46	5,775,000	6,581,306
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/47	15,000,000	16,707,150
Educational Facilities, University of Central Missouri, Series C, 5.00%, 10/01/34	5,000,000	5,576,900
Educational Facilities, The Washington University, Series B, 5.00%, 11/15/37	10,000,000	10,791,800
Educational Facilities, Webster University Project, Improvement, Pre-Refunded, 5.00%, 4/01/36	7,000,000	7,470,400
Health Facilities, The Children’s Mercy Hospital, Pre-Refunded, 5.625%, 5/15/39	7,785,000	7,846,657
Health Facilities, The Children’s Mercy Hospital, Refunding, 5.625%, 5/15/39	1,715,000	1,728,514
Lutheran Senior Services Projects, Refunding, Series B, 5.00%, 2/01/46	4,000,000	4,164,160
Senior Living Facilities, Lutheran Senior Services Projects, 5.75%, 2/01/31	1,900,000	1,991,713
Senior Living Facilities, Lutheran Senior Services Projects, 5.375%, 2/01/35	2,520,000	2,562,008
Senior Living Facilities, Lutheran Senior Services Projects, 6.00%, 2/01/41	4,250,000	4,438,955
Senior Living Facilities, Lutheran Senior Services Projects, 5.50%, 2/01/42	8,985,000	9,123,189
Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.00%, 2/01/46	11,575,000	12,050,038
Missouri State Highways and Transportation Commission State Road Revenue,
Series A, 5.00%, 5/01/20	6,875,000	6,912,537
Series A, 5.00%, 5/01/21	5,000,000	5,026,650
Series A, 5.00%, 5/01/24	1,150,000	1,156,015
Missouri State Housing Development Commission SFMR,
Homeownership Loan Program, First Place, Series B, 4.00%, 11/01/38	1,420,000	1,454,620
Homeownership Loan Program, Series C, GNMA Secured, 5.00%, 3/01/32	145,000	146,298
Homeownership Loan Program, Series D, GNMA Secured, 4.70%, 3/01/35	1,070,000	1,080,828
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue,
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/30	3,000,000	3,358,920
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/31	2,000,000	2,233,480
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/32	1,500,000	1,670,760
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/34	2,000,000	2,219,040
Iatan 2 Project, Series A, 5.00%, 12/01/35	7,335,000	8,305,567
Plum Point Project, Refunding, Series A, 5.00%, 1/01/32	10,000,000	11,296,600
Plum Point Project, Refunding, Series A, 5.00%, 1/01/33	7,500,000	8,450,850
Prairie State Project, Refunding, Series A, 5.00%, 12/01/30	4,000,000	4,576,280
Prairie State Project, Refunding, Series A, 5.00%, 12/01/31	6,000,000	6,842,040
Prairie State Project, Refunding, Series A, 5.00%, 12/01/40	27,950,000	31,040,990
Monarch-Chesterfield Levee District Special Tax, St. Louis County, Levee District, Refunding, 5.00%, 3/01/40	4,395,000	4,833,665
Move Rolla Transportation Development District Transportation Sales Tax Revenue, 4.75%, 6/01/47	5,000,000	5,143,650
Peculiar Combined Waterworks and Sewerage System Revenue,
Assured Guaranty, 4.00%, 6/01/39	1,000,000	1,068,370
Assured Guaranty, 4.00%, 6/01/42	2,405,000	2,551,056

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STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Riverside-Quindaro Bend Levee District Revenue,
Platte County, Levee District Improvement, L-385 Project, Refunding, 5.00%, 3/01/26	$ 1,000,000	$ 1,114,870
Platte County, Levee District Improvement, L-385 Project, Refunding, 5.00%, 3/01/29	2,585,000	2,844,172
Sikeston Electric Revenue,
Refunding, 5.00%, 6/01/20	5,000,000	5,166,650
Refunding, 5.00%, 6/01/21	13,130,000	13,837,838
Refunding, 5.00%, 6/01/22	12,570,000	13,469,132
Springfield School District No. R-12 GO, Missouri Direct Deposit Program, 5.00%, 3/01/33	1,000,000	1,120,260
Springfield Special Obligation Revenue,
Sewer System Improvements Project, 5.00%, 4/01/31	1,795,000	1,960,732
Sewer System Improvements Project, 5.00%, 4/01/32	1,885,000	2,057,855
St. Charles School District GO, Missouri Direct Deposit Program, 4.00%, 3/01/36	2,000,000	2,131,340
St. Louis Airport Revenue,
Lambert-St. Louis International Airport, Refunding, NATL Insured, 5.50%, 7/01/29	13,070,000	16,693,788
Lambert-St. Louis International Airport, Series A-1, 6.125%, 7/01/24	2,000,000	2,027,760
Lambert-St. Louis International Airport, Series A-1, 6.625%, 7/01/34	5,000,000	5,075,150
Series C, AGMC Insured, 5.00%, 7/01/42	3,930,000	4,446,520
Series C, AGMC Insured, 5.00%, 7/01/47	8,770,000	9,891,771
Series D, AGMC Insured, 5.00%, 7/01/33	1,000,000	1,142,410
Series D, AGMC Insured, 5.00%, 7/01/34	1,415,000	1,611,034
Series D, AGMC Insured, 5.00%, 7/01/36	1,125,000	1,272,375
Series D, AGMC Insured, 5.00%, 7/01/37	1,000,000	1,126,400
St. Louis County IDA Senior Living Facilities Revenue,
Friendship Village, St. Louis Obligated Group, Refunding, 5.00%, 9/01/48	7,095,000	7,192,982
Friendship Village Chesterfield, Pre-Refunded, 5.00%, 9/01/42	3,165,000	3,508,529
Friendship Village Sunset Hills, Series A, 5.875%, 9/01/43	7,000,000	7,487,200
St. Louis County Pattonville School District No. R-3 GO,
Series A, 5.00%, 3/01/37	2,750,000	3,126,640
Series A, 5.00%, 3/01/38	1,000,000	1,132,900
St. Louis County School District No. 101 Affton GO,
Direct Deposit Program, Series A, 5.00%, 3/01/32	1,500,000	1,741,920
Direct Deposit Program, Series A, 5.00%, 3/01/33	1,595,000	1,842,353
Direct Deposit Program, Series A, 5.00%, 3/01/34	1,700,000	1,958,196
Direct Deposit Program, Series A, 5.00%, 3/01/35	1,810,000	2,077,319
Direct Deposit Program, Series A, 5.00%, 3/01/36	1,920,000	2,193,485
St. Louis Municipal Finance Corp. Leasehold Revenue, Convention Center Capital Improvement, Series B, Assured Guaranty, Pre-Refunded, 5.375%, 7/15/38	22,725,000	23,038,605
Wentzville R-IV School District GO, Missouri Direct Deposit Program, Refunding and Improvement, 4.00%, 3/01/38	15,400,000	16,066,974

		907,214,170

U.S. Territories 3.2%
Guam 0.6%
Guam Power Authority Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/25	5,420,000	5,954,249

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico 2.6%
[a] Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	$19,320,000	$ 13,306,650
Series XX, 5.75%, 7/01/36	6,000,000	4,132,500
Series XX, 5.25%, 7/01/40	10,000,000	6,862,500

		24,301,650

Total U.S. Territories		30,255,899

Total Municipal Bonds (Cost $922,207,215) 98.5%		937,470,069
Other Assets, less Liabilities 1.5%		14,553,453

Net Assets 100.0%		$952,023,522

See Abbreviations on page 183.

aSee Note 7 regarding defaulted securities.

132	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin North Carolina Tax-Free Income Fund

Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.26

Income from investment operations[b]:

Net investment income[c]	0.15

Net realized and unrealized gains (losses)	0.04

Total from investment operations	0.19

Less distributions from net investment income	(0.15)

Net asset value, end of year	$11.30

Total return[d]	1.77%

Ratios to average net assets[e]

Expenses[f]	0.83%

Net investment income	2.86%

Supplemental data

Net assets, end of year (000’s)	$49,192

Portfolio turnover rate	11.61%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)

			Year Ended February 28,

	2019		2018	2017	2016 [a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.28		$11.70	$11.97	$12.15	$11.95

Income from investment operations[b]:

Net investment income[c]	0.34		0.35	0.41	0.43	0.46

Net realized and unrealized gains (losses)	0.03		(0.40)	(0.27)	(0.19)	0.21

Total from investment operations	0.37		(0.05)	0.14	0.24	0.67

Less distributions from net investment income	(0.35)		(0.37)	(0.41)	(0.42)	(0.47)

Net asset value, end of year	$11.30		$11.28	$11.70	$11.97	$12.15

Total return[d]	3.32%		(0.45)%	1.19%	2.01%	5.70%

Ratios to average net assets

Expenses	0.68%	[e]	0.66%	0.64%	0.64%	0.63%

Net investment income	3.01%		3.00%	3.41%	3.62%	3.84%

Supplemental data

Net assets, end of year (000’s)	$577,052		$660,167	$756,109	$794,675	$841,737

Portfolio turnover rate	11.61%		10.07%	18.38%	7.23%	6.94%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

134	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)

			Year Ended February 28,

	2019		2018	2017	2016 [a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.46		$11.88	$12.15	$12.33	$12.12

Income from investment operations[b]:

Net investment income[c]	0.28		0.29	0.35	0.37	0.40

Net realized and unrealized gains (losses)	0.03		(0.41)	(0.27)	(0.20)	0.21

Total from investment operations	0.31		(0.12)	0.08	0.17	0.61

Less distributions from net investment income	(0.28)		(0.30)	(0.35)	(0.35)	(0.40)

Net asset value, end of year	$11.49		$11.46	$11.88	$12.15	$12.33

Total return[d]	2.78%		(1.00)%	0.61%	1.43%	5.13%

Ratios to average net assets

Expenses	1.23%	[e]	1.21%	1.19%	1.19%	1.18%

Net investment income	2.46%		2.45%	2.86%	3.07%	3.29%

Supplemental data

Net assets, end of year (000’s)	$105,371		$159,556	$197,705	$206,283	$217,985

Portfolio turnover rate	11.61%		10.07%	18.38%	7.23%	6.94%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.27		$11.59

Income from investment operations[b]:

Net investment income[c]	0.35		0.22

Net realized and unrealized gains (losses)	0.03		(0.33)

Total from investment operations	0.38		(0.11)

Less distributions from net investment income	(0.36)		(0.21)

Net asset value, end of year	$11.29		$11.27

Total return[d]	3.45%		(0.97)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.56%		0.56%

Expenses net of waiver and payments by affiliates	0.54%	[f]	0.53%

Net investment income	3.15%		3.13%

Supplemental data

Net assets, end of year (000’s)	$7,776		$9,117

Portfolio turnover rate	11.61%		10.07%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

136	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)

			Year Ended February 28,

	2019		2018	2017	2016 [a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.28		$11.70	$11.97	$12.15	$11.95

Income from investment operations[b]:

Net investment income[c]	0.35		0.36	0.42	0.45	0.48

Net realized and unrealized gains (losses)	0.03		(0.40)	(0.26)	(0.20)	0.20

Total from investment operations	0.38		(0.04)	0.16	0.25	0.68

Less distributions from net investment income	(0.36)		(0.38)	(0.43)	(0.43)	(0.48)

Net asset value, end of year	$11.30		$11.28	$11.70	$11.97	$12.15

Total return	3.42%		(0.36)%	1.29%	2.12%	5.81%

Ratios to average net assets

Expenses	0.58%	[d]	0.56%	0.54%	0.54%	0.53%

Net investment income	3.11%		3.10%	3.51%	3.72%	3.94%

Supplemental data

Net assets, end of year (000’s)	$84,506		$80,819	$109,365	$89,119	$76,935

Portfolio turnover rate	11.61%		10.07%	18.38%	7.23%	6.94%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	137

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin North Carolina Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 94.8%
North Carolina 92.2%
Buncombe County Limited Obligation Revenue, Refunding, 5.00%, 6/01/34	$ 3,000,000	$ 3,415,200
Cape Fear Public Utility Authority Water and Sewer System Revenue,
Pre-Refunded, 5.00%, 8/01/36	8,000,000	8,630,080
Refunding, 5.00%, 6/01/40	2,250,000	2,534,332
Cary Combined Enterprise System Revenue, 5.00%, 12/01/41	1,710,000	1,958,326
Pre-Refunded, 5.00%, 12/01/42	10,000,000	11,198,900
Refunding, Series B, 4.00%, 12/01/42	8,000,000	8,353,120
Charlotte Airport Revenue,
Charlotte Douglas International Airport, Refunding, Series A, 5.50%, 7/01/34	3,765,000	3,955,923
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/39	3,000,000	3,121,650
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/41	10,000,000	10,645,800
Charlotte COP,
Cultural Arts Facilities, Refunding, Series E, 5.00%, 6/01/39	6,000,000	6,042,600
Transit Projects, Phase II, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,506,025
Charlotte Storm Water Fee Revenue, Refunding, 5.00%, 12/01/39	7,970,000	9,069,701
Charlotte Water and Sewer System Revenue,
Refunding, 4.00%, 7/01/37	5,000,000	5,339,300
Refunding, 5.00%, 7/01/40	10,000,000	11,267,700
Refunding, Series B, 5.00%, 7/01/38	10,000,000	10,400,200
The Charlotte-Mecklenburg Hospital Authority Health Care Revenue,
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/40	20,000,000	22,121,000
Carolinas HealthCare System, Series A, 5.125%, 1/15/37	4,000,000	4,228,080
Carolinas HealthCare System, Series A, 5.25%, 1/15/42	10,000,000	10,574,100
Charlotte-Mecklenburg Hospital Authority Revenue, Atrium Health, Refunding, Series A, 5.00%, 1/15/36	5,000,000	5,794,450
Columbus County Industrial Facilities and PCFA Revenue, Recovery Zone Facility, International Paper Co. Projects, Series A, 5.70%, 5/01/34	2,500,000	2,593,900
Dare County Utilities Systems Revenue, Pre-Refunded, 5.00%, 2/01/41	5,000,000	5,320,150
Durham County COP, Series A, Pre-Refunded, 5.00%, 6/01/31	4,000,000	4,033,240
[a] Durham County GO,
Refunding, 4.00%, 6/01/36	500,000	543,345
Refunding, 4.00%, 6/01/37	450,000	486,527
Refunding, 4.00%, 6/01/39	700,000	750,127
Durham Utility System Revenue, Pre-Refunded, 5.00%, 6/01/41	4,000,000	4,298,200
Fayetteville Public Works Commission Revenue, Refunding, 4.00%, 3/01/41	4,015,000	4,200,373
Greensboro GO, Public Improvement, Refunding, Series B, 5.00%, 10/01/29	5,000,000	6,245,900
Guilford County GO, Public Improvement, Series B, 4.00%, 5/01/33	5,000,000	5,408,500
Harnett County COP,
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/28	1,000,000	1,008,180
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/29	500,000	504,090
Mecklenburg County GO,
Public Improvement, Series A, 4.00%, 4/01/30	5,000,000	5,578,350
Series A, 5.00%, 4/01/28	5,000,000	5,881,150
Monroe COP,
Assured Guaranty, Pre-Refunded, 5.50%, 3/01/34	2,425,000	2,425,000
Assured Guaranty, Pre-Refunded, 5.50%, 3/01/39	1,085,000	1,085,000
Nash Health Care System Health Care Facilities Revenue,
5.00%, 11/01/41	5,000,000	5,282,600
AGMC Insured, 5.00%, 11/01/30	2,250,000	2,254,635

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
New Hanover County Hospital Revenue,
New Hanover Regional Medical Center, Refunding, 5.00%, 10/01/42	$ 5,000,000	$ 5,533,200
New Hanover Regional Medical Center, Refunding, 5.00%, 10/01/47	7,190,000	7,928,197
New Hanover Regional Medical Center Project, Series B, AGMC Insured, Pre-Refunded, 5.00%, 10/01/27	3,500,000	3,567,375
New Hanover Regional Medical Center Project, Series B, AGMC Insured, Pre-Refunded, 5.125%, 10/01/31	8,385,000	8,552,448
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
Wake Forest University, 4.00%, 1/01/48	10,000,000	10,368,300
Wake Forest University, 5.00%, 1/01/48	13,500,000	15,443,595
Wake Forest University, Refunding, 4.00%, 1/01/35	5,000,000	5,355,050
Wake Forest University, Refunding, 4.00%, 1/01/38	5,500,000	5,785,505
Wake Forest University, Refunding, 4.00%, 1/01/39	5,250,000	5,509,507
North Carolina Capital Facilities Finance Agency Revenue,
Davidson College, 5.00%, 3/01/40	4,000,000	4,304,160
Davidson College, 5.00%, 3/01/45	3,500,000	3,765,090
Duke University Project, Refunding, Series B, 5.00%, 10/01/41	13,585,000	15,410,281
Duke University Project, Refunding, Series B, 5.00%, 7/01/42	10,000,000	11,470,500
Duke University Project, Refunding, Series B, 4.00%, 10/01/44	5,085,000	5,323,436
Duke University Project, Refunding, Series B, 5.00%, 10/01/44	11,000,000	12,572,560
Duke University Project, Series B, Pre-Refunded, 5.00%, 10/01/38	20,000,000	20,052,800
Methodist University, 5.00%, 3/01/34	1,500,000	1,558,185
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
Refunding, Series A, 5.00%, 1/01/26	800,000	801,880
Refunding, Series A, 5.00%, 1/01/30	1,400,000	1,403,192
Refunding, Series A, 5.00%, 1/01/32	4,200,000	4,829,958
Refunding, Series B, 5.00%, 1/01/21	5,000,000	5,134,900
North Carolina State Capital Improvement Limited Obligation Revenue, Series C, Pre-Refunded, 5.00%, 5/01/29	10,000,000	10,718,300
North Carolina State GO,
Public Improvement, Series A, Pre-Refunded, 5.00%, 5/01/23	10,000,000	10,386,100
Public Improvement, Series A, Pre-Refunded, 5.00%, 5/01/24	10,000,000	10,386,100
Refunding, Series A, 5.00%, 6/01/25	4,000,000	4,767,320
North Carolina State Medical Care Commission Health Care Facilities Revenue,
Appalachian Regional Healthcare System, Series A, Pre-Refunded, 6.50%, 7/01/31	5,000,000	5,543,500
Appalachian Regional Healthcare System, Series A, Pre-Refunded, 6.625%, 7/01/34	6,000,000	6,669,180
Duke University Health System, Refunding, Series D, 4.00%, 6/01/42	7,000,000	7,264,180
Duke University Health System, Series A, 5.00%, 6/01/42	10,000,000	10,862,100
Duke University Health System, Series A, Pre-Refunded, 5.00%, 6/01/42	11,500,000	11,595,565
Duke University Health System, Series A, Pre-Refunded, 5.00%, 6/01/42	8,150,000	8,481,949
Novant Health Obligated Group, Refunding, Series A, 5.00%, 11/01/46	20,000,000	21,472,000
Presbyterian Homes, Refunding, Series C, 5.00%, 10/01/31	5,000,000	5,610,750
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,178,700
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/19	85,000	85,232
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/29	1,220,000	1,223,831
Vidant Health, 5.00%, 6/01/40	5,000,000	5,421,150
Vidant Health, Refunding, Series A, 5.00%, 6/01/36	5,000,000	5,382,250
[a] Wake Forest Baptist Obligated Group, Series A, 5.00%, 12/01/32	1,000,000	1,169,160
[a] Wake Forest Baptist Obligated Group, Series A, 5.00%, 12/01/33	1,000,000	1,164,470
WakeMed Project, Refunding, Series A, 5.00%, 10/01/38	5,000,000	5,417,050

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
North Carolina State Medical Care Commission Hospital Revenue, North Carolina Baptist Hospital, Refunding, 5.00%, 6/01/34	$10,000,000	$ 10,351,600
North Carolina State Medical Care Commission Retirement Facilities First Mortgage Revenue,
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/37	1,200,000	1,289,880
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/42	1,250,000	1,311,263
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/47	2,540,000	2,655,926
North Carolina State Ports Authority Port Facilities Revenue, senior lien, Refunding, Series A, 5.25%, 2/01/40	6,000,000	6,133,260
North Carolina State University at Raleigh Revenue,
General, Refunding, Series A, 5.00%, 10/01/33	5,595,000	6,292,305
General, Refunding, Series A, 5.00%, 10/01/42	8,980,000	10,040,897
North Carolina Turnpike Authority Revenue,
Monroe Connector System, State Appropriation, 5.00%, 7/01/41	5,000,000	5,306,500
Monroe Expressway Toll, Refunding, Series A, 5.00%, 7/01/47	2,500,000	2,683,500
Triangle Expressway System, Appropriation, Refunding, Series A, 4.00%, 1/01/39	7,500,000	7,848,450
Triangle Expressway System, senior lien, Refunding, AGMC Insured, 5.00%, 1/01/31	1,000,000	1,155,480
Triangle Expressway System, senior lien, Refunding, AGMC Insured, 5.00%, 1/01/39	1,200,000	1,337,340
Oak Island Enterprise System Revenue,
AGMC Insured, Refunding, 5.00%, 6/01/33	1,000,000	1,162,920
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/34	1,540,000	1,556,493
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/36	1,000,000	1,010,710
Pitt County Revenue, Limited Obligation, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/34	1,000,000	1,036,410
Raleigh Combined Enterprise System Revenue,
Pre-Refunded, 5.00%, 3/01/40	11,915,000	12,710,803
Refunding, Series A, 5.00%, 3/01/43	10,000,000	10,963,200
Refunding, Series B, 4.00%, 3/01/34	1,000,000	1,071,290
Series A, 4.00%, 3/01/46	5,000,000	5,195,050
Raleigh GO, Refunding, Series A, 5.00%, 9/01/26	5,000,000	6,099,100
Raleigh-Durham Airport Authority Airport Revenue,
Refunding, Series A, 5.00%, 5/01/27	350,000	408,384
Refunding, Series A, 5.00%, 5/01/29	1,000,000	1,157,420
Refunding, Series A, 5.00%, 5/01/30	550,000	634,530
Refunding, Series A, 5.00%, 5/01/36	10,785,000	11,137,993
Union County Enterprise System Revenue, 5.00%, 6/01/34.	1,000,000	1,145,890
University of North Carolina at Charlotte Revenue,
General, Board of Governors, 5.00%, 4/01/43	5,000,000	5,623,500
General, Board of Governors, 5.00%, 4/01/45	9,450,000	10,737,751
General, Board of Governors, Refunding, 5.00%, 10/01/47	10,000,000	11,374,500
General, Board of Governors, Refunding, Series A, 4.00%, 10/01/40	2,250,000	2,351,970
General, Board of Governors, Series A, Pre-Refunded, 5.00%, 4/01/37	12,995,000	14,294,890
General, Board of Governors, Series A, Pre-Refunded, 5.00%, 4/01/41	18,000,000	19,800,540
University of North Carolina at Greensboro Revenue,
General, Board of Governors, 5.00%, 4/01/39	3,500,000	3,956,120
General, Board of Governors, 5.00%, 4/01/43	2,500,000	2,871,125
General, Board of Governors, Refunding, 4.00%, 4/01/35	1,205,000	1,287,265
General, Board of Governors, Refunding, 4.00%, 4/01/36	1,000,000	1,062,650
General, Board of Governors, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/34	1,000,000	1,002,640
University of North Carolina at Wilmington Revenue, Student Housing Projects, Limited Obligation, Refunding, 5.00%, 6/01/37	3,000,000	3,389,610
University of North Carolina Hospitals at Chapel Hill Revenue, Board of Governors, 5.00%, 2/01/46	4,265,000	4,709,541
University of North Carolina System Pool Revenue, Series A, Assured Guaranty, 5.00%, 10/01/33	160,000	160,331

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STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
Wake County GO,
Public Improvement, Refunding, Series A, 5.00%, 3/01/30	$8,000,000	$ 9,813,520
Public Improvement, Refunding, Series A, 5.00%, 3/01/32	7,870,000	9,686,789
Wake County Revenue,
Limited Obligation, Pre-Refunded, 5.00%, 1/01/33	10,820,000	11,124,583
Limited Obligation, Pre-Refunded, 5.00%, 6/01/36	5,000,000	5,042,150
Limited Obligation, Pre-Refunded, 5.00%, 1/01/37	12,000,000	12,337,800
Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/33	225,000	225,590
Winston-Salem City Water and Sewer System Revenue, 4.00%, 6/01/47	10,000,000	10,337,900
Pre-Refunded, 5.00%, 6/01/39	5,000,000	5,041,550
Refunding, Series A, 5.00%, 6/01/33	2,350,000	2,675,522
Refunding, Series A, 4.00%, 6/01/34	1,350,000	1,443,217
Refunding, Series A, 4.00%, 6/01/37	5,000,000	5,283,150

		759,855,558

U.S. Territories 2.6%
Puerto Rico 2.6%
[b] Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.25%, 7/01/33	6,500,000	4,460,625
Series WW, 5.50%, 7/01/38	5,200,000	3,581,500
Series XX, 5.25%, 7/01/40	19,135,000	13,131,394

		21,173,519

Total Municipal Bonds before Short Term Investments (Cost $770,305,681)		781,029,077

Short Term Investments 3.5%

Municipal Bonds 3.5%
North Carolina 3.5%
[c] The Charlotte-Mecklenburg Hospital Authority Health Care Revenue,
Carolinas HealthCare System, Refunding, Series B, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.71%, 1/15/38	5,230,000	5,230,000
Carolinas HealthCare System, Refunding, Series C, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.71%, 1/15/37	200,000	200,000
The Charlotte-Mecklenburg Hospital Authority Revenue, Carolinas HealthCare System, Series E, LOC TD
Bank National Association, Daily VRDN and Put, 1.68%, 1/15/44	23,200,000	23,200,000

Total Short Term Investments (Cost $28,630,000)		28,630,000

Total Investments (Cost $798,935,681) 98.3%		809,659,077
Other Assets, less Liabilities 1.7%		14,237,631

Net Assets 100.0%		$823,896,708

See Abbreviations on page 183.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Virginia Tax-Free Income Fund

Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.87

Income from investment operations[b]:

Net investment income[c]	0.15

Net realized and unrealized gains (losses)	0.05

Total from investment operations	0.20

Less distributions from net investment income	(0.15)

Net asset value, end of year	$10.92

Total return[d]	1.90%

Ratios to average net assets[e]

Expenses[f]	0.84%

Net investment income	3.01%

Supplemental data

Net assets, end of year (000’s)	$39,565

Portfolio turnover rate	9.60%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

142	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)

			Year Ended February 28,

	2019		2018	2017	2016 [a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.91		$11.31	$11.54	$11.65	$11.42

Income from investment operations[b]:

Net investment income[c]	0.34		0.35	0.40	0.42	0.44

Net realized and unrealized gains (losses)	—	[d]	(0.39)	(0.23)	(0.11)	0.23

Total from investment operations	0.34		(0.04)	0.17	0.31	0.67

Less distributions from net investment income	(0.34)		(0.36)	(0.40)	(0.42)	(0.44)

Net asset value, end of year	$10.91		$10.91	$11.31	$11.54	$11.65

Total return[e]	3.22%		(0.34)%	1.51%	2.72%	5.97%

Ratios to average net assets

Expenses	0.69%	[f]	0.68% [g]	0.65%	0.65%	0.65%

Net investment income	3.16%		3.15%	3.46%	3.65%	3.82%

Supplemental data

Net assets, end of year (000’s)	$402,739		$454,423	$509,170	$540,857	$558,068

Portfolio turnover rate	9.60%		9.87%	17.44%	5.30%	8.16%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)

			Year Ended February 28,

	2019		2018	2017	2016 [a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.09		$11.49	$11.72	$11.82	$11.58

Income from investment operations[b]:

Net investment income[c]	0.29		0.30	0.34	0.36	0.38

Net realized and unrealized gains (losses)	—	[d]	(0.40)	(0.23)	(0.11)	0.24

Total from investment operations	0.29		(0.10)	0.11	0.25	0.62

Less distributions from net investment income	(0.28)		(0.30)	(0.34)	(0.35)	(0.38)

Net asset value, end of year	$11.10		$11.09	$11.49	$11.72	$11.82

Total return[e]	2.68%		(0.89)%	0.92%	2.20%	5.39%

Ratios to average net assets

Expenses	1.24%	[f]	1.23% [g]	1.20%	1.20%	1.20%

Net investment income	2.61%		2.60%	2.91%	3.10%	3.27%

Supplemental data

Net assets, end of year (000’s)	$62,041		$90,666	$107,936	$110,753	$116,566

Portfolio turnover rate	9.60%		9.87%	17.44%	5.30%	8.16%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

144	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.91		$11.25

Income from investment operations[b]:

Net investment income[c]	0.36		0.22

Net realized and unrealized gains (losses)	0.01		(0.35)

Total from investment operations	0.37		(0.13)

Less distributions from net investment income	(0.36)		(0.21)

Net asset value, end of year	$10.92		$10.91

Total return[d]	3.44%		(1.14)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.57%		0.57%

Expenses net of waiver and payments by affiliates	0.55%	[f]	0.54%

Net investment income	3.30%		3.29%

Supplemental data

Net assets, end of year (000’s)	$4,947		$5,028

Portfolio turnover rate	9.60%		9.87%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)

			Year Ended February 28,

	2019		2018	2017	2016 [a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.92		$11.31	$11.54	$11.65	$11.42

Income from investment operations[b]:

Net investment income[c]	0.35		0.36	0.41	0.43	0.46

Net realized and unrealized gains (losses)	0.01		(0.38)	(0.22)	(0.11)	0.22

Total from investment operations	0.36		(0.02)	0.19	0.32	0.68

Less distributions from net investment income	(0.36)		(0.37)	(0.42)	(0.43)	(0.45)

Net asset value, end of year	$10.92		$10.92	$11.31	$11.54	$11.65

Total return	3.32%		(0.15)%	1.60%	2.82%	6.07%

Ratios to average net assets

Expenses	0.59%	[d]	0.58% [e]	0.55%	0.55%	0.55%

Net investment income	3.26%		3.25%	3.56%	3.75%	3.92%

Supplemental data

Net assets, end of year (000’s)	$84,880		$85,293	$87,359	$52,952	$46,724

Portfolio turnover rate	9.60%		9.87%	17.44%	5.30%	8.16%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

146	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Virginia Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 97.6%
Virginia 88.3%
Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21	$ 780,000	$ 811,629
Chesterfield County EDA, PCR, Virginia Electric and Power Co. Project, Refunding, Series A, 5.00%, 5/01/23	5,000,000	5,022,850
Chesterfield County EDA Revenue,
Bon Secours Health System Inc., Series C-1, AGMC Insured, Pre-Refunded, 5.00%, 11/01/42	2,250,000	2,366,685
Bon Secours Health System Inc., Series C-2, Assured Guaranty, Pre-Refunded, 5.00%, 11/01/42	8,000,000	8,414,880
Fairfax County EDA Residential Care Facilities Mortgage Revenue,
Goodwin House Inc., Refunding, Series A, 4.00%, 10/01/42	1,500,000	1,453,950
Goodwin House Inc., Refunding, Series A, 5.00%, 10/01/42	5,840,000	6,266,378
Fairfax County EDA Revenue, Metrorail Parking System Project, 5.00%, 4/01/42	5,085,000	5,769,594
Fairfax County EDA Transportation District Improvement Revenue, Silver Line Phase I Project, Pre- Refunded, 5.00%, 4/01/36	10,000,000	10,365,200
Fairfax County IDAR,
Health Care, Inova Health System Project, Series A, 5.00%, 5/15/44	2,500,000	2,735,200
Health Care, Inova Health System Project, Series A, 4.00%, 5/15/48	5,000,000	5,129,600
Health Care, Inova Health System Project, Series A, Pre-Refunded, 5.50%, 5/15/35	10,000,000	10,076,999
Health Care, Inova Health System Project, Series C, Pre-Refunded, 5.00%, 5/15/25	3,500,000	3,523,520
Fairfax County Sewer Revenue, 5.00%, 7/15/37	2,760,000	3,224,260
Fairfax County Water Authority Revenue,
Refunding, 5.00%, 4/01/43	3,510,000	4,034,569
Refunding, 5.00%, 4/01/47	5,000,000	5,734,950
Farmville IDA Facilities Revenue, Educational Facilities, Longwood University Student Housing Projects, Refunding, Series A, 5.00%, 1/01/48	5,000,000	5,310,750
Hampton Roads Sanitation District Wastewater Revenue,
Refunding, Subordinate, Series A, 5.00%, 8/01/31	6,200,000	7,292,936
Refunding, Subordinate, Series A, 5.00%, 8/01/33	5,115,000	5,965,522
Refunding, Subordinate, Series A, 5.00%, 8/01/43	11,840,000	13,422,890
Hampton Roads Transportation Accountability Commission Revenue, Transportation Fund, senior lien, Series A, 5.00%, 7/01/48	15,000,000	17,177,250
Henrico County EDA Revenue, Bon Secours Health System Inc., Pre-Refunded, 5.00%, 11/01/30	7,000,000	7,781,550
Hopewell Sewer System Revenue, Refunding, Series A, 5.00%, 7/15/42	4,850,000	5,144,055
Lexington IDA Educational Facilities Revenue,
VMI Development Board Inc. Project, Series C, Pre-Refunded, 5.00%, 12/01/36	5,000,000	5,040,900
Washington and Lee University, 5.00%, 1/01/43.	10,000,000	10,790,700
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/35	1,105,000	1,301,845
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/48	1,500,000	1,723,440
Lexington IDA Residential Care Facility Revenue,
Kendal at Lexington, Series A, 5.00%, 1/01/42	1,000,000	1,062,230
Kendal at Lexington, Series A, 5.00%, 1/01/48	1,250,000	1,323,175
Loudoun County Sanitation Authority Water and Sewer Revenue, Refunding, 5.00%, 1/01/29	4,770,000	5,588,150
Lynchburg EDA Hospital Revenue, Centra Health Obligated Group, Refunding, Series A, 5.00%, 1/01/47	4,500,000	4,997,925
Norfolk GO,
Capital Improvement, Series A, 5.00%, 10/01/41	1,040,000	1,192,329
Capital Improvement, Series A, 5.00%, 10/01/46	2,500,000	2,850,125
Capital Improvement, Series A, Pre-Refunded, 5.00%, 8/01/32	5,845,000	6,671,483
Capital Improvement, Series C, Pre-Refunded, 5.00%, 10/01/42	7,825,000	8,369,072
Norfolk Water Revenue,
5.00%, 11/01/43	6,920,000	7,956,893
5.00%, 11/01/47	6,925,000	7,952,047
Northern Virginia Transportation Authority Transportation Special Tax Revenue, 5.00%, 6/01/33	3,000,000	3,429,930

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Virginia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Portsmouth GO,
Public Utility, Refunding, Series A, 5.00%, 7/15/41	$ 4,010,000	$ 4,387,060
Public Utility, Series A, Pre-Refunded, 5.00%, 7/15/41	5,990,000	6,639,735
Prince Edward County IDA Educational Facilities Revenue, Hampden-Sydney College Project, 5.00%, 9/01/48	2,050,000	2,282,839
Prince William County IDA Health Care Facilities Revenue, Novant Health Obligated Group, Prince William Hospital, Refunding, Series B, 5.00%, 11/01/46	10,000,000	10,736,000
Prince William County IDA Revenue, George Mason University Foundation, Prince William Life Sciences Lab LLC Project, Series AA, Pre-Refunded, 5.125%, 9/01/41	3,200,000	3,467,104
Richmond Public Utility Revenue,
Refunding, Series A, 5.00%, 1/15/33	10,000,000	11,532,500
Refunding, Series A, 5.00%, 1/15/43	10,000,000	11,031,700
Riverside Regional Jail Authority Jail Facility Revenue, Refunding, 5.00%, 7/01/31	6,215,000	7,250,108
Roanoke EDA Hospital Revenue, Carilion Clinic Obligated Group, Refunding, 5.00%, 7/01/33	10,615,000	11,029,834
Roanoke IDA Hospital Revenue,
Carilion Health System Obligated Group, Series B, AGMC Insured, 5.00%, 7/01/38	3,950,000	4,079,086
Carilion Health System Obligated Group, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	50,000	52,179
Smyth County GO, Public Improvement, Series A, Pre-Refunded, 5.00%, 11/01/31	4,145,000	4,500,102
Stafford County and Staunton IDAR, Virginia Municipal League Assn. of Counties Finance Program, XLCA Insured, 5.00%, 8/01/37	960,000	961,046
Suffolk GO,
Pre-Refunded, 5.00%, 2/01/41	7,395,000	7,855,487
Pre-Refunded, 5.00%, 2/01/41	2,605,000	2,772,293
Pre-Refunded, 5.00%, 6/01/42	10,000,000	10,747,800
University of Virginia Revenue,
General, Pledge, Refunding, Series A, 5.00%, 6/01/43	15,000,000	16,578,150
General, Pledge, Refunding, Series A, 5.00%, 4/01/47	9,630,000	11,052,929
Upper Occoquan Sewage Authority Regional Sewerage Revenue, Refunding, Series B, 4.00%, 7/01/35	6,165,000	6,561,471
Virginia Beach Development Authority Residential Care Facility Revenue,
Westminster-Canterbury on Chesapeake Bay, Refunding, 5.00%, 9/01/40	1,750,000	1,947,103
Westminster-Canterbury on Chesapeake Bay, Refunding, 5.00%, 9/01/44	2,215,000	2,456,236
Virginia College Building Authority Educational Facilities Revenue,
21st Century College and Equipment Programs, Series A, 4.00%, 2/01/30	7,000,000	7,616,910
Liberty University Projects, 5.25%, 3/01/29	2,860,000	2,958,270
Liberty University Projects, 5.00%, 3/01/41	26,855,000	27,655,548
Public Higher Education Financing Program, Refunding, Series A, 5.00%, 9/01/27	4,000,000	4,818,120
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/40	5,000,000	5,680,150
Virginia Port Authority Port Facilities Revenue, Pre-Refunded, 5.00%, 7/01/40	6,000,000	6,065,880
Virginia Small Business Financing Authority Revenue, Transform 66 P3 Project, 5.00%, 12/31/47	1,600,000	1,731,056
Virginia State Commonwealth Transportation Board Revenue,
Federal Transportation Grant Anticipation Notes, 5.00%, 9/15/30	2,260,000	2,685,242
Federal Transportation Grant Anticipation Notes, 5.00%, 9/15/31	4,000,000	4,722,280
Virginia State HDA Revenue,
Rental Housing, Series B, 5.625%, 6/01/39	7,240,000	7,304,291
Rental Housing, Series B, 5.00%, 6/01/45	3,050,000	3,111,122
Rental Housing, Series E, 5.00%, 10/01/44	6,540,000	6,551,903
Rental Housing, Series F, 5.05%, 12/01/44	12,125,000	12,197,507
Rental Housing, Series F, 5.00%, 4/01/45	2,125,000	2,154,452
Virginia State Public School Authority Revenue,
School Financing, 1997 Resolution, Refunding, Series B, 5.00%, 8/01/24	10,000,000	11,670,500
School Financing, 1997 Resolution, Series B, 5.00%, 8/01/30	5,280,000	6,471,802

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Virginia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia State Resources Authority Infrastructure Revenue,
State Moral Obligation, Virginia Pooled Financing Program, Refunding, Series B, 5.00%, 11/01/41	$3,630,000	$3,917,351
State Moral Obligation, Virginia Pooled Financing Program, Refunding, Series C, 5.00%, 11/01/48	7,655,000	8,888,450
State Moral Obligation, Virginia Pooled Financing Program, Series B, Pre-Refunded, 5.00%, 11/01/41	5,780,000	6,290,952
Virginia Pooled Financing Program, Refunding, 5.00%, 11/01/45	5,255,000	6,113,247
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38	135,000	135,331
Virginia Pooled Financing Program, Series A, 5.00%, 11/01/38	5,165,000	6,039,796
Virginia State Small Business Financing Authority Healthcare Facilities Revenue, Sentara Healthcare, Refunding, 5.00%, 11/01/40	23,000,000	23,806,380
Virginia State Small Business Financing Authority Private Activity Revenue, Transform 66 P3 Project, 5.00%, 12/31/49	5,000,000	5,398,450
Winchester EDA Hospital Revenue, Valley Health System Obligated Group, Refunding, 5.00%, 1/01/44	5,000,000	5,457,100

		524,638,313

District of Columbia 7.7%
Metropolitan Washington Airports Authority Airport System Revenue,
Refunding, Series A, 5.00%, 10/01/35	12,000,000	12,525,120
Refunding, Series B, BHAC Insured, 5.00%, 10/01/29	3,000,000	3,056,190
Metropolitan Washington Airports Authority Dulles Toll Road Revenue,
Dulles Metrorail and Capital Improvement Projects, first senior lien, Series A, 5.00%, 10/01/39	10,000,000	10,157,200
Dulles Metrorail and Capital Improvement Projects, first senior lien, Series A, 5.25%, 10/01/44	12,000,000	12,187,680
Washington Metropolitan Area Transit Authority Gross Revenue,
Transit, Series A, Pre-Refunded, 5.125%, 7/01/32	2,000,000	2,023,360
Transit, Series B, 5.00%, 7/01/42	5,000,000	5,684,600

		45,634,150

U.S. Territories 1.6%
Puerto Rico 1.6%
[a] Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	5,200,000	3,581,500
Series XX, 5.25%, 7/01/40	8,400,000	5,764,500

		9,346,000

Total Municipal Bonds before Short Term Investments (Cost $565,662,524)		579,618,463

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Virginia Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments 1.4%

Municipal Bonds 1.4%
Virginia 1.4%
[b] Albemarle County EDA Hospital Facilities Revenue, Sentara Martha Jefferson Hospital, Refunding, Series B, SPA TD Bank National Association, Daily VRDN and Put, 1.67%, 10/01/48	$6,800,000	$6,800,000
[b] Virginia College Building Authority Educational Facilities Revenue, University of Richmond Project, SPA Wells Fargo Bank, Daily VRDN and Put, 1.66%, 11/01/36	1,790,000	1,790,000

Total Short Term Investments (Cost $8,590,000)		8,590,000

Total Investments (Cost $574,252,524) 99.0%		588,208,463
Other Assets, less Liabilities 1.0%		5,963,269

Net Assets 100.0%		$594,171,732

See Abbreviations on page 183.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

150	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities

February 28, 2019

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$224,210,195	$534,780,321	$436,891,754

Value - Unaffiliated issuers	$232,202,022	$554,112,050	$445,546,816
Cash	868,787	101,215	906,762
Receivables:
Capital shares sold	10,751	22,896	126,394
Interest	2,864,551	6,511,121	4,687,122
Other assets	259	611	491

Total assets	235,946,370	560,747,893	451,267,585

Liabilities:
Payables:
Capital shares redeemed	268,625	1,162,199	670,985
Management fees	108,397	230,182	189,400
Distribution fees	31,174	60,606	64,296
Transfer agent fees	20,323	53,823	50,618
Distributions to shareholders	68,308	316,386	135,402
Accrued expenses and other liabilities	25,373	37,712	41,866

Total liabilities	522,200	1,860,908	1,152,567

Net assets, at value	$235,424,170	$558,886,985	$450,115,018

Net assets consist of:
Paid-in capital	$244,685,806	$602,879,127	$463,925,465
Total distributable earnings (loss)	(9,261,636)	(43,992,142)	(13,810,447)

Net assets, at value	$235,424,170	$558,886,985	$450,115,018

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

February 28, 2019

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Class A:
Net assets, at value	$7,334,019	$29,085,757	$19,704,960

Shares outstanding	675,962	2,785,786	1,700,400

Net asset value per share[a]	$10.85	$10.44	$11.59

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.33	$10.90	$12.10

Class A1:
Net assets, at value	$188,290,478	$462,869,104	$313,939,970

Shares outstanding	17,373,163	44,371,845	27,090,826

Net asset value per share[a]	$10.84	$10.43	$11.59

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.32	$10.89	$12.10

Class C:
Net assets, at value	$30,641,162	$39,116,512	$72,542,245

Shares outstanding	2,789,618	3,668,675	6,164,825

Net asset value and maximum offering price per share[a]	$10.98	$10.66	$11.77

Class R6:
Net assets, at value	$823,965	$2,343,294	$3,785,668

Shares outstanding	76,015	224,060	326,592

Net asset value and maximum offering price per share	$10.84	$10.46	$11.59

Advisor Class:
Net assets, at value	$8,334,546	$25,472,318	$40,142,175

Shares outstanding	768,921	2,436,201	3,462,729

Net asset value and maximum offering price per share	$10.84	$10.46	$11.59

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

February 28, 2019

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$136,446,320	$354,229,725	$389,896,358

Value - Unaffiliated issuers	$140,184,849	$364,232,446	$399,789,684
Cash	2,454,105	27,693	5,279,875
Receivables:
Capital shares sold	64,998	146,224	496,383
Interest	1,829,697	4,420,741	4,163,367
Other assets	155	401	444

Total assets	144,533,804	368,827,505	409,729,753

Liabilities:
Payables:
Capital shares redeemed	211,948	512,398	628,347
Management fees	70,394	158,622	173,837
Distribution fees	10,377	46,368	54,396
Transfer agent fees	16,043	34,689	44,855
Distributions to shareholders	13,365	43,636	131,037
Accrued expenses and other liabilities	18,183	30,110	34,931

Total liabilities	340,310	825,823	1,067,403

Net assets, at value	$144,193,494	$368,001,682	$408,662,350

Net assets consist of:
Paid-in capital	$150,100,987	$385,211,408	$439,807,168
Total distributable earnings (loss)	(5,907,493)	(17,209,726)	(31,144,818)

Net assets, at value	$144,193,494	$368,001,682	$408,662,350

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

February 28, 2019

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Class A:
Net assets, at value	$2,785,258	$18,110,171	$26,572,194

Shares outstanding	258,964	1,657,096	2,461,395

Net asset value per share[a]	$10.76	$10.93	$10.80

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.24	$11.42	$11.28

Class A1:
Net assets, at value	$130,267,193	$284,258,527	$279,750,001

Shares outstanding	12,121,201	26,021,851	25,904,720

Net asset value per share[a]	$10.75	$10.92	$10.80

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.23	$11.40	$11.28

Class C:
Net assets, at value		$42,187,567	$56,322,662

Shares outstanding		3,799,066	5,110,114

Net asset value and maximum offering price per share[a]		$11.10	$11.02

Class R6:
Net assets, at value	$1,843,403	$3,865,310	$1,753,178

Shares outstanding	171,448	353,747	162,103

Net asset value and maximum offering price per share	$10.75	$10.93	$10.82

Advisor Class:
Net assets, at value	$9,297,640	$19,580,107	$44,264,315

Shares outstanding	864,756	1,791,527	4,094,064

Net asset value and maximum offering price per share	$10.75	$10.93	$10.81

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

154	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

February 28, 2019

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$922,207,215	$798,935,681	$574,252,524

Value - Unaffiliated issuers	$937,470,069	$809,659,077	$588,208,463
Cash	4,848,696	9,008,134	125,891
Receivables:
Capital shares sold	528,503	1,535,787	181,683
Interest	11,843,311	9,990,242	7,266,143
Other assets	1,033	891	645

Total assets	954,691,612	830,194,131	595,782,825

Liabilities:
Payables:
Investment securities purchased	—	4,100,747	—
Capital shares redeemed	1,791,970	1,409,828	1,025,691
Management fees	377,270	329,063	243,441
Distribution fees	119,890	106,319	69,351
Transfer agent fees	100,368	78,014	67,654
Distributions to shareholders	195,462	206,781	159,653
Accrued expenses and other liabilities	83,130	66,671	45,303

Total liabilities	2,668,090	6,297,423	1,611,093

Net assets, at value	$952,023,522	$823,896,708	$594,171,732

Net assets consist of:
Paid-in capital	$1,007,985,084	$901,352,687	$633,845,737
Total distributable earnings (loss)	(55,961,562)	(77,455,979)	(39,674,005)

Net assets, at value	$952,023,522	$823,896,708	$594,171,732

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

February 28, 2019

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Class A:
Net assets, at value	$63,400,126	$49,191,563	$39,565,036

Shares outstanding	5,529,564	4,352,606	3,624,431

Net asset value per share[a]	$11.47	$11.30	$10.92

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.98	$11.80	$11.40

Class A1:
Net assets, at value	$700,839,058	$577,051,835	$402,739,450

Shares outstanding	61,157,342	51,072,505	36,899,306

Net asset value per share[a]	$11.46	$11.30	$10.91

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.97	$11.80	$11.39

Class C:
Net assets, at value	$108,739,013	$105,371,011	$62,040,766

Shares outstanding	9,390,172	9,173,406	5,587,289

Net asset value and maximum offering price per share[a]	$11.58	$11.49	$11.10

Class R6:
Net assets, at value	$18,928,657	$7,776,209	$4,946,791

Shares outstanding	1,650,208	688,525	452,949

Net asset value and maximum offering price per share	$11.47	$11.29	$10.92

Advisor Class:

Net assets, at value	$60,116,668	$84,506,090	$84,879,689

Shares outstanding	5,242,437	7,478,491	7,769,807

Net asset value and maximum offering price per share	$11.47	$11.30	$10.92

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

156	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended February 28, 2019

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$9,501,544	$25,634,596	$18,889,899

Expenses:
Management fees (Note 3a)	1,360,029	2,899,968	2,379,117
Distribution fees: (Note 3c)
Class A.	6,071	23,246	15,280
Class A1.	198,365	499,450	338,521
Class C	251,665	377,879	594,308
Transfer agent fees: (Note 3e)
Class A.	1,639	6,302	4,575
Class A1.	134,825	341,049	255,335
Class C	26,318	39,701	68,960
Class R6.	526	1,152	1,585
Advisor Class	5,344	15,627	27,790
Custodian fees (Note 4)	2,058	4,927	3,995
Reports to shareholders	17,228	27,870	36,711
Registration and filing fees	15,914	32,473	14,987
Professional fees.	61,555	137,437	86,092
Trustees’ fees and expenses.	2,001	4,726	3,811
Other	25,461	31,215	34,889

Total expenses	2,108,999	4,443,022	3,865,956
Expense reductions (Note 4)	(1,807)	(3,895)	(3,494)
Expenses waived/paid by affiliates (Note 3f)	(208)	(460)	(647)

Net expenses	2,106,984	4,438,667	3,861,815

Net investment income	7,394,560	21,195,929	15,028,084

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers.	(245,943)	(1,619,441)	(5,447)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers.	(820,370)	(289,840)	(2,671,987)

Net realized and unrealized gain (loss)	(1,066,313)	(1,909,281)	(2,677,434)

Net increase (decrease) in net assets resulting from operations	$6,328,247	$19,286,648	$12,350,650

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended February 28, 2019

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$6,016,700	$14,976,711	$16,401,531

Expenses:
Management fees (Note 3a)	879,121	1,953,691	2,168,883
Distribution fees: (Note 3c)
Class A.	1,028	11,924	19,195
Class A1	140,796	301,645	302,081
Class C	—	344,205	492,556
Transfer agent fees: (Note 3e)
Class A.	318	3,279	5,969
Class A1	109,584	209,610	237,016
Class C	—	36,796	59,455
Class R6.	1,155	1,968	897
Advisor Class	6,436	11,787	32,512
Custodian fees (Note 4)	1,257	3,192	3,556
Reports to shareholders	14,797	23,955	24,987
Registration and filing fees	6,762	14,479	15,424
Professional fees	49,996	88,679	102,292
Trustees’ fees and expenses	1,236	3,031	3,426
Other	20,755	34,464	29,874

Total expenses	1,233,241	3,042,705	3,498,123
Expense reductions (Note 4)	(1,097)	(2,760)	(3,109)
Expenses waived/paid by affiliates (Note 3f)	(532)	(839)	(440)

Net expenses	1,231,612	3,039,106	3,494,574

Net investment income	4,785,088	11,937,605	12,906,957

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	323,254	167,552	400,316

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(737,766)	508,448	986,079

Net realized and unrealized gain (loss)	(414,512)	676,000	1,386,395

Net increase (decrease) in net assets resulting from operations	$4,370,576	$12,613,605	$14,293,352

158	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended February 28, 2019

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$37,494,794	$31,535,610	$23,296,576

Expenses:
Management fees (Note 3a)	4,664,587	4,078,956	2,958,916
Distribution fees: (Note 3c)
Class A	48,700	33,465	27,088
Class A1.	748,787	615,858	427,464
Class C	847,765	883,753	503,826
Transfer agent fees: (Note 3e)
Class A	15,270	8,803	7,696
Class A1.	591,333	408,086	306,585
Class C	102,997	90,097	55,777
Class R6	7,353	4,028	2,583
Advisor Class	54,606	54,049	59,289
Custodian fees (Note 4)	8,190	7,157	5,048
Reports to shareholders.	58,287	45,796	33,508
Registration and filing fees	18,314	18,652	18,989
Professional fees	207,129	189,507	114,358
Trustees’ fees and expenses.	7,794	6,799	4,779
Other	56,479	48,567	38,377

Total expenses	7,437,591	6,493,573	4,564,283
Expense reductions (Note 4)	(6,805)	(6,014)	(4,337)
Expenses waived/paid by affiliates (Note 3f)	(1,927)	(1,581)	(1,005)

Net expenses	7,428,859	6,485,978	4,558,941

Net investment income	30,065,935	25,049,632	18,737,635

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers.	(300,848)	(2,252,420)	180,288

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers.	7,181,548	4,246,848	174,495

Net realized and unrealized gain (loss)	6,880,700	1,994,428	354,783

Net increase (decrease) in net assets resulting from operations	$36,946,635	$27,044,060	$19,092,418

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Statements of Changes in Net Assets

	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2019	2018	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 7,394,560	$ 8,545,953	$ 21,195,929	$ 24,959,167
Net realized gain (loss)	(245,943)	(10,536,256)	(1,619,441)	(16,894,594)
Net change in unrealized appreciation (depreciation)	(820,370)	3,853,848	(289,840)	(8,203,562)

Net increase (decrease) in net assets resulting from operations	6,328,247	1,863,545	19,286,648	(138,989)

Distributions to shareholders: (Note 1d)
Class A	(71,237)	—	(329,988)	—
Class A1	(6,142,736)	(7,207,094)	(18,447,866)	(22,956,485)
Class C	(968,360)	(1,347,293)	(1,777,517)	(2,635,993)
Class R6	(34,300)	(15,213)	(87,569)	(28,763)
Advisor Class	(251,020)	(231,050)	(863,827)	(653,113)

Total distributions to shareholders	(7,467,653)	(8,800,650)	(21,506,767)	(26,274,354)

Capital share transactions: (Note 2)
Class A	7,207,817	—	28,783,460	—
Class A1	(19,123,204)	(11,200,991)	(71,237,247)	(76,897,689)
Class C	(14,470,387)	(8,984,893)	(33,649,094)	(14,489,834)
Class R6	(686,600)	1,542,655	(38,437)	2,423,746
Advisor Class	667,839	2,730,479	5,059,211	10,302,570

Total capital share transactions	(26,404,535)	(15,912,750)	(71,082,107)	(78,661,207)

Net increase (decrease) in net assets	(27,543,941)	(22,849,855)	(73,302,226)	(105,074,550)
Net assets:
Beginning of year	262,968,111	285,817,966	632,189,211	737,263,761

End of year (Note 1d)	$235,424,170	$262,968,111	$558,886,985	$ 632,189,211

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Statements of Changes in Net Assets (continued)

	Franklin Georgia Tax-Free Income Fund		Franklin Kentucky Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2019	2018	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income.	$ 15,028,084	$ 17,356,690	$ 4,785,088	$ 5,770,618
Net realized gain (loss)	(5,447)	(12,804,183)	323,254	(2,905,578)
Net change in unrealized appreciation (depreciation)	(2,671,987)	(2,113,811)	(737,766)	(772,667)

Net increase (decrease) in net assets resulting from operations	12,350,650	2,438,696	4,370,576	2,092,373

Distributions to shareholders: (Note 1d)
Class A	(192,559)	—	(12,224)	—
Class A1.	(11,209,388)	(13,339,164)	(4,448,044)	(5,478,565)
Class C	(2,473,306)	(3,314,227)	—	—
Class R6	(106,905)	(98)	(68,197)	(25,079)
Advisor Class	(1,254,420)	(1,084,844)	(266,773)	(255,715)

Total distributions to shareholders.	(15,236,578)	(17,738,333)	(4,795,238)	(5,759,359)

Capital share transactions: (Note 2)
Class A	19,439,689	—	2,774,394	—
Class A1.	(47,287,178)	(53,885,991)	(19,454,667)	(11,971,412)
Class C	(36,380,438)	(15,541,922)	—	—
Class R6	3,796,257	5,000	(236,052)	2,120,659
Advisor Class	4,927,052	14,929,163	1,830,270	713,633

Total capital share transactions	(55,504,618)	(54,493,750)	(15,086,055)	(9,137,120)

Net increase (decrease) in net assets	(58,390,546)	(69,793,387)	(15,510,717)	(12,804,106)
Net assets:
Beginning of year	508,505,564	578,298,951	159,704,211	172,508,317

End of year (Note 1d)	$450,115,018	$508,505,564	$144,193,494	$159,704,211

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Statements of Changes in Net Assets (continued)

	Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2019	2018	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income.	$ 11,937,605	$ 13,166,677	$ 12,906,957	$ 14,520,447
Net realized gain (loss)	167,552	(9,832,164)	400,316	(20,536,163)
Net change in unrealized appreciation (depreciation)	508,448	635,988	986,079	6,645,446

Net increase (decrease) in net assets resulting from operations	12,613,605	3,970,501	14,293,352	629,730

Distributions to shareholders: (Note 1d)
Class A	(145,782)	—	(235,272)	—
Class A1	(9,716,656)	(11,166,810)	(9,540,479)	(11,061,560)
Class C	(1,385,099)	(1,757,396.0)	(1,920,744)	(2,727,699)
Class R6	(125,604)	(41,484)	(50,070)	(14,141)
Advisor Class	(561,923)	(423,547)	(1,348,549)	(1,438,849)

Total distributions to shareholders.	(11,935,064)	(13,389,237)	(13,095,114)	(15,242,249)

Capital share transactions: (Note 2)
Class A	17,853,886	—	26,196,177	—
Class A1	(38,269,400)	(13,302,982)	(40,101,404)	(22,507,986)
Class C	(19,119,366)	(4,347,097)	(36,146,346)	(19,453,172)
Class R6	176,147	3,745,109	372,355	1,398,517
Advisor Class	5,429,362	4,121,585	3,562,182	(812,561)

Total capital share transactions	(33,929,371)	(9,783,385)	(46,117,036)	(41,375,202)

Net increase (decrease) in net assets	(33,250,830)	(19,202,121)	(44,918,798)	(55,987,721)
Net assets:
Beginning of year	401,252,512	420,454,633	453,581,148	509,568,869

End of year (Note 1d)	$368,001,682	$401,252,512	$408,662,350	$453,581,148

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FINANCIAL HIGHLIGHTS

Statements of Changes in Net Assets (continued)

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2019	2018	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income.	$ 30,065,935	$ 32,920,499	$ 25,049,632	$ 29,495,219
Net realized gain (loss)	(300,848)	(32,105,829)	(2,252,420)	(33,994,401)
Net change in unrealized appreciation (depreciation)	7,181,548	(259,821)	4,246,848	(676,097)

Net increase (decrease) in net assets resulting from operations	36,946,635	554,849	27,044,060	(5,175,279)

Distributions to shareholders: (Note 1d)
Class A	(581,911)	—	(388,161)	—
Class A1.	(23,445,068)	(27,525,110)	(19,060,559)	(23,340,180)
Class C	(3,310,311)	(4,322,246)	(3,390,144)	(4,668,358)
Class R6	(589,965)	(170,706)	(262,721)	(89,080)
Advisor Class	(2,227,907)	(2,869,337)	(2,600,985)	(3,424,938)

Total distributions to shareholders.	(30,155,162)	(34,887,399)	(25,702,570)	(31,522,556)

Capital share transactions: (Note 2)
Class A	62,711,301	—	48,618,185	—
Class A1.	(97,285,055)	(53,544,231)	(83,901,262)	(69,441,146)
Class C	(41,216,598)	(15,546,130)	(54,000,034)	(31,767,148)
Class R6	1,262,268	17,861,593	(1,346,043)	9,261,452
Advisor Class	(12,766,616)	(8,622,682)	3,525,600	(24,876,085)

Total capital share transactions	(87,294,700)	(59,851,450)	(87,103,554)	(116,822,927)

Net increase (decrease) in net assets	(80,503,227)	(94,184,000)	(85,762,064)	(153,520,762)
Net assets:
Beginning of year	1,032,526,749	1,126,710,749	909,658,772	1,063,179,534

End of year (Note 1d)	$ 952,023,522	$1,032,526,749	$823,896,708	$ 909,658,772

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FINANCIAL HIGHLIGHTS

Statements of Changes in Net Assets (continued)

	Franklin Virginia Tax-Free Income Fund

	Year Ended February 28,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 18,737,635	$ 21,024,923
Net realized gain (loss)	180,288	(20,798,156)
Net change in unrealized appreciation (depreciation)	174,495	(2,459,040)

Net increase (decrease) in net assets resulting from operations.	19,092,418	(2,232,273)

Distributions to shareholders: (Note 1d)
Class A	(324,073)	—
Class A1	(13,569,976)	(15,951,000)
Class C	(1,994,776)	(2,656,037)
Class R6	(173,726)	(53,853)
Advisor Class	(2,703,347)	(3,042,828)

Total distributions to shareholders	(18,765,898)	(21,703,718)

Capital share transactions: (Note 2)
Class A	39,139,953	—
Class A1	(51,675,061)	(37,540,988)
Class C	(28,437,045)	(13,850,790)
Class R6	(82,877)	5,128,887
Advisor Class	(509,044)	1,143,037

Total capital share transactions	(41,564,074)	(45,119,854)

Net increase (decrease) in net assets.	(41,237,554)	(69,055,845)
Net assets:
Beginning of year	635,409,286	704,465,131

End of year (Note 1d)	$594,171,732	$635,409,286

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-two separate funds, nine of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Effective September 10, 2018, Class A shares were renamed Class A1, and Funds began offering a new class of shares, Class A. Class A1 shares are only offered to existing Class A1 shareholders.

Class A, Class A1, Class R6 & Advisor Class

Franklin Kentucky Tax-Free Income Fund

Class A, Class A1, Class C, Class R6 & Advisor Class

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the

Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

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NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies (continued)

c.  Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended February 28, 2018, distributions to shareholders were as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Distributions from net investment income:
Class A1	$(7,207,094)	$(22,956,485)	$(13,339,164)
Class C	(1,347,293)	(2,635,993)	(3,314,227)
Class R6	(15,213)	(28,763)	(98)
Advisor Class	(231,050)	(653,113)	(1,084,844)

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Distributions from net investment income:
Class A1	$(5,478,565)	$(11,166,810)	$(11,061,560)
Class C	—	(1,757,396)	(2,727,699)
Class R6	(25,079)	(41,484)	(14,141)
Advisor Class	(255,715)	(423,547)	(1,438,849)

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Distributions from net investment income:
Class A1	$(27,525,110)	$(23,340,180)	$(15,951,000)
Class C	(4,322,246)	(4,668,358)	(2,656,037)
Class R6	(170,706)	(89,080)	(53,853)
Advisor Class	(2,869,337)	(3,424,938)	(3,042,828)

For the year ended February 28, 2018, undistributed net investment income included in net assets were as follows:
Fund	Undistributed net investment income

Franklin Alabama Tax-Free Income Fund	$ 456,670
Franklin Florida Tax-Free Income Fund	$1,242,896
Franklin Georgia Tax-Free Income Fund	$1,191,002
Franklin Kentucky Tax-Free Income Fund	$ 294,106
Franklin Louisiana Tax-Free Income Fund	$ 501,096
Franklin Maryland Tax-Free Income Fund	$1,110,743
Franklin Missouri Tax-Free Income Fund	$1,623,790
Franklin North Carolina Tax-Free Income Fund	$1,899,969
Franklin Virginia Tax-Free Income Fund	$ 998,414

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NOTES TO FINANCIAL STATEMENTS

2.  Shares of Beneficial Interest

At February 28, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2019[a]
Shares sold[b]	790,658	$8,444,521	3,137,170	$32,435,068
Shares issued in reinvestment of distributions	6,200	66,900	30,204	314,181
Shares redeemed	(120,896)	(1,303,604)	(381,588)	(3,965,789)

Net increase (decrease)	675,962	$7,207,817	2,785,786	$28,783,460

Class A1 Shares:
Year ended February 28, 2019
Shares sold	801,040	$8,658,277	1,920,172	$20,024,152
Shares issued in reinvestment of distributions	497,039	5,370,959	1,416,101	14,755,224
Shares redeemed	(3,071,377)	(33,152,440)	(10,186,874)	(106,016,623)

Net increase (decrease)	(1,773,298)	$(19,123,204)	(6,850,601)	$(71,237,247)

Year ended February 28, 2018
Shares sold	1,666,942	$18,487,615	3,793,760	$40,704,065
Shares issued in reinvestment of distributions	565,698	6,260,259	1,685,243	18,050,680
Shares redeemed	(3,245,676)	(35,948,865)	(12,690,069)	(135,652,434)

Net increase (decrease)	(1,013,036)	$(11,200,991)	(7,211,066)	$(76,897,689)

Class C Shares:
Year ended February 28, 2019
Shares sold	128,398	$1,407,713	477,035	$5,072,186
Shares issued in reinvestment of distributions	80,163	878,076	150,924	1,607,536
Shares redeemed[b]	(1,539,197)	(16,756,176)	(3,810,382)	(40,328,816)

Net increase (decrease)	(1,330,636)	$(14,470,387)	(3,182,423)	$(33,649,094)

Year ended February 28, 2018
Shares sold	290,913	$3,268,067	771,415	$8,464,321
Shares issued in reinvestment of distributions	105,680	1,184,857	214,725	2,348,038
Shares redeemed	(1,196,247)	(13,437,817)	(2,310,372)	(25,302,193)

Net increase (decrease)	(799,654)	$(8,984,893)	(1,324,232)	$(14,489,834)

Class R6 Shares:
Year ended February 28, 2019
Shares sold	29,919	$323,892	80,448	$839,303
Shares issued in reinvestment of distributions	3,171	34,300	8,384	87,569
Shares redeemed	(96,388)	(1,044,792)	(92,303)	(965,309)

Net increase (decrease)	(63,298)	$(686,600)	(3,471)	$(38,437)

Year ended February 28, 2018[c]
Shares sold	143,108	$1,584,679	257,249	$2,738,701
Shares issued in reinvestment of distributions	1,380	15,145	2,715	28,685
Shares redeemed	(5,175)	(57,169)	(32,433)	(343,640)

Net increase (decrease)	139,313	$1,542,655	227,531	$2,423,746

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NOTES TO FINANCIAL STATEMENTS

	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended February 28, 2019
Shares sold	393,159	$4,236,806	1,225,819	$12,789,690
Shares issued in reinvestment of distributions	19,945	215,429	57,503	600,268
Shares redeemed	(350,895)	(3,784,396)	(798,662)	(8,330,747)

Net increase (decrease)	62,209	$667,839	484,660	$5,059,211

Year ended February 28, 2018
Shares sold	445,766	$4,952,463	1,642,469	$17,714,453
Shares issued in reinvestment of distributions	18,951	209,662	46,448	497,715
Shares redeemed	(219,339)	(2,431,646)	(739,329)	(7,909,598)

Net increase (decrease)	245,378	$2,730,479	949,588	$10,302,570

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bMay include a portion of Class C shares that were automatically converted to Class A.

cFor the period August 1, 2017 (effective date) to February 28, 2018.

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2019[a]
Shares sold[b]	1,785,538	$20,419,130	259,208	$2,777,024
Shares issued in reinvestment of distributions	16,072	185,389	1,128	12,114
Shares redeemed	(101,210)	(1,164,830)	(1,372)	(14,744)

Net increase (decrease)	1,700,400	$19,439,689	258,964	$2,774,394

Class A1 Shares:
Year ended February 28, 2019
Shares sold	2,598,688	$30,034,712	877,756	$9,404,287
Shares issued in reinvestment of distributions	852,923	9,872,292	399,392	4,276,740
Shares redeemed	(7,543,306)	(87,194,182)	(3,103,629)	(33,135,694)

Net increase (decrease)	(4,091,695)	$(47,287,178)	(1,826,481)	$(19,454,667)

Year ended February 28, 2018
Shares sold	3,331,945	$39,629,549	1,262,786	$13,825,223
Shares issued in reinvestment of distributions	975,434	11,582,996	472,387	5,166,120
Shares redeemed	(8,844,321)	(105,098,536)	(2,827,606)	(30,962,755)

Net increase (decrease)	(4,536,942)	$(53,885,991)	(1,092,433)	$(11,971,412)

Class C Shares:
Year ended February 28, 2019
Shares sold	391,513	$4,597,846
Shares issued in reinvestment of distributions	186,922	2,196,607
Shares redeemed[b]	(3,690,195)	(43,174,891)

Net increase (decrease)	(3,111,760)	$(36,380,438)

Year ended February 28, 2018
Shares sold	772,220	$9,333,080
Shares issued in reinvestment of distributions	237,902	2,866,306
Shares redeemed	(2,301,939)	(27,741,308)

Net increase (decrease)	(1,291,817)	$(15,541,922)

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NOTES TO FINANCIAL STATEMENTS

2.  Shares of Beneficial Interest (continued)

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Year ended February 28, 2019
Shares sold	434,824	$5,054,522	51,507	$551,091
Shares issued in reinvestment of distributions	9,235	106,822	6,370	68,194
Shares redeemed	(117,886)	(1,365,087)	(80,004)	(855,337)

Net increase (decrease)	326,173	$3,796,257	(22,127)	$(236,052)

Year ended February 28, 2018[c]
Shares sold	419	$5,000	216,520	$2,372,205
Shares issued in reinvestment of distributions	—	—	2,302	25,008
Shares redeemed	—	—	(25,247)	(276,554)

Net increase (decrease)	419	$5,000	193,575	$2,120,659

Advisor Class Shares:
Year ended February 28, 2019
Shares sold	2,251,858	$26,024,538	615,453	$6,557,198
Shares issued in reinvestment of distributions	89,994	1,041,218	23,387	250,291
Shares redeemed	(1,915,126)	(22,138,704)	(464,526)	(4,977,219)

Net increase (decrease)	426,726	$4,927,052	174,314	$1,830,270

Year ended February 28, 2018
Shares sold	2,575,769	$30,699,742	501,371	$5,497,353
Shares issued in reinvestment of distributions	76,078	902,785	22,477	245,939
Shares redeemed	(1,404,971)	(16,673,364)	(459,442)	(5,029,659)

Net increase (decrease)	1,246,876	$14,929,163	64,406	$713,633

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bMay include a portion of Class C shares that were automatically converted to Class A.

cFor the period August 1, 2017 (effective date) to February 28, 2018.

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2019[a]
Shares sold[b]	1,701,505	$18,331,952	2,623,165	$27,929,306
Shares issued in reinvestment of distributions	13,389	145,490	20,786	223,261
Shares redeemed	(57,798)	(623,556)	(182,556)	(1,956,390)

Net increase (decrease)	1,657,096	$17,853,886	2,461,395	$26,196,177

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	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A1 Shares:
Year ended February 28, 2019
Shares sold	1,892,989	$20,558,941	2,463,802	$26,510,261
Shares issued in reinvestment of distributions	859,229	9,331,241	773,948	8,318,557
Shares redeemed	(6,283,089)	(68,159,582)	(6,982,741)	(74,930,222)

Net increase (decrease)	(3,530,871)	$(38,269,400)	(3,744,991)	$(40,101,404)

Year ended February 28, 2018
Shares sold	3,904,387	$43,422,516	3,102,350	$34,111,775
Shares issued in reinvestment of distributions	964,230	10,703,033	881,348	9,669,457
Shares redeemed	(6,076,250)	(67,428,531)	(6,041,395)	(66,289,218)

Net increase (decrease)	(1,207,633)	$(13,302,982)	(2,057,697)	$(22,507,986)

Class C Shares:
Year ended February 28, 2019
Shares sold	192,802	$2,127,054	333,994	$3,664,867
Shares issued in reinvestment of distributions	121,088	1,336,324	160,859	1,764,128
Shares redeemed[b]	(2,059,946)	(22,582,744)	(3,815,966)	(41,575,341)

Net increase (decrease)	(1,746,056)	$(19,119,366)	(3,321,113)	$(36,146,346)

Year ended February 28, 2018
Shares sold	381,901	$4,308,602	582,215	$6,527,038
Shares issued in reinvestment of distributions	149,173	1,682,064	222,312	2,487,583
Shares redeemed	(916,112)	(10,337,763)	(2,539,707)	(28,467,793)

Net increase (decrease)	(385,038)	$(4,347,097)	(1,735,180)	$(19,453,172)

Class R6 Shares:
Year ended February 28, 2019
Shares sold	92,259	$1,002,367	83,757	$901,840
Shares issued in reinvestment of distributions	11,318	122,910	4,653	50,070
Shares redeemed	(87,754)	(949,130)	(54,028)	(579,555)

Net increase (decrease)	15,823	$176,147	34,382	$372,355

Year ended February 28, 2018[c]
Shares sold	369,029	$4,089,070	133,080	$1,457,209
Shares issued in reinvestment of distributions	3,766	41,415	1,294	14,074
Shares redeemed	(34,871)	(385,376)	(6,653)	(72,766)

Net increase (decrease)	337,924	$3,745,109	127,721	$1,398,517

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2.  Shares of Beneficial Interest (continued)

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended February 28, 2019
Shares sold	1,022,146	$11,096,020	2,198,524	$23,599,465
Shares issued in reinvestment of distributions	46,978	510,214	99,616	1,071,788

Shares redeemed	(570,123)	(6,176,872)	(1,966,014)	(21,109,071)

Net increase (decrease)	499,001	$5,429,362	332,126	$3,562,182

Year ended February 28, 2018
Shares sold	1,110,849	$12,291,234	1,535,085	$16,870,246
Shares issued in reinvestment of distributions	35,937	399,186	99,887	1,097,058
Shares redeemed	(773,996)	(8,568,835)	(1,709,539)	(18,779,865)

Net increase (decrease)	372,790	$4,121,585	(74,567)	$(812,561)

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bMay include a portion of Class C shares that were automatically converted to Class A.

cFor the period August 1, 2017 (effective date) to February 28, 2018.

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2019[a]
Shares sold[b]	5,694,257	$64,576,708	4,783,138	$53,438,165
Shares issued in reinvestment of distributions	50,375	573,922	31,986	359,667
Shares redeemed	(215,068)	(2,439,329)	(462,518)	(5,179,647)

Net increase (decrease)	5,529,564	$62,711,301	4,352,606	$48,618,185

Class A1 Shares:
Year ended February 28, 2019
Shares sold	4,178,015	$47,558,768	3,658,607	$41,138,207
Shares issued in reinvestment of distributions	1,908,645	21,736,730	1,490,792	16,759,421
Shares redeemed	(14,654,167)	(166,580,553)	(12,625,503)	(141,798,890)

Net increase (decrease)	(8,567,507)	$(97,285,055)	(7,476,104)	$(83,901,262)

Year ended February 28, 2018
Shares sold	8,155,878	$94,873,756	7,059,552	$81,347,688
Shares issued in reinvestment of distributions	2,184,153	25,388,332	1,784,760	20,559,119
Shares redeemed	(14,971,529)	(173,806,319)	(14,909,834)	(171,347,953)

Net increase (decrease)	(4,631,498)	$(53,544,231)	(6,065,522)	$(69,441,146)

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	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class C Shares:
Year ended February 28, 2019
Shares sold	650,002	$7,473,133	892,002	$10,185,507
Shares issued in reinvestment of distributions	271,070	3,118,779	266,815	3,049,710
Shares redeemed[b]	(4,523,316)	(51,808,510)	(5,910,353)	(67,235,251)

Net increase (decrease)	(3,602,244)	$(41,216,598)	(4,751,536)	$(54,000,034)

Year ended February 28, 2018

Shares sold	1,385,917	$16,314,800	1,187,754	$13,905,039
Shares issued in reinvestment of distributions	343,043	4,027,883	346,677	4,057,512
Shares redeemed	(3,057,910)	(35,888,813)	(4,244,905)	(49,729,699)

Net increase (decrease)	(1,328,950)	$(15,546,130)	(2,710,474)	$(31,767,148)

Class R6 Shares:

Year ended February 28, 2019
Shares sold	692,387	$7,883,385	283,860	$3,187,376
Shares issued in reinvestment of distributions	47,558	542,086	20,667	232,267
Shares redeemed	(629,895)	(7,163,203)	(424,996)	(4,765,686)

Net increase (decrease)	110,050	$1,262,268	(120,469)	$(1,346,043)

Year ended February 28, 2018[c]

Shares sold	1,822,274	$21,117,056	927,116	$10,609,504
Shares issued in reinvestment of distributions	14,849	170,414	7,833	88,985
Shares redeemed	(296,965)	(3,425,877)	(125,955)	(1,437,037)

Net increase (decrease)	1,540,158	$17,861,593	808,994	$9,261,452

Advisor Class Shares:

Year ended February 28, 2019
Shares sold	1,626,184	$18,527,100	2,678,876	$30,113,227
Shares issued in reinvestment of distributions	152,450	1,736,979	213,149	2,396,522
Shares redeemed	(2,901,432)	(33,030,695)	(2,581,091)	(28,984,149)

Net increase (decrease)	(1,122,798)	$(12,766,616)	310,934	$3,525,600

Year ended February 28, 2018
Shares sold	2,774,764	$32,380,256	2,610,981	$30,179,959
Shares issued in reinvestment of distributions	196,429	2,285,770	271,648	3,131,310
Shares redeemed	(3,728,313)	(43,288,708)	(5,060,990)	(58,187,354)

Net increase (decrease)	(757,120)	$(8,622,682)	(2,178,361)	$(24,876,085)

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bMay include a portion of Class C shares that were automatically converted to Class A.

cFor the period August 1, 2017 (effective date) to February 28, 2018.

	Franklin Virginia
	Tax-Free Income Fund

	Shares	Amount

Class A Shares:
Year ended February 28, 2019[a]
Shares sold[b]	3,750,653	$40,505,541
Shares issued in reinvestment of distributions	25,782	280,124
Shares redeemed	(152,004)	(1,645,712)
Net increase (decrease)	3,624,431	$39,139,953

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2.  Shares of Beneficial Interest (continued)

	Franklin Virginia
	Tax-Free Income Fund

	Shares	Amount

Class A1 Shares:
Year ended February 28, 2019
Shares sold	2,263,579	$ 24,620,541
Shares issued in reinvestment of distributions	1,110,144	12,066,860
Shares redeemed	(8,136,741)	(88,362,462)

Net increase (decrease)	(4,763,018)	$(51,675,061)

Year ended February 28, 2018
Shares sold	3,915,954	$ 43,657,746
Shares issued in reinvestment of distributions	1,274,870	14,217,434
Shares redeemed	(8,566,461)	(95,416,168)

Net increase (decrease)	(3,375,637)	$(37,540,988)

Class C Shares:
Year ended February 28, 2019
Shares sold	334,165	$ 3,691,239
Shares issued in reinvestment of distributions	164,176	1,815,093
Shares redeemed[b]	(3,087,329)	(33,943,377)

Net increase (decrease)	(2,588,988)	$(28,437,045)

Year ended February 28, 2018
Shares sold	524,425	$ 5,946,438
Shares issued in reinvestment of distributions	214,165	2,428,090
Shares redeemed	(1,959,030)	(22,225,318)

Net increase (decrease)	(1,220,440)	$(13,850,790)

Class R6 Shares:
Year ended February 28, 2019
Shares sold	205,369	$ 2,230,301
Shares issued in reinvestment of distributions	15,838	172,212
Shares redeemed	(229,022)	(2,485,390)

Net increase (decrease)	(7,815)	$(82,877)

Year ended February 28, 2018[c]
Shares sold	550,417	$ 6,120,617
Shares issued in reinvestment of distributions	4,889	53,758
Shares redeemed	(94,542)	(1,045,488)

Net increase (decrease)	460,764	$ 5,128,887

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	Franklin Virginia
	Tax-Free Income Fund

	Shares	Amount

Advisor Class Shares:
Year ended February 28, 2019
Shares sold	2,570,856	$ 27,896,895
Shares issued in reinvestment of distributions	231,856	2,522,353
Shares redeemed	(2,846,090)	(30,928,292)

Net increase (decrease)	(43,378)	$(509,044)

Year ended February 28, 2018
Shares sold	2,656,299	$ 29,728,563
Shares issued in reinvestment of distributions	254,655	2,841,254
Shares redeemed	(2,819,393)	(31,426,780)

Net increase (decrease)	91,561	$ 1,143,037

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bMay include a portion of Class C shares that were automatically converted to Class A.

cFor the period August 1, 2017 (effective date) to February 28, 2018.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

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3.  Transactions with Affiliates (continued)

a.  Management Fees (continued)

For the year ended February 28, 2019, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund

0.547%	0.490%	0.500%	0.580%	0.514%

Franklin Maryland Tax-Free Income Fund	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

0.506%	0.473%	0.477%	0.490%

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.25%
Class A1.	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

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	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.25%
Class A1.	0.10%	0.10%	0.10%
Compensation Plans:
Class C	—	0.65%	0.65%

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.25%
Class A1.	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$13,519	$19,897	$33,343
CDSC retained	$ 987	$16,286	$ 6,656

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$9,787	$38,605	$21,644
CDSC retained	$2,391	$ 8,046	$ 4,752

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$69,098	$49,884	$30,918
CDSC retained	$11,763	$ 8,274	$ 4,051

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares were lowered. Further details are disclosed in the Funds’ Prospectus.

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3.  Transactions with Affiliates (continued)

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended February 28, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Transfer agent fees	$74,663	$193,483	$152,380

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Transfer agent fees	$45,974	$108,861	$148,914

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Transfer agent fees	$300,223	$251,797	$197,404

f.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until June 30, 2019.

g.  Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended February 28, 2019, were as follows:

	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund
Purchases	$52,600,000	$2,450,000	$2,400,000	$10,000,000
Sales	$39,400,000	$1,600,000	$ —	$ 5,300,000

	Franklin Maryland Tax-Free Income Fund	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Purchases	$200,000	$7,300,000	$39,335,000	$1,950,000
Sales	$ —	$1,300,000	$11,700,000	$ —

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4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended February 28, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At February 28, 2019, the capital loss carryforwards were as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$ 2,932,301	$11,277,278	$ 3,073,256
Long term	14,712,588	51,043,457	19,666,927

Total capital loss carryforwards	$17,644,889	$62,320,735	$22,740,183

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$2,281,513	$10,920,503	$11,476,244
Long term	7,649,663	16,795,581	30,266,741

Total capital loss carryforwards	$9,931,176	$27,716,084	$41,742,985

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$10,021,941	$23,575,835	$16,243,110
Long term	60,673,761	64,095,578	38,154,756

Total capital loss carryforwards	$70,695,702	$87,671,413	$54,397,866

During the year ended February 28, 2019, the following Funds utilized capital loss carryforwards as follows:

Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

$322,056	$167,553	$402,494	$181,342

On February 28, 2019, Franklin Missouri Tax-Free Income Fund had expired capital loss carryforwards of $835, which were reclassified to paid-in capital.

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5.  Income Taxes (continued)

The tax character of distributions paid during the years ended February 28, 2019 and 2018, was as follows:

	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund		Franklin Georgia Tax-Free Income Fund

	2019	2018	2019	2018	2019	2018
Distributions paid from tax exempt income	$ 7,467,653	$ 8,800,650	$21,506,767	$26,274,354	$15,236,578	$17,738,333

	Franklin Kentucky Tax-Free Income Fund		Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund

	2019	2018	2019	2018	2019	2018
Distributions paid from tax exempt income	$ 4,795,238	$ 5,759,359	$11,935,064	$13,389,237	$13,095,114	$15,242,249

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund		Franklin Virginia Tax-Free Income Fund

	2019	2018	2019	2018	2019	2018
Distributions paid from tax exempt income	$ 30,155,162	$ 34,887,399	$25,702,570	$31,522,556	$18,765,898	$21,703,718

At February 28, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Cost of investments	$224,210,363	$537,275,749	$437,682,732

Unrealized appreciation	$8,358,956	$26,384,669	$15,532,797
Unrealized depreciation	(367,297)	(9,548,368)	(7,668,713)

Net unrealized appreciation (depreciation)	$7,991,659	$16,836,301	$7,864,084

Distributable earnings:
Undistributed tax exempt income	$459,897	$1,808,675	$1,201,057

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Cost of investments	$136,438,314	$354,459,026	$390,411,465

Unrealized appreciation	$3,948,311	$12,859,736	$13,725,337
Unrealized depreciation	(201,776)	(3,086,316)	(4,347,118)

Net unrealized appreciation (depreciation)	$3,746,535	$9,773,420	$9,378,219

Distributable earnings:
Undistributed tax exempt income	$290,513	$776,573	$1,350,984

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	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Cost of investments	$925,388,608	$801,565,663	$574,829,654

Unrealized appreciation	$27,027,970	$21,679,904	$18,684,337
Unrealized depreciation	(14,946,509)	(13,586,490)	(5,305,528)

Net unrealized appreciation (depreciation)	$12,081,461	$8,093,414	$13,378,809

Distributable earnings:
Undistributed tax exempt income	$2,848,142	$2,328,800	$1,504,702

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts, wash sales and bond workout expenditures.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2019, were as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Purchases	$21,071,616	$ 58,705,313	$ 55,535,430
Sales	$45,539,157	$135,115,725	$107,964,226

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Purchases	$27,232,932	$35,429,894	$22,462,793
Sales	$41,156,960	$74,308,002	$67,353,532

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Purchases	$ 95,519,130	$ 97,973,358	$ 57,199,183
Sales	$183,496,815	$213,018,692	$102,381,650

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7.  Defaulted Securities

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments. At February 28, 2019, the aggregate value of these securities was as follows:

	Value	Percentage of Net Assets

Franklin Florida Tax-Free Income Fund	$13,725,000	2.5%
Franklin Georgia Tax-Free Income Fund	3,431,295	0.8%
Franklin Louisiana Tax-Free Income Fund	4,426,313	1.2%
Franklin Maryland Tax-Free Income Fund	6,875,000	1.7%
Franklin Missouri Tax-Free Income Fund	24,301,650	2.6%
Franklin North Carolina Tax-Free Income Fund.	21,173,519	2.6%
Franklin Virginia Tax-Free Income Fund.	9,346,000	1.6%

8.  Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 28, 2019, the Funds did not use the Global Credit Facility.

10.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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NOTES TO FINANCIAL STATEMENTS

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At February 28, 2019, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

11.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.	IDB	Industrial Development Bond/Board
AMBAC	American Municipal Bond Assurance Corp.	IDBR	Industrial Development Board Revenue
BAM	Build America Mutual Assurance Co.	LOC	Letter of Credit
BHAC	Berkshire Hathaway Assurance Corp.	MBS	Mortgage-Backed Security
CDA	Community Development Authority/Agency	MFHR	Multi-Family Housing Revenue
COP	Certificate of Participation	NATL	National Public Financial Guarantee Corp.
EDA	Economic Development Authority	PBA	Public Building Authority
EDC	Economic Development Corp.	PCFA	Pollution Control Financing Authority
EDR	Economic Development Revenue	PCR	Pollution Control Revenue
ETM	Escrow to Maturity	PFAR	Public Financing Authority Revenue
FGIC	Financial Guaranty Insurance Co.	RDA	Redevelopment Agency/Authority
FICO	Financing Corp.	RDAR	Redevelopment Agency Revenue
GNMA	Government National Mortgage Association	SFM	Single Family Mortgage
GO	General Obligation	SFMR	Single Family Mortgage Revenue
HDA	Housing Development Authority/Agency	SPA	Standby Purchase Agreement
HFAR	Housing Finance Authority Revenue	SRF	State Revolving Fund
IDA	Industrial Development Authority/Agency	XLCA	XL Capital Assurance
IDAR	Industrial Development Authority Revenue

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Tax-Free Trust and Shareholders of Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund (the “Funds”) as of February 28, 2019, the related statements of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

April 16, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2019. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2020, shareholders will be notified of amounts for use in preparing their 2019 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1984	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 Lead Independent Trustee since March 2019	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer, and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting and officer of 28 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secratary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly,Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President - AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co-Secratary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin

Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an Audit Committee Financial Expert within the meaning of such Act and Rules. To the extent that the Fund’s Audit Committee does not include at least one Audit Committee Financial Expert, the SEC Rules require an explanation as to why it does not. The Fund’s Audit Committee currently does not have an Audit Committee Financial Expert following the departure from the Board of Trustees of the Fund’s previous Audit Committee Financial Expert. The Audit Committee believes that, as a result of the collective experience of the remaining Audit Committee members with respect to mutual funds, investments, financial statements and accounting principles, there is adequate oversight over the Fund’s financial operations and financial statements. It is anticipated that the Fund’s Board of Trustees will designate a new Audit Committee Financial Expert in the near future.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN TAX-FREE TRUST

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

(each a Fund)

At an in-person meeting held on February 25, 2019 (Meeting), the Board of Trustees (Board) of Franklin Tax-Free Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii)

the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid securities for each Fund.

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SHAREHOLDER INFORMATION

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2018. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Alabama Tax-Free Income Fund - The Performance Universe for the Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was below the median of its Performance Universe, but for the three-, five-and 10-year periods was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Georgia Tax-Free Income Fund - The Performance Universe for the Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its

Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the

10-year period was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Louisiana Tax-Free Income Fund and Franklin Maryland Tax-Free Income Fund - The Performance Universe for the Franklin Louisiana Tax-Free Income Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Performance Universe for the Franklin Maryland Tax-Free Income Fund included the Fund and all retail and institutional Maryland municipal debt funds. The Board noted that the Funds’ annualized income returns and annualized total returns for the one-, three-, five- and 10-year periods were above the medians of their respective Performance Universes. The Board concluded that the Funds’ performance was satisfactory.

Franklin Kentucky Tax-Free Income Fund - The Performance Universe for the Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and ten-year periods was above the median of its Performance Universe, but for the five-year period was equal to the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Florida Tax-Free Income Fund - The Performance Universe for the Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the 10-year period was below the median of its Performance Universe, but for the one-, three-and five-year periods was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Missouri Tax-Free Income Fund - The Performance Universe for the Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-,

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SHAREHOLDER INFORMATION

three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the five- and 10-year periods was below the median of its Performance Universe, but for the one-and three-year periods was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund - The Performance Universe for the Franklin North Carolina Tax-Free Income Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Performance Universe for the Franklin Virginia Tax-Free Income Fund included the Fund and all retail and institutional Virginia municipal debt funds. The Board noted that the Funds’ annualized income returns for the one-, three-, five- and 10-year periods were above the medians of their respective Performance Universes. The Board also noted that the Funds’ annualized total returns for the three-, five- and 10-year periods were below the medians of their respective Performance Universes, but for the one-year period were above the medians of their respective Performance Universes. Given the Funds’ income-oriented investment objectives, the Board concluded that the Funds’ performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the

Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 for each Fund and for Class A shares for each other fund. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Missouri Tax-Free Income Fund and Franklin North Carolina Tax-Free Income Fund - The Expense Group for each Fund included the Fund and nine other “other states” municipal debt funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund and Franklin Louisiana Tax-Free Income Fund - The Expense Group for each Fund included the Fund and nine other “other states” municipal debt funds. The Board noted that the Management Rates for the Funds were equal to the medians of their respective Expense Groups, but their actual total expense ratios were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to the Funds are reasonable.

Franklin Maryland Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund - The Expense Group for Franklin Maryland Tax-Free Income Fund included the Fund and four other Maryland municipal debt funds. The Expense Group for the Franklin Virginia Tax-Free Income Fund included the Fund and five other Virginia municipal debt funds. The Board noted that the Management Rates for the Funds were above the medians of their respective Expense Groups, but their actual total expense ratios were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to the Funds are reasonable. In doing so, the Board noted that the Funds’ Management Rates were less than one basis point higher than the medians of their respective Expense Groups.

Franklin Kentucky Tax-Free Income Fund - The Expense Group for this Fund included the Fund and nine other “other states” municipal debt funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were slightly above the medians of its Expense Group. The

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Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The

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filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Tax-Free Trust
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	TF2 A 04/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an Audit Committee Financial Expert within the meaning of such Act and Rules. To the extent that the Fund’s Audit Committee does not include at least one Audit Committee Financial Expert, the SEC Rules require an explanation as to why it does not. The Fund’s Audit Committee currently does not have an Audit Committee Financial Expert following the departure from the Board of Trustees of the Fund’s previous Audit Committee Financial Expert. The Audit Committee believes that, as a result of the collective experience of the remaining Audit Committee members with respect to mutual funds, investments, financial statements and accounting principles, there is adequate oversight over the Fund’s financial operations and financial statements. It is anticipated that the Fund’s Board of Trustees will designate a new Audit Committee Financial Expert in the near future.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $808,276 for the fiscal year ended February 28, 2019 and $838,592 for the fiscal year ended February 28, 2018.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $15,000 for the fiscal year ended February 28, 2019 and $0 for the fiscal year ended February 28, 2018. The services for which these fees were paid included professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $9,865 for the fiscal year ended February 28, 2019 and $0 for the fiscal year ended February 28, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $16,500 for the fiscal year ended February 28, 2019 and $14,000 for the fiscal year ended February 28, 2018. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, assets under management certification, and benchmarking services in connection with the ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $41,365 for the fiscal year ended February 28, 2019 and $14,000 for the fiscal year ended February 28, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date April 26, 2019

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date April 26, 2019